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MERRILL LYNCH SERIES FUND, INC.
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SEMI-ANNUAL REPORT
JUNE 30, 1999
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MERRILL LYNCH SERIES FUND, INC.
Semi-Annual Report
June 30, 1999
--------------------------------------------------------------------------------

DEAR SHAREHOLDER:

We are pleased to submit this semi-annual report for Merrill Lynch Series Fund, Inc., in which we summarize the investment performance of each Portfolio and outline our views on the investment environment. Performance information for each Portfolio in Merrill Lynch Series Fund, Inc., excluding the Money Reserve Portfolio, can be found in the tables on page 11 of this report to shareholders.

There were some conflicting signals regarding the future direction of the US economy during the six months ended June 30, 1999. However, on balance the economic outlook continued to be positive. The US economic expansion is ongoing, especially in the consumer sector. Economic growth is not occurring at inflationary rates, although the Organization of Petroleum Exporting Countries
(OPEC) successfully engineered a near-term increase in the price of crude oil. Against this backdrop, the US Federal Reserve Board raised the Federal Funds rate 0.25% at its June 30, 1999 meeting. Outside of the United States, signs of growth are less apparent in other major industrial economies. European equity markets have entered a period of consolidation, and investors are looking for evidence of an economic pickup. In Japan, there are not yet clear signs that Japan's economy is improving. There were growing signs of improvement in some emerging economies (most notably South Korea and Mexico), although concerns remain for others (such as Brazil and Argentina).

In the US capital markets, long-term interest rates rose during the June quarter. While the spread between yields on Treasury securities and corporate issues of similar maturities has narrowed somewhat, it remains wide by historic standards. Although the US stock market exhibited greater price volatility, its advances broadened beyond relatively few growth stocks to the previously languishing cyclical sectors.

BALANCED PORTFOLIO

As of June 30, 1999, the asset allocation of Balanced Portfolio was: US stocks, 52% of net assets; US bonds, 43%; and cash reserves, 5%.

We reduced the Portfolio's allocation to US equities from 54% of net assets as of December 31, 1998 to 52% as of June 30, 1999. We continued to believe that investors would favor the shares of companies that could offer a high degree of earnings visibility in a steady growth/low inflationary economy. On this basis, technology remained the largest single group represented among our US equity commitments. Consumer staples, including healthcare and financial services, also continued to account for a significant portion of US equity assets.

We increased the Portfolio's US bond commitment from 39% of net assets to 43% during the six months ended June 30, 1999. We also increased the average duration from 5.2 years to 7.1 years. Contrary to our earlier expectations, the strength of the US economy persisted during the second quarter of 1999. In our view, any possible reduction of inflationary expectations could be supportive of a decline in US interest rates during the second half of 1999.

CAPITAL STOCK PORTFOLIO

As of June 30, 1999, the asset allocation of Capital Stock Portfolio was: US stocks, 87% of net assets; foreign stocks, 11%; and cash reserves, 2%.

We reduced the Portfolio's allocation to US equities from 89% of net assets as of December 31, 1998 to 87% as of June 30, 1999. We continued to believe that investors would favor the shares of companies that could offer a high degree of earnings visibility in a steady growth/low inflationary economy. On this basis, technology remained the largest single group represented among our US equity commitments. Positions established in the technology sector during the past three months included Sun

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MERRILL LYNCH SERIES FUND, INC.
Semi-Annual Report
June 30, 1999  (Continued)
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Microsystems, Inc., Xerox Corporation and Siebel Systems, Inc. Consumer staples, including healthcare and financial services, also continued to account for a significant portion of US equity assets. New positions in the consumer staples group included Merck & Co., Inc., while Citigroup Inc. and The Goldman Sachs Group, Inc. are examples of new positions in the financial services sector.

We increased the Portfolio's foreign equity representation from 10% of net assets to 11% during the first half of 1999. Our approach continues to reflect a concentration of the shares of companies that we believe could add value to a primarily US portfolio. The shares of Canadian and European companies continued to predominate among foreign stocks, although we also maintained commitments in Japanese, Asian and Australian companies.

GLOBAL STRATEGY PORTFOLIO

As of June 30, 1999, the asset allocation for Global Strategy Portfolio was: US stocks, 37% of net assets; foreign stocks, 42%; US bonds, 7%; foreign bonds, 13%; and cash reserves, 1%.

During the six months ended June 30, 1999, we enlarged the foreign common stock sector from 27% of net assets to 42%. The largest portion of the foreign equity expansion was undertaken by enlarging our commitment to Japanese equities. This increase reflects our expectation that an increased number of Japanese corporations would be undertaking significant restructuring that could lead to improved profitability and earnings over the longer term. Our increased optimism also reflected indications that monetary policy has remained accommodative and that the Japanese economy may be showing signs of bottoming.

We also enlarged the Portfolio's commitment to emerging markets, including Brazil and Asian markets outside of Japan, in response to increased evidence that the problems associated with the 1997-1998 financial crisis were abating. We established our commitments in Brazil in response to the improving post-devaluation outlook. In Asia, we devoted assets to new positions in South Korea, Singapore and Hong Kong. European equities remained our largest regional commitment, although we reduced overall representation in recent months. Within Europe, we maintained significant representation in financial services, telecommunications services and equipment, and consumer staple goods.

We slightly reduced the Portfolio's allocation to US equities from 40% of net assets to 37% during the six months ended June 30, 1999. We continued to believe that investors would favor the shares of companies that could offer a high degree of earnings visibility in a steady growth/low inflationary economy. On this basis, technology remains the largest single group represented among our US equity commitments. Consumer staples, including healthcare and financial services, also continued to account for a significant portion of US equity assets.

In the fixed-income component of the portfolio, we reduced the foreign bond sector from 19% of net assets to 13% during the first half of the six months ended June 30, 1999. Seemingly attractive risk/ reward relationships led us to establish positions in Japanese and New Zealand bonds early in 1999.

However, during the second half of the period, we eliminated our position in Japanese bonds following a decline in yields, which reduced potential for additional appreciation. We also took advantage of the appreciation in the New Zealand bonds and sold our position. We retained positions in German and UK bonds, where we believe the reward/risk relationship has remained favorable.

Finally, we also reduced our US bond commitment from 14% of net assets to 7% during the six-month period ended June 30, 1999. As a result, we increased the average duration from 5.6 years to 7.2 years. Strength in the US economy persisted during the first half of 1999.

GROWTH STOCK PORTFOLIO

Growth Stock Portfolio's total return for the six months ended June 30, 1999 was +15.00%. The Lipper Analytical Services Growth Funds Average was +11.69% for the same period, while the

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MERRILL LYNCH SERIES FUND, INC.
Semi-Annual Report
June 30, 1999  (Continued)
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unmanaged Standard & Poor's 500 Index (S&P 500) had a total return of +12.38%.
There are several reasons for the Portfolio's outperformance during the six months ended June 30, 1999. First, as of June 30, 1999, five of the Portfolio's top ten equity holdings had experienced stock price appreciation significantly greater than the total return of the S&P 500 Index with daily reinvestment of dividends. Also, over 50% of the individual equity holdings in the Portfolio at mid-year 1999 had stock price appreciation that exceeded the total investment return of the S&P 500 for the six-month period. Finally, a majority of the equity holdings in the top two industry categories in the Portfolio at mid-year 1999 experienced stock price appreciation which was in excess of the total return of the S&P 500. At June 30, 1999, the top two industry categories were telecommunications at 14.7% of net assets and banking and financial at 10.9%. The top ten industry categories equaled 67.2% of the Portfolio's net assets as of June 30, 1999, while the top ten equity holdings equaled 30.9%.

HIGH YIELD PORTFOLIO

The first half of 1999 was characterized by a relentless rise in US Treasury yields, robust domestic economic growth and volatile equity markets. In this environment, the high-yield asset class performed quite well. Specifically, the unmanaged CS First Boston Global High Yield Index registered a total return of +2.82% for the six months ended June 30, 1999, in sharp contrast to the ten-year US Treasury return of -6.52% for the same period. (The hefty coupon associated with high-yield issues makes them less sensitive to rising interest rates.) The Standard & Poor's 500 (S&P 500) Index's total return was +12.38% during the period. The yield spread between the High Yield Index and US Treasury securities of similar maturity narrowed to 574 basis points (5.74%) at June 30, 1999, compared to 657 basis points at year-end 1998.

New-issue volume has slowed from last year's frenetic pace, resulting in weaker flows into high-yield mutual funds. Year-to-date issuance (in terms of proceeds) was about 37% below the year-ago period. Credits in the media/telecommunications sector continue to account for the largest portion of new issues, about 36%. However, one of the largest issuers during the period was a commodity chemical company -- Lyondell Chemical Company -- that completed a $2.4 billion, three-tranche transaction in May. We established a position in one of the senior tranches and feel that the company is well positioned for the next industry cyclical upturn.

Default rates continue to rise, according to data tracked by Moody's Investors Service, Inc. (Moody's) and Donaldson Lufkin & Jenrette (DLJ) (a leading high-yield underwriter). For the 12 months ended June 30, 1999, Moody's reports that the default rate (based on percentage of principal amount outstanding) equaled 5.04% (up from 3.75% for 1998), while DLJ reported a rate of 2.78% (1.28% in 1998).

Against this backdrop, the Portfolio's Class A Shares outperformed the CS First Boston Global High Yield Index with a total return of +2.91% for the six-month period ended June 30, 1999. The Portfolio's results were aided by our relatively high exposure to emerging markets issues (13.1% as compared to 7.1% for the Index) which have recovered from last year's dramatic sell-off. Our overweighting in the paper/packaging and utility/independent power producer sectors also aided the Portfolio's performance. Performance results were hindered by our overweighting in BB-rated credits (33.8% as compared to 26.1% for the Index) as well our market weighting in healthcare, the worst-performing sector during the period. Positive event risk affecting several credits in the Portfolio also had a favorable impact on performance. Among these were AT&T Corp.'s announced plans to acquire (in a two-step transaction) Metronet Communications (a Canadian competitive local exchange carrier) and Sprint Corp.'s planned takeover of American Telecasting Inc. (ATEL), an operator of wireless cable TV systems. The ATEL transaction announcement caused its bonds, which had been trading at distressed levels, to surge over par. In addition to these pending mergers with investment-grade credits, one company -- Quest Diagnostic Inc. -- announced a premium tender offer for its bonds.

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MERRILL LYNCH SERIES FUND, INC.
Semi-Annual Report
June 30, 1999  (Continued)
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For the better part of May and June, the high-yield market was plagued by asset outflows. This was also true for the Portfolio. Our largest sale during the period was the senior notes of Qwest Communications, which had tightened to investment-grade spreads following BellSouth's purchase of an equity stake in the company earlier this year. Similarly, we harvested positions in Lenfest Communications, a cable TV company whose bonds had tightened considerably following AT&T's announcement in early May that it would be acquiring the remaining 50% of the company that it did not already own, and Coastal Finance, whose ratings rose to investment grade.

We made a conscious effort to limit most of our new additions to the Portfolio to larger bond issues (at least $200 million) because we have noted that dealers are still risk averse and reluctant to provide much in the way of market making activity. These larger issues have relatively better liquidity, in our view. Our purchases in the primary market included bonds of Applied Power Inc., a diversified manufacturing concern; Amkor Technologies Inc., which provides semiconductor packaging and testing services; and Tembec Industries, Inc., a Canadian forest products company. All of these issues were rated B1/B+ or higher by Moody's Investors Service, Inc. and Standard & Poor's Corp.

At June 30, 1999, communications and media remained our largest broad industry category, equaling 36.2% of the Portfolio's market value. Of the more narrowly classified sectors, the largest industries were: communications, 17.0%; cable (domestic and international), 10.9%; packaging/paper and forest products, 8.8%; general industrial, 8.3%; and broadcasting/printing and publishing, 8.3%. Foreign bonds totaled 24.7% of the Portfolio, with emerging markets issues (primarily Latin American corporate bonds) accounting for 13.1% of long-term investments. At June 30, 1999, the average maturity of the Portfolio was 7.3 years, and cash and cash equivalents amounted to 2.3% of net assets.

INTERMEDIATE GOVERNMENT BOND PORTFOLIO

During the six months ended June 30, 1999, the US fixed-income market was characterized by a dramatic shift in investor psychology that saw a flight-to-quality mentality transformed into a flight-from-quality bias. Specifically, interest rates trended higher and the yield curve flattened as investors priced in the possibility that the Federal Reserve Board would seek to tighten monetary policy by mid-year. The Federal Reserve Board's shift in policy toward a tightening bias was being driven by its concern that the domestic economy was growing at a pace sufficient to rekindle the inflationary fires. Furthermore, many investors were convinced that the liquidity problems that had developed as a result of both the deterioration of the emerging market economies and the excessive amount of financial leverage in the system were now behind us. On June 30, 1999, the Federal Reserve Board raised its overnight funds rate by 0.25% to 5.00% and simultaneously shifted to a neutral posture.

As we entered the six-month period ended June 30, 1999, the overall tone of the Treasury market was relatively upbeat since most investors were expecting technical conditions to remain strong and the Federal Reserve Board to continue on an accommodative road as the domestic economy began to feel the negative impact of the rising trade deficit. Although the Federal Reserve Board had moved from an accommodative bias to a neutral posture, investors still believed it was possible for the Federal Funds rate to reach 4% by mid-year since the economic environment slowed down. However, this optimism would not last as first quarter US gross domestic product growth rose an unexpectedly strong 4.5%, spurred on by consumer spending, which jumped 6.7%. Clearly, consumers were benefiting from a low unemployment rate and the wealth effect generated from a booming stock market.

Overseas, Asian countries, at the heart of the crises in 1998, exhibited the beginnings of economic recovery. This global recovery led to fears of a rekindling of inflation. Commodities, such as copper, gained in price. More importantly, the price of oil surged, spurred on mainly by an agreement by OPEC to limit production, but also on expectations of increased demand by recovering economies. While the reported producer price index for April showed only a 0.2% increase (excluding food and energy), the core consumer price index (CPI) rose a greater-than-expected 0.7%, well above expectations and the largest increase since April 1989. At this point, most investors believed the Federal

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MERRILL LYNCH SERIES FUND, INC.
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June 30, 1999  (Continued)
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Reserve Board would raise short-term interest rates by at least 25 basis points
(0.25%) at the late June Federal Open Market Committee (FOMC) meeting.

Although investors were relieved to see a complete reversal of April's inflationary picture in May and June (particularly as the CPI was unchanged), most investors still believed the Federal Reserve Board would remain committed to a course of tighter monetary policy. The forward market, which had priced in approximately 120 basis points prior to the most recent inflationary release, still projected a 50 basis point -- 75 basis point aggregate move by the Federal Reserve Board at mid-month. The yield on the 30-year Treasury bond, which began the year at 5%, traded to a high of 6.17% in June. At that time we were not surprised by the Federal Reserve Board's increase of 25 basis points at its June 30, 1999 FOMC meeting, followed by a wait and see attitude to gauge the strength of the economy and any inflationary pressures that may build.

In anticipation of a volatile interest rate environment, and because of a change in the Fund's benchmark Index to the Salomon Smith Barney Government/Mortgage Index, we increased our allocation to mortgage-backed securities throughout the six-month period ended June 30, 1999. We started 1999 with a relatively small position in mortgage-backed securities. However, modified prospectus language allowed for a greater participation in mortgages. As a result, we currently have a 41% allocation to that sector. At the same time, our Treasury holdings fell from approximately 50% of net assets to 35% during the six-month period, well below the benchmark allocation of 46%. We initially had allocation to Government agency debentures in line with the 15% weighting of the unmanaged benchmark Salomon Smith Barney Government/Mortgage Index. However, we recently increased our weighting to 25%. We believed that the intermediate-term sector of the agency curve contained some very attractive relative value attributes following the yield spread widening that characterized this market since the beginning of the second quarter. We sold short our intermediate-term Treasury issues and invested the proceeds in similar maturity agency securities. We shortened duration when we shifted to the new Index once we were able to add mortgage-backed securities to the Portfolio. We have held duration steady at 4.7 years, in line with the Index.

We modestly extended the average life of the Portfolio to 8.4 years with Federal agency securities as the market backed-off and agency spreads widened. In the mortgage-backed securities sector, we focused on 30-year mortgages with a particular interest in higher coupon issuers given our expectations of rising interest rates. However, the premium for this type of collateral rose as interest rates increased, making it difficult to accumulate the amount of collateral we wanted. However, we were able to acquire a small amount of secondary supply when it became available. We recently focused on short-term callable and non-callable issues where breakeven levels were attractive relative to Treasury issues.

LONG TERM CORPORATE BOND PORTFOLIO

During the six months ended June 30, 1999, the US fixed-income market was characterized by a dramatic shift in investor psychology that saw a flight-to-quality mentality transformed into a flight-from-quality bias. Specifically, interest rates trended higher and the yield curve flattened as investors priced in the possibility that the Federal Reserve Board would seek to tighten monetary policy by mid-year. The Federal Reserve Board's shift in policy toward a tightening bias was being driven by its concern that the domestic economy was growing at a pace sufficient to rekindle the inflationary fires. Furthermore, many investors were convinced that the liquidity problems that had developed as a result of both the deterioration of the emerging market economies and the excessive amount of financial leverage in the system were now behind us. On June 30, 1999, the Federal Reserve Board raised its overnight funds rate by 0.25% to 5.00% and simultaneously shifted to a neutral posture.

As we entered the six-month period ended June 30, 1999, the overall tone of the Treasury market was relatively upbeat since most investors were expecting technical conditions to remain strong and the Federal Reserve Board to continue on an accommodative road as the domestic economy began to

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MERRILL LYNCH SERIES FUND, INC.
Semi-Annual Report
June 30, 1999  (Continued)
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feel the negative impact of the rising trade deficit. Although the Federal
Reserve Board had moved from an accommodative bias to a neutral posture, investors still believed it was possible for the Federal Funds rate to reach 4% by mid-year since the economic environment slowed down. However, this optimism would not last as first quarter US gross domestic product growth rose an unexpectedly strong 4.5%, spurred on by consumer spending, which jumped 6.7%. Clearly, consumers were benefiting from a low unemployment rate and the wealth effect generated from a booming stock market.

Overseas, Asian countries, at the heart of the crises in 1998, exhibited the beginnings of economic recovery. This global recovery led to fears of a rekindling of inflation. Commodities, such as copper, gained in price. More importantly, the price of oil surged, spurred on mainly by an agreement by OPEC to limit production, but also on expectations of increased demand by recovering economies. While the reported producer price index for April showed only a 0.2% increase (excluding food and energy), the core consumer price index (CPI) rose a greater-than-expected 0.7%, well above expectations and the largest increase since April 1989. At this point, most investors believed the Federal Reserve Board would raise short-term interest rates by at least 25 basis points (0.25%) at the late June Federal Open Market Committee (FOMC) meeting.

Although investors were relieved to see a complete reversal of April's inflationary picture in May and June (particularly as the CPI was unchanged), most investors still believed the Federal Reserve Board would remain committed to a course of tighter monetary policy. The forward market, which had priced in approximately 120 basis points prior to the most recent inflationary release, still projected a 50 basis point -- 75 basis point aggregate move by the Federal Reserve Board at mid-month. The yield on the 30-year Treasury bond, which began the year at 5%, traded to a high of 6.17% in June. At that time we were not surprised by the Federal Reserve Board's increase of 25 basis points at its June 30, 1999 FOMC meeting, followed by a wait and see attitude to gauge the strength of the economy and any inflationary pressures that may build.

The Portfolio's investment strategy can best be labeled as cautiously optimistic. From a duration perspective, we have maintained a slightly lower (0.05 year -- 0.20 year) profile than the benchmark Merrill Lynch Corporate A-AAA Index considering the bias toward higher interest rates during much of the six-month period. Given the negative prevailing investor sentiment, we raised our yield expectations relative to the trading band for the 30-year bond to 5.75%-6.25% by the second quarter. If the yield of the bond reached the higher end of our range, we expected to go slightly long relative to the Index since we were not looking for interest rates to trend higher over the long term. In essence, we believed that the foundation for a slowdown in the economy had already been laid given the higher prevailing interest rates and the impact exacted by recent stock market activity on the relationship of wealth to spending.

Consistent with recent strategy, we continued to seek higher coupon issues with a spread to the US Treasury bond given our outlook for the near-term direction of interest rates. We also remained committed to bigger, more liquid issues. Our Treasury holdings have been kept to an absolute minimum as we have focused on the need to build current income. Furthermore, productivity and the correlation to corporate profitability should be sufficient enough to sustain the overall trend toward tighter yield spreads, although spreads during May exhibited approximately 25 basis points of widening. Subsequent to the Federal Reserve Board move, spreads have begun to trend inward. Corporate issuance remained very active, with investor demand enthusiastic. In fact, the majority of the new transactions have been significantly oversubscribed and well received.

With respect to security-specific issues, we began to add to several sectors including energy-related issuers, paper producers and chemical companies. We also added asset-backed securities and commercial mortgage-backed securities. These sectors experienced improved economics yet still retained very attractive yield advantages relative to Treasury securities. It was our intent to bring these sectors up to a neutral benchmark weighting, although finding securities has lately proved a challenge as a result of small supply and sporadic new issuance in these sectors. During the later part of the period,

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MERRILL LYNCH SERIES FUND, INC.
Semi-Annual Report
June 30, 1999  (Continued)
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we slightly reduced the Portfolio's position in real estate investment trusts given the strong performance this group experienced during early 1999. However, we still have an overweighted position relative to the Index since we believe this sector will continue to perform well, although we expect to bring this position closer to a neutral posture as spreads compress. Cable/Media is another sector we have moved to overweight, given the strong economic fundamentals characterizing that industry. We currently have a 10% overweighted position in corporate bonds rated BBB, a situation we expect to maintain considering the attractive spread relationship and the favorable relative value attributes.

MONEY RESERVE PORTFOLIO

For the six-month period ended June 30, 1999, Money Reserve Portfolio's net annualized yield was 4.70%. The Portfolio's 7-day yield as of June 30, 1999 was 4.69%. The average portfolio maturity was 75 days at June 30, 1999, compared to 69 days at December 31, 1998.

For the six-month period ended June 30, 1999, Money Reserve Portfolio maintained an average life ranging from a low of 66 days to a high of 83 days. During the first half of the period, the Portfolio's average life was maintained toward the higher end of the band in response to continued concerns over the stability of the global financial markets. However, as these concerns lessened, we focused on the strength of the domestic economy, which we believed could cause the Federal Reserve Board to tighten monetary policy. However, as an investment strategy, we viewed investor overreactions to a potential interest rate hike as an opportunity to purchase modest amounts of longer-term securities. As expected, the Federal Reserve Board raised the Federal Funds rate 25 basis points on June 30, 1999.

Looking ahead, investors will most likely focus on inflationary data in order to anticipate the next move by the Federal Reserve Board. We will remain cautious in our investment strategies based on our continued belief that interest rates may rise in the near future.

The Portfolio's composition at the end of June and as of our last report is detailed below:

                                                                                                    6/30/99      12/31/98
---------------------------------------------------------------------------------------------------------------------------
Bank Notes......................................................................................         9.4%        15.3%
Certificates of Deposit.........................................................................         2.8          1.0
Certificates of Deposit -- Yankee...............................................................         2.9           --
Commercial Paper................................................................................        39.2         35.4
Corporate Notes.................................................................................         5.6          1.1
Funding Agreements..............................................................................         3.3          3.3
Master Notes....................................................................................         1.8          1.7
Medium-Term Notes...............................................................................        21.5         19.7
Repurchase Agreements...........................................................................          --          1.6
US Government, Agency & Instrumentality Obligations -- Discount.................................         2.7          6.7
US Government, Agency & Instrumentality Obligations -- Non-Discount.............................        10.9         14.0
Other Assets Less Liabilities...................................................................          --          0.2
Liabilities in Excess of Other Assets...........................................................       (0.1)           --
                                                                                                       -----        -----
Total...........................................................................................       100.0%       100.0%
                                                                                                       -----        -----
                                                                                                       -----        -----

MULTIPLE STRATEGY PORTFOLIO

As of June 30, 1999, the asset allocation for Multiple Strategy Portfolio was:
US stocks, 53% of net assets; foreign stocks, 23%; US bonds, 20%; foreign bonds, 2%; and cash reserves, 2%.

During the six months ended June 30, 1999, we enlarged the foreign common stock sector from 16% of net assets to 23%. The largest portion of the foreign equity expansion was undertaken by enlarging

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MERRILL LYNCH SERIES FUND, INC.
Semi-Annual Report
June 30, 1999  (Continued)
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our commitment to Japanese equities. This increase reflected our expectation that an increased number of Japanese corporations would be undertaking significant restructuring that could lead to improved profitability and earnings over the longer term. Our increased optimism also reflected indications that monetary policy remained accommodative and that the Japanese economy was showing signs of bottoming.

We also enlarged the Portfolio's commitment to emerging markets, including Brazil and Asian markets outside of Japan, in response to increased evidence that the problems associated with the 1997-1998 financial crisis were abating. We established our commitments in Brazil in response to the improving post-devaluation outlook. In Asia, we devoted assets to new positions in South Korea, Singapore and Hong Kong. European equities remained our largest regional commitment, although we reduced overall representation in recent months. Within Europe, we maintained significant representation in financial services, telecommunications services and equipment, and consumer staple goods.

We expanded the Portfolio's allocation to US equities from 49% of net assets to 53% during the six months ended June 30, 1999. We continued to believe that investors would favor the shares of companies that could offer a high degree of earnings visibility in a steady growth/low inflationary economy. On this basis, technology has remained the largest single group represented among our US equity commitments. Consumer staples, including healthcare and financial services, also continued to account for a significant portion of US equity assets.

In the fixed-income component of the portfolio, we reduced the foreign bond sector from 9% of net assets to 2% during the first half of the six months ended June 30, 1999. Seemingly attractive risk/reward relationships led us to establish positions in Japanese and New Zealand bonds early in 1999.

However, during the second half of the period, we eliminated our position in Japanese bonds following a decline in yields, which reduced potential for additional appreciation. We also took advantage of the appreciation in the New Zealand bonds and sold our position. We retained positions in German and UK bonds, where we believe the risk/reward relationship has remained favorable.

Finally, we also reduced our US bond commitment from 25% of net assets to 20% during the six-month period ended June 30, 1999. As a result, we increased the average duration from 5.7 years to 6.5 years. Strength in the US economy persisted during the first half of 1999.

NATURAL RESOURCES PORTFOLIO

The Portfolio's performance rebounded during the first half of 1999. Commodity prices and the stocks of resource companies continued to enjoy strong recoveries from the lows reached following the recessions in Asian and other emerging markets. All commodity groups delivered double-digit gains 1999 year-to-date, with the only exception being the gold sector, which has been suffering from the lack of inflationary pressures and from central bank selling.

During the six months ended June 30, 1999, the Portfolio's Class A Shares had a total return of +23.35%. The Portfolio outperformed the 18.14% total return of the unmanaged Morgan Stanley Capital International (MSCI) Natural Resource Fund Index, and on a trailing 12-month basis ended June 30, 1999, the Portfolio's Class A Shares' total return of +9.33% exceeded that of the Lipper Natural Resources Fund Average of +2.50%.

The recovery in resource stocks and strong Portfolio performance confirmed our belief that resource stock prices had discounted problems facing the sector. As world economic conditions continued to show signs of improvement, resource investments continued to offer the potential for positive returns, possibly through the remainder of the year. This is particularly true in selected energy and paper/forest product investments.

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Semi-Annual Report
June 30, 1999  (Continued)
--------------------------------------------------------------------------------

Increased exposure to energy investments, particularly North American natural gas producers and oil service stocks, helped the Portfolio's investment results. Ten of our independent oil and gas production and oil service stocks delivered exceptionally strong total returns. The surplus of natural gas in storage resulting from the historically warm winter has continued to decline, and storage currently is similar to levels in 1998. Production continues to decline from the low level of drilling, so we believe that gas prices could rebound if normal winter weather patterns prevail in the upcoming heating season. We continued to add to our holdings of natural gas stocks since we believed that natural gas prices could rise sharply given current industry supply and demand dynamics, while we continued to reduce holdings of large-capitalization international oil companies. Consolidation activity in the group has pushed valuation levels to the high end of historic ranges. This provides an element of risk given our less favorable near-term outlook for their refining and chemical operations. While we have added to our oil service holdings, we currently are reluctant to add to current positions given the present lack of earnings visibility, as well as concerns that oil industry consolidation may mute overall service activity. Proceeds from the sale of our larger oils were directed to domestic integrated oil companies, independent gas producers and natural gas pipelines with exploration programs.

We continued to increase our exposure to the paper and forest products industry. Positive supply and demand fundamentals continued to evolve in the forest and paper products area, as capital spending has been pared in the wake of the Asian crisis. In addition, merger and acquisition activity has continued in the group which has resulted in further capacity closures. Containerboard prices are approaching the levels seen in 1997, prior to the onset of the Asian recession. In addition, the increase in pulp prices is likely to filter into the pricing of other grades.

We dramatically increased our paper weighting over the past six months. We initiated holdings in St. Laurent Paperboard Inc. and Tembec Inc., two low-cost Canadian producers of containerboard and pulp. We also initiated holdings in Abitibi-Consolidated Inc., Westvaco Corporation and Smurfit Jefferson Group PLC. Assets for the purchase of these holdings came from the sale of Champion International Corp., Consolidated Paper, Bowater Inc. and the partial sale of Riverside Forest Products Limited. Appreciation in these stocks had eroded their valuation support. The larger-capitalization paper stocks have appreciated over 50% off their lows of last year. However, past cyclical moves in the group suggest the possibility for additional significant gains.

Chemical stocks have rebounded with the improvement in international economic conditions. However, we continue to be concerned about new capacity additions scheduled to start production, as well as the impact of rising energy-based feedstock costs. Therefore, we have further underweighted the Portfolio's exposure to the chemical group. We sold our E.I. duPont de Nemours & Co. position since we believed that the stock price reflected the potential of its life-sciences division. We also sold our fertilizer producer IMC Global Inc. The dramatic decline in farm income has dimmed near-term prospects, and new capacity additions are becoming visible on the investment horizon. We are in the process of reviewing our chemical weighting in light of improved global commodities; however, we believe that this area could lag investments in other resource sectors.

We have continued to be selective sellers of metal and mining issues, but returned Freeport-McMoRan Copper & Gold, Inc. to our metals holdings. We also added to our holding in Australian copper producer M.I.M. Holdings Limited. The base metals group has rebounded in sympathy with optimism about recovering economies. However, a number of temporary capacity closures have resulted in a commodity short-squeeze. Should prices continue to rise, we fear that these idled mines could return to production and mute a recovery in the sector. We eliminated many of our Japanese mining holdings when their stock prices recovered with the overall market rally in Japan, although in hindsight we could have let the positions run further.

While gold stocks did not hurt Portfolio performance in relative terms in 1998, the group began to diverge from other resource stocks in 1999. A two-day rally in early May, sparked by inflationary fears from remarks by Federal Reserve Board Chairman Alan Greenspan, was stopped cold upon the

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Semi-Annual Report
June 30, 1999  (Concluded)
--------------------------------------------------------------------------------
announcement the United Kingdom would sell half its gold reserves. Given fears of further central bank sales, we dramatically sold the bulk of our gold holdings. The current weighting of 2% of net assets puts the Portfolio closer to gold's weighting in the unmanaged MSCI Natural Resource Index, and below the weighting held by most of our competitors in the resource fund universe. The reduced gold exposure helped to improve our performance.

Should the trend in improving global economic conditions persist, we believe that continued positive investment results are possible during the remainder of the year. Our investment focus on companies subject to improving supply and demand conditions have generated strong relative and absolute returns. With the process of restructuring the Portfolio nearly complete, we are optimistic that resource investments can deliver a positive contribution to a diversified investment portfolio.

IN CONCLUSION

We appreciate your investment in Merrill Lynch Series Fund, Inc., and we look forward to sharing our investment outlook and strategies with you in our December annual report to shareholders.

Sincerely,

/s/ Terry K. Glenn

Terry K. Glenn

PRESIDENT
August 17, 1999

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Performance Information
June 30, 1999
--------------------------------------------------------------------------------

                          RECENT PERFORMANCE RESULTS*
--------------------------------------------------------------------------------

                                                      12 MONTH       6 MONTH
                                                    TOTAL RETURN   TOTAL RETURN
-------------------------------------------------------------------------------
BALANCED PORTFOLIO                                   +  6.88%       +  4.56%
-------------------------------------------------------------------------------
CAPITAL STOCK PORTFOLIO                              + 14.13        + 13.28
-------------------------------------------------------------------------------
GLOBAL STRATEGY PORTFOLIO                            +  3.68        +  4.98
-------------------------------------------------------------------------------
GROWTH STOCK PORTFOLIO                               + 28.44        + 15.00
-------------------------------------------------------------------------------
HIGH YIELD PORTFOLIO                                  - 5.20        +  2.91
-------------------------------------------------------------------------------
INTERMEDIATE GOVERNMENT BOND PORTFOLIO               +  3.64         - 1.73
-------------------------------------------------------------------------------
LONG TERM CORPORATE BOND PORTFOLIO                   +  1.39         - 2.64
-------------------------------------------------------------------------------
MULTIPLE STRATEGY PORTFOLIO                          +  7.28        +  7.75
-------------------------------------------------------------------------------
NATURAL RESOURCES PORTFOLIO                          +  9.33        + 23.35
-------------------------------------------------------------------------------

* Total investment returns are based on changes in net asset value for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend/payable date. Insurance-related fees and expenses are not reflected in these returns.

--------------------------------------------------------------------------------

                          AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

                                                                    FIVE YEARS     TEN YEARS
                                                     YEAR ENDED       ENDED          ENDED
                                                      6/30/99        6/30/99        6/30/99
----------------------------------------------------------------------------------------------
BALANCED PORTFOLIO                                   +  6.88%       + 13.34%       + 11.14%
----------------------------------------------------------------------------------------------
CAPITAL STOCK PORTFOLIO                              + 14.13        + 18.50        + 14.32
----------------------------------------------------------------------------------------------
GLOBAL STRATEGY PORTFOLIO                            +  3.68        +  9.74        + 11.05
----------------------------------------------------------------------------------------------
GROWTH STOCK PORTFOLIO                               + 28.44        + 29.89        + 16.95
----------------------------------------------------------------------------------------------
HIGH YIELD PORTFOLIO                                  - 5.20        +  7.29        +  9.53
----------------------------------------------------------------------------------------------
INTERMEDIATE GOVERNMENT BOND PORTFOLIO               +  3.64        +  7.30        +  7.76
----------------------------------------------------------------------------------------------
LONG TERM CORPORATE BOND PORTFOLIO                   +  1.39        +  7.45        +  8.10
----------------------------------------------------------------------------------------------
MULTIPLE STRATEGY PORTFOLIO                          +  7.28        + 14.30        + 12.49
----------------------------------------------------------------------------------------------
NATURAL RESOURCES PORTFOLIO                          +  9.33        +  4.53        +  4.43
----------------------------------------------------------------------------------------------

Past results shown should not be considered a representation of future performance.

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Balanced Portfolio
Schedule of Investments as of June 30, 1999
--------------------------------------------------------------------------------

                                                                                                VALUE       PERCENT OF
INDUSTRIES                FACE AMOUNT             BONDS & NOTES                  COST         (NOTE 1A)     NET ASSETS
------------------------------------------------------------------------------------------------------------------------
FINANCIAL SERVICES        $ 2,000,000  General Electric Capital Corp.,
                                        8.75% due 5/21/2007................  $   2,306,650  $   2,267,640         1.9%
------------------------------------------------------------------------------------------------------------------------
US GOVERNMENT & AGENCY        849,574  Federal Home Loan Mortgage
OBLIGATIONS                             Corporation Participation
                                        Certificates-Gold Program, 7.50%
                                        due 6/01/2007++....................        865,769        864,249         0.7
                                       Federal National Mortgage
                                        Association:
                            4,770,000      5.625% due 3/15/2001............      4,785,176      4,761,796         3.9
                            4,940,000      5.125% due 2/13/2004............      4,845,498      4,736,225         3.9
                            6,410,000      5.75% due 2/15/2008.............      6,374,091      6,128,537         5.0
                            6,350,000      5.25% due 1/15/2009.............      5,943,600      5,800,344         4.7
                           19,000,000      6.375% due 6/15/2009............     18,970,322     18,839,640        15.3
                            9,295,000  US Treasury Bonds, 6.625% due
                                        2/15/2027..........................     10,429,374      9,816,357         8.0
                                                                             -------------  -------------       -----
                                                                                52,213,830     50,947,148        41.5
------------------------------------------------------------------------------------------------------------------------
                                       TOTAL BONDS & NOTES                      54,520,480     53,214,788        43.4
------------------------------------------------------------------------------------------------------------------------

                            SHARES
                             HELD                 COMMON STOCKS
------------------------------------------------------------------------------------------------------------------------
AEROSPACE & DEFENSE             8,329  United Technologies Corporation.....        309,374        597,085         0.5
------------------------------------------------------------------------------------------------------------------------
APPLICATION DEVELOPMENT         8,100  +Siebel Systems, Inc................        299,067        536,625         0.4
SOFTWARE
------------------------------------------------------------------------------------------------------------------------
AUTO & TRUCK                   24,500  Delphi Automotive Systems
                                        Corporation........................        427,830        454,781         0.4
------------------------------------------------------------------------------------------------------------------------
AUTOMOBILE RENTAL               8,950  The Hertz Corporation (Class A).....        334,286        554,900         0.5
------------------------------------------------------------------------------------------------------------------------
BANKING                         7,750  Bank of America Corporation.........        441,243        568,172         0.5
                                9,900  The Bank of New York Company, Inc...        224,608        363,206         0.3
                                                                             -------------  -------------       -----
                                                                                   665,851        931,378         0.8
------------------------------------------------------------------------------------------------------------------------
BANKING & FINANCIAL             6,800  Citigroup Inc.......................        311,889        323,000         0.3
                               21,600  Mellon Bank Corporation.............        692,383        785,700         0.6
                                                                             -------------  -------------       -----
                                                                                 1,004,272      1,108,700         0.9
------------------------------------------------------------------------------------------------------------------------
BEVERAGES                      29,700  PepsiCo, Inc........................      1,151,056      1,149,019         0.9
------------------------------------------------------------------------------------------------------------------------
BROADCASTING-CABLE             34,252  +AT&T Corp.-Liberty Media Group
                                        (Class A)..........................        503,707      1,258,761         1.0
------------------------------------------------------------------------------------------------------------------------
BROADCASTING-RADIO             45,700  +Capstar Broadcasting Corporation
                                        (Class A)..........................        868,300      1,251,037         1.0
------------------------------------------------------------------------------------------------------------------------
BUILDING PRODUCTS              18,300  +American Tower Corporation (Class
                                        A).................................        454,252        439,200         0.4
------------------------------------------------------------------------------------------------------------------------
CAPITAL EQUIPMENT               4,800  Eaton Corporation...................        325,026        441,600         0.4
                                4,200  Hewlett-Packard Company.............        312,024        422,100         0.3
                                                                             -------------  -------------       -----
                                                                                   637,050        863,700         0.7
------------------------------------------------------------------------------------------------------------------------
CHEMICALS                       7,850  E.I. du Pont de Nemours and
                                        Company............................        492,919        536,253         0.4
                               17,400  Rohm and Haas Company...............        659,782        746,025         0.6
                                                                             -------------  -------------       -----
                                                                                 1,152,701      1,282,278         1.0
------------------------------------------------------------------------------------------------------------------------
COMPUTER SERVICES               5,300  +America Online, Inc................        458,945        585,650         0.5
                               25,800  +Cisco Systems, Inc.................        538,660      1,662,488         1.3
                                                                             -------------  -------------       -----
                                                                                   997,605      2,248,138         1.8
------------------------------------------------------------------------------------------------------------------------
COMPUTER SOFTWARE               3,900  +Transaction Systems Architects,
                                        Inc. (Class A).....................        156,634        152,100         0.1
------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Balanced Portfolio
Schedule of Investments as of June 30, 1999  (Continued)
--------------------------------------------------------------------------------

                            SHARES                                                              VALUE       PERCENT OF
INDUSTRIES                   HELD                 COMMON STOCKS                  COST         (NOTE 1A)     NET ASSETS
------------------------------------------------------------------------------------------------------------------------
COMPUTERS                       8,600  +Dell Computer Corporation..........  $     269,567  $     317,663         0.3%
                                4,900  +EMC Corporation....................        171,628        269,500         0.2
                               11,340  International Business Machines
                                        Corporation........................        601,765      1,465,695         1.2
                                2,400  +Sun Microsystems, Inc..............        147,014        165,300         0.1
                               20,400  Tandy Corporation...................        474,145        997,050         0.8
                                                                             -------------  -------------       -----
                                                                                 1,664,119      3,215,208         2.6
------------------------------------------------------------------------------------------------------------------------
CONSUMER-PRODUCTS              33,200  The Dial Corporation................        702,761      1,234,625         1.0
------------------------------------------------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT           13,900  General Electric Company............      1,310,002      1,570,700         1.3
------------------------------------------------------------------------------------------------------------------------
ELECTRONICS                    13,650  Intel Corporation...................        841,544        811,322         0.7
                                6,200  +Lattice Semiconductor
                                        Corporation........................        311,433        384,400         0.3
                                                                             -------------  -------------       -----
                                                                                 1,152,977      1,195,722         1.0
------------------------------------------------------------------------------------------------------------------------
ENTERTAINMENT                  24,800  +Premier Parks Inc..................        725,653        911,400         0.8
                                4,300  The Walt Disney Company.............        150,392        132,494         0.1
                                                                             -------------  -------------       -----
                                                                                   876,045      1,043,894         0.9
------------------------------------------------------------------------------------------------------------------------
FINANCE                         4,700  +The Goldman Sachs Group, Inc.......        249,100        339,575         0.3
                                8,450  +TD Waterhouse Group, Inc...........        202,800        211,778         0.2
                                                                             -------------  -------------       -----
                                                                                   451,900        551,353         0.5
------------------------------------------------------------------------------------------------------------------------
FINANCIAL SERVICES             16,000  Associates First Capital Corporation
                                        (Class A)..........................        639,860        709,000         0.6
                               14,800  Wells Fargo Company.................        594,680        632,700         0.5
                                                                             -------------  -------------       -----
                                                                                 1,234,540      1,341,700         1.1
------------------------------------------------------------------------------------------------------------------------
FINANCIAL SERVICES-            18,500  Household International, Inc........        799,358        876,437         0.7
CONSUMER
------------------------------------------------------------------------------------------------------------------------
FOODS                          23,800  +Keebler Foods Company..............        676,933        722,925         0.6
------------------------------------------------------------------------------------------------------------------------
HARDWARE PRODUCTS               5,625  The Black & Decker Corporation......        314,600        355,078         0.3
------------------------------------------------------------------------------------------------------------------------
HOUSEHOLD PRODUCTS             10,200  Colgate-Palmolive Company...........        973,443      1,007,250         0.8
------------------------------------------------------------------------------------------------------------------------
INFORMATION PROCESSING         10,400  +Unisys Corporation.................        339,616        404,950         0.3
                                8,000  Xerox Corporation...................        458,178        472,500         0.4
                                                                             -------------  -------------       -----
                                                                                   797,794        877,450         0.7
------------------------------------------------------------------------------------------------------------------------
INSURANCE                       5,600  American International Group,
                                        Inc................................        662,280        655,550         0.5
                                4,500  +Clear Channel Communications,
                                        Inc................................        317,832        310,219         0.3
                                4,700  The Equitable Companies
                                        Incorporated.......................        268,768        314,900         0.3
                                4,250  Providian Financial Corporation.....        186,624        397,375         0.3
                                                                             -------------  -------------       -----
                                                                                 1,435,504      1,678,044         1.4
------------------------------------------------------------------------------------------------------------------------
LASER SYSTEMS &                 3,350  +JDS Uniphase Corporation...........        333,832        556,100         0.5
COMPONENTS
------------------------------------------------------------------------------------------------------------------------
MACHINERY                       4,750  Case Corporation....................        135,693        228,594         0.2
                               22,700  Ingersoll-Rand Company..............        808,376      1,466,987         1.2
                                                                             -------------  -------------       -----
                                                                                   944,069      1,695,581         1.4
------------------------------------------------------------------------------------------------------------------------
MACHINERY & EQUIPMENT           2,900  Caterpillar Inc.....................        160,933        174,000         0.1
------------------------------------------------------------------------------------------------------------------------
MANUFACTURING                  11,700  Tyco International Ltd..............        624,201      1,108,575         0.9
------------------------------------------------------------------------------------------------------------------------
MEDICAL TECHNOLOGY             11,750  Johnson & Johnson...................        973,085      1,151,500         0.9
------------------------------------------------------------------------------------------------------------------------
METALS                          6,700  Alcoa Inc...........................        259,840        414,562         0.3
------------------------------------------------------------------------------------------------------------------------
NATURAL GAS                    19,000  Enron Corp..........................        933,977      1,553,250         1.3
------------------------------------------------------------------------------------------------------------------------
OIL-INTEGRATED                  8,150  Mobil Corporation...................        650,217        806,850         0.6
                               17,750  Shell Transport & Trading Company
                                        (ADR)(a)...........................        646,433        823,156         0.7
                                                                             -------------  -------------       -----
                                                                                 1,296,650      1,630,006         1.3
------------------------------------------------------------------------------------------------------------------------
OIL SERVICE                     9,570  Schlumberger Limited................        685,230        609,489         0.5
------------------------------------------------------------------------------------------------------------------------
PAPER & FOREST PRODUCTS         6,800  International Paper Company.........        330,033        343,400         0.3
------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Balanced Portfolio
Schedule of Investments as of June 30, 1999  (Concluded)
--------------------------------------------------------------------------------

                            SHARES                                                              VALUE       PERCENT OF
INDUSTRIES                   HELD                 COMMON STOCKS                  COST         (NOTE 1A)     NET ASSETS
------------------------------------------------------------------------------------------------------------------------
PETROLEUM                      37,600  Unocal Corporation..................  $   1,346,522  $   1,489,900         1.2%
------------------------------------------------------------------------------------------------------------------------
PHARMACEUTICALS                17,800  American Home Products Corporation..      1,043,991      1,023,500         0.9
                               26,000  Bristol-Myers Squibb Company........      1,257,877      1,831,375         1.5
                               17,700  Cardinal Health, Inc................      1,225,065      1,135,012         0.9
                                4,300  Merck & Co., Inc....................        301,258        318,200         0.3
                                8,100  Pfizer Inc..........................      1,055,679        888,975         0.7
                                4,900  Pharmacia & Upjohn, Inc.............        309,681        278,381         0.2
                                                                             -------------  -------------       -----
                                                                                 5,193,551      5,475,443         4.5
------------------------------------------------------------------------------------------------------------------------
RETAIL                          3,200  +Best Buy Co., Inc..................        150,496        216,000         0.2
                                2,900  +Federated Department Stores,
                                        Inc................................        153,874        153,519         0.1
                               15,800  +Safeway Inc........................        506,864        782,100         0.7
                               21,100  Wal-Mart Stores, Inc................        454,875      1,018,075         0.8
                                                                             -------------  -------------       -----
                                                                                 1,266,109      2,169,694         1.8
------------------------------------------------------------------------------------------------------------------------
RETAIL SPECIALTY               11,900  Lowe's Companies, Inc...............        439,517        674,581         0.5
------------------------------------------------------------------------------------------------------------------------
RETAIL STORES                   9,600  Dayton Hudson Corporation...........        666,404        624,000         0.5
------------------------------------------------------------------------------------------------------------------------
SAVINGS & LOAN                 17,700  GreenPoint Financial Corp...........        710,212        580,781         0.5
ASSOCIATIONS
------------------------------------------------------------------------------------------------------------------------
SCIENTIFIC INSTRUMENTS          8,400  Millipore Corporation...............        174,749        340,725         0.3
------------------------------------------------------------------------------------------------------------------------
SEMICONDUCTORS                  4,730  +Applied Materials, Inc.............        302,023        349,429         0.3
                               12,150  Motorola, Inc.......................        690,007      1,151,213         0.9
                                                                             -------------  -------------       -----
                                                                                   992,030      1,500,642         1.2
------------------------------------------------------------------------------------------------------------------------
SERVICES                       14,500  +Quintiles Transnational Corp.......        674,752        608,094         0.5
------------------------------------------------------------------------------------------------------------------------
SOFTWARE                       29,900  +Microsoft Corporation..............      2,250,671      2,694,738         2.2
------------------------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS             24,294  AT&T Corp...........................        610,226      1,355,929         1.1
                               17,700  GTE Corporation.....................        896,598      1,340,775         1.1
                               12,700  Lucent Technologies Inc.............        688,582        856,456         0.7
                               20,100  +MCI WorldCom Inc...................        644,271      1,728,600         1.4
                                                                             -------------  -------------       -----
                                                                                 2,839,677      5,281,760         4.3
------------------------------------------------------------------------------------------------------------------------
TOBACCO                        16,000  Philip Morris Companies Inc.........        677,680        643,000         0.5
------------------------------------------------------------------------------------------------------------------------
TRAVEL & LODGING                6,800  Royal Caribbean Cruises Ltd.........        163,584        297,500         0.2
------------------------------------------------------------------------------------------------------------------------
UTILITIES-COMMUNICATION        19,100  Ameritech Corporation...............        918,069      1,403,850         1.1
------------------------------------------------------------------------------------------------------------------------
UTILITIES-ELECTRIC              7,500  PECO Energy Company.................        255,630        314,062         0.3
                               13,200  Public Service Enterprise Group
                                        Incorporated.......................        512,908        539,550         0.4
                                                                             -------------  -------------       -----
                                                                                   768,538        853,612         0.7
------------------------------------------------------------------------------------------------------------------------
WASTE MANAGEMENT               16,000  Waste Management, Inc...............        686,731        860,000         0.7
------------------------------------------------------------------------------------------------------------------------
                                       TOTAL COMMON STOCKS                      47,662,607     63,232,871        51.5
------------------------------------------------------------------------------------------------------------------------
                             FACE
                            AMOUNT            SHORT-TERM SECURITIES
------------------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER*         $ 5,283,000  General Motors Acceptance Corp.,
                                        5.63% due 7/01/1999................      5,282,174      5,282,174         4.3
------------------------------------------------------------------------------------------------------------------------
                                       TOTAL SHORT-TERM SECURITIES               5,282,174      5,282,174         4.3
------------------------------------------------------------------------------------------------------------------------
                                       TOTAL INVESTMENTS...................  $ 107,465,261    121,729,833        99.2
                                                                             -------------
                                                                             -------------
                                       OTHER ASSETS LESS LIABILITIES.......                       999,349         0.8
                                                                                            -------------       -----
                                       NET ASSETS..........................                 $ 122,729,182       100.0%
                                                                                            -------------       -----
                                                                                            -------------       -----
------------------------------------------------------------------------------------------------------------------------

(a) American Depositary Receipts (ADR).

 * Commercial Paper is traded on a discount basis; the interest rate shown reflects the discount rate paid at the time of purchase by the Portfolio.

 + Non-income producing security.

 ++ Subject to principal paydowns.

See Notes to Financial Statements.

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Capital Stock Portfolio
Schedule of Investments as of June 30, 1999
--------------------------------------------------------------------------------

                         SHARES                                                            VALUE       PERCENT OF
INDUSTRIES                HELD                  US STOCKS                   COST         (NOTE 1A)     NET ASSETS
-------------------------------------------------------------------------------------------------------------------
AEROSPACE & DEFENSE        39,393   United Technologies Corporation...  $   1,470,088  $   2,823,986         0.7%
-------------------------------------------------------------------------------------------------------------------
APPLICATION                67,900   +Siebel Systems, Inc..............      2,539,356      4,498,375         1.2
DEVELOPMENT SOFTWARE
-------------------------------------------------------------------------------------------------------------------
AUTO & TRUCK              142,200   Delphi Automotive Systems
                                     Corporation......................      2,501,854      2,639,587         0.7
-------------------------------------------------------------------------------------------------------------------
AUTOMOBILE RENTAL          35,850   The Hertz Corporation (Class A)...      1,426,649      2,222,700         0.6
-------------------------------------------------------------------------------------------------------------------
BANKING                    89,369   Bank of America Corporation.......      5,352,002      6,551,865         1.7
                           83,400   The Bank of New York Company,
                                     Inc..............................        877,655      3,059,737         0.8
                           36,400   Citigroup Inc.....................      1,669,522      1,729,000         0.5
                          152,000   Mellon Bank Corporation...........      4,862,408      5,529,000         1.4
                                                                        -------------  -------------       -----
                                                                           12,761,587     16,869,602         4.4
-------------------------------------------------------------------------------------------------------------------
BEVERAGES                 127,600   PepsiCo, Inc......................      4,793,336      4,936,525         1.3
-------------------------------------------------------------------------------------------------------------------
BROADCASTING-CABLE        168,408   +AT&T Corp.-Liberty Media Group
                                     (Class A)........................      2,150,683      6,188,994         1.6
-------------------------------------------------------------------------------------------------------------------
BROADCASTING-RADIO        274,700   +Capstar Broadcasting Corporation
                                     (Class A)........................      5,229,342      7,519,912         2.0
-------------------------------------------------------------------------------------------------------------------
BUILDING PRODUCTS          97,100   +American Tower Corporation (Class
                                     A)...............................      2,414,961      2,330,400         0.6
-------------------------------------------------------------------------------------------------------------------
CAPITAL EQUIPMENT          47,600   Eaton Corporation.................      3,229,545      4,379,200         1.1
                           25,000   Hewlett-Packard Company...........      1,850,109      2,512,500         0.7
                                                                        -------------  -------------       -----
                                                                            5,079,654      6,891,700         1.8
-------------------------------------------------------------------------------------------------------------------
CHEMICALS                  37,200   E.I. du Pont de Nemours and
                                     Company..........................      2,335,417      2,541,225         0.6
                           88,600   Rohm and Haas Company.............  3,359,624....      3,798,725         1.0
                                                                        -------------  -------------       -----
                                                                            5,695,041      6,339,950         1.6
-------------------------------------------------------------------------------------------------------------------
COMMUNICATIONS             98,200   +MCI WorldCom, Inc................      3,370,098      8,445,200         2.2
EQUIPMENT
-------------------------------------------------------------------------------------------------------------------
COMPUTER SERVICES          32,600   +America Online, Inc..............      3,137,052      3,602,300         0.9
                          130,300   +Cisco Systems, Inc...............  2,884,369....      8,396,206         2.2
                                                                        -------------  -------------       -----
                                                                            6,021,421     11,998,506         3.1
-------------------------------------------------------------------------------------------------------------------
COMPUTER SOFTWARE          21,100   +Transaction Systems Architects,
                                     Inc. (Class A)...................        847,429        822,900         0.2
-------------------------------------------------------------------------------------------------------------------
COMPUTERS                  34,100   +EMC Corporation..................      1,677,832      1,875,500         0.5
                           56,000   International Business Machines
                                     Corporation......................  3,729,461....      7,238,000         1.9
                           13,000   +Sun Microsystems, Inc............        796,325        895,375         0.2
                          102,400   Tandy Corporation.................      2,880,264      5,004,800         1.3
                                                                        -------------  -------------       -----
                                                                            9,083,882     15,013,675         3.9
-------------------------------------------------------------------------------------------------------------------
CONSUMER-ELECTRONICS       48,950   +Dell Computer Corporation........      1,521,665      1,808,091         0.5
-------------------------------------------------------------------------------------------------------------------
CONSUMER-PRODUCTS         158,500   The Dial Corporation..............      3,307,480      5,894,219         1.5
-------------------------------------------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT       73,950   General Electric Company..........      6,993,218      8,356,350         2.2
                           15,800   W. W. Grainger, Inc...............        849,695        850,238         0.2
                                                                        -------------  -------------       -----
                                                                            7,842,913      9,206,588         2.4
-------------------------------------------------------------------------------------------------------------------
ELECTRONICS                68,850   Intel Corporation.................      4,181,461      4,092,272         1.1
                           32,500   +Lattice Semiconductor
                                     Corporation......................      1,632,557      2,015,000         0.5
                                                                        -------------  -------------       -----
                                                                            5,814,018      6,107,272         1.6
-------------------------------------------------------------------------------------------------------------------
ENTERTAINMENT             145,800   +Premier Parks Inc................      4,019,851      5,358,150         1.4
                           21,900   The Walt Disney Company...........        765,972        674,794         0.2
                                                                        -------------  -------------       -----
                                                                            4,785,823      6,032,944         1.6
-------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Capital Stock Portfolio
Schedule of Investments as of June 30, 1999  (Continued)
--------------------------------------------------------------------------------

                         SHARES                                                            VALUE       PERCENT OF
INDUSTRIES                HELD                  US STOCKS                   COST         (NOTE 1A)     NET ASSETS
-------------------------------------------------------------------------------------------------------------------
FINANCE                    23,500   +The Goldman Sachs Group, Inc.....  $   1,245,500  $   1,697,875         0.5%
                           49,750   +TD Waterhouse Group, Inc.........      1,194,000      1,246,859         0.3
                                                                        -------------  -------------       -----
                                                                            2,439,500      2,944,734         0.8
-------------------------------------------------------------------------------------------------------------------
FINANCIAL SERVICES        135,900   Associates First Capital
                                     Corporation (Class A)............      5,209,471      6,022,069         1.5
                          114,100   Wells Fargo Company...............      4,676,501      4,877,775         1.3
                                                                        -------------  -------------       -----
                                                                            9,885,972     10,899,844         2.8
-------------------------------------------------------------------------------------------------------------------
FINANCIAL SERVICES-       128,000   Household International, Inc......      5,565,538      6,064,000         1.6
CONSUMER
-------------------------------------------------------------------------------------------------------------------
FOODS                     109,800   +Keebler Foods Company............      3,097,956      3,335,175         0.9
-------------------------------------------------------------------------------------------------------------------
HARDWARE PRODUCTS          31,525   The Black & Decker Corporation....      1,690,023      1,990,016         0.5
-------------------------------------------------------------------------------------------------------------------
HOUSEHOLD PRODUCTS         51,300   Colgate-Palmolive Company.........      4,895,718      5,065,875         1.3
-------------------------------------------------------------------------------------------------------------------
INFORMATION               127,400   +Unisys Corporation...............      4,138,677      4,960,638         1.3
PROCESSING                 42,400   Xerox Corporation.................      2,425,072      2,504,250         0.6
                                                                        -------------  -------------       -----
                                                                            6,563,749      7,464,888         1.9
-------------------------------------------------------------------------------------------------------------------
INSURANCE                  27,200   American International Group,
                                     Inc..............................      3,221,988      3,184,100         0.8
                           21,300   The Equitable Companies
                                     Incorporated.....................      1,108,386      1,427,100         0.4
                           16,500   Providian Financial Corporation...        983,785      1,542,750         0.4
                                                                        -------------  -------------       -----
                                                                            5,314,159      6,153,950         1.6
-------------------------------------------------------------------------------------------------------------------
LASER SYSTEMS &            17,400   +JDS Uniphase Corporation.........      1,736,638      2,888,400         0.7
COMPONENTS
-------------------------------------------------------------------------------------------------------------------
MACHINERY                  27,100   Case Corporation..................        772,725      1,304,187         0.4
                          108,900   Ingersoll-Rand Company............      3,518,001      7,037,662         1.8
                                                                        -------------  -------------       -----
                                                                            4,290,726      8,341,849         2.2
-------------------------------------------------------------------------------------------------------------------
MACHINERY & EQUIPMENT      14,600   Caterpillar Inc...................        810,215        876,000         0.2
-------------------------------------------------------------------------------------------------------------------
MANUFACTURING              62,500   Tyco International Ltd............      3,433,308      5,921,875         1.5
-------------------------------------------------------------------------------------------------------------------
MEDIA                      23,000   +Clear Channel Communications,
                                     Inc..............................      1,624,483      1,585,562         0.4
-------------------------------------------------------------------------------------------------------------------
MEDICAL TECHNOLOGY         62,300   Johnson & Johnson.................      5,199,519      6,105,400         1.6
-------------------------------------------------------------------------------------------------------------------
METALS                     56,600   Alcoa Inc.........................      2,232,439      3,502,125         0.9
-------------------------------------------------------------------------------------------------------------------
NATURAL GAS                79,700   Enron Corp........................      3,840,747      6,515,475         1.7
-------------------------------------------------------------------------------------------------------------------
OIL-INTEGRATED             55,300   Mobil Corporation.................      4,847,047      5,474,700         1.4
-------------------------------------------------------------------------------------------------------------------
OIL SERVICES               41,200   Schlumberger Limited..............      2,373,291      2,623,925         0.7
-------------------------------------------------------------------------------------------------------------------
PAPER & FOREST             34,600   International Paper Company.......      1,679,285      1,747,300         0.5
PRODUCTS
-------------------------------------------------------------------------------------------------------------------
PETROLEUM                 108,300   Unocal Corporation................      4,173,380      4,291,388         1.1
-------------------------------------------------------------------------------------------------------------------
PHARMACEUTICALS            87,000   American Home Products
                                     Corporation......................      5,099,757      5,002,500         1.3
                          123,000   Bristol-Myers Squibb Company......      5,897,573      8,663,812         2.2
                           64,800   Cardinal Health, Inc..............      4,487,753      4,155,300         1.1
                           23,300   Merck & Co., Inc..................      1,632,398      1,724,200         0.4
                           40,600   Pfizer Inc........................      5,304,604      4,455,850         1.2
                           48,800   Pharmacia & Upjohn, Inc...........      2,890,126      2,772,450         0.7
                                                                        -------------  -------------       -----
                                                                           25,312,211     26,774,112         6.9
-------------------------------------------------------------------------------------------------------------------
RETAIL                     28,400   +Best Buy Co., Inc................      1,425,698      1,917,000         0.5
                           15,400   +Federated Department Stores,
                                     Inc..............................        817,124        815,237         0.2
                           76,300   +Safeway Inc......................      2,458,458      3,776,850         1.0
                          110,700   Wal-Mart Stores, Inc..............      2,347,342      5,341,275         1.4
                                                                        -------------  -------------       -----
                                                                            7,048,622     11,850,362         3.1
-------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Capital Stock Portfolio
Schedule of Investments as of June 30, 1999  (Continued)
--------------------------------------------------------------------------------

                         SHARES                                                            VALUE       PERCENT OF
INDUSTRIES                HELD                  US STOCKS                   COST         (NOTE 1A)     NET ASSETS
-------------------------------------------------------------------------------------------------------------------
RETAIL SPECIALTY           60,100   Lowe's Companies, Inc.............  $   2,176,425  $   3,406,919         0.9%
-------------------------------------------------------------------------------------------------------------------
RETAIL STORES              48,400   Dayton Hudson Corporation.........      3,359,701      3,146,000         0.8
-------------------------------------------------------------------------------------------------------------------
SAVINGS & LOAN             93,300   GreenPoint Financial Corp.........      3,684,598      3,061,406         0.8
ASSOCIATIONS
-------------------------------------------------------------------------------------------------------------------
SCIENTIFIC                 34,350   Millipore Corporation.............        714,064      1,393,322         0.4
INSTRUMENTS
-------------------------------------------------------------------------------------------------------------------
SEMICONDUCTORS             45,300   +Applied Materials, Inc...........      2,965,545      3,346,538         0.8
                           59,900   Motorola, Inc.....................      3,266,175      5,675,525         1.5
                                                                        -------------  -------------       -----
                                                                            6,231,720      9,022,063         2.3
-------------------------------------------------------------------------------------------------------------------
SERVICES                  121,500   +Quintiles Transnational Corp.....      5,272,741      5,095,406         1.3
-------------------------------------------------------------------------------------------------------------------
SOFTWARE                  170,600   +Microsoft Corporation............     12,980,548     15,375,325         4.0
-------------------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS        103,674   AT&T Corp.........................      1,711,539      5,786,305         1.5
                           84,900   GTE Corporation...................      4,335,818      6,431,175         1.7
                           51,800   Lucent Technologies Inc...........      2,856,418      3,493,262         0.9
                                                                        -------------  -------------       -----
                                                                            8,903,775     15,710,742         4.1
-------------------------------------------------------------------------------------------------------------------
TOBACCO                    68,400   Philip Morris Companies Inc.......      2,920,143      2,748,825         0.7
-------------------------------------------------------------------------------------------------------------------
TRAVEL & LODGING           32,200   Royal Caribbean Cruises Ltd.......        773,338      1,408,750         0.4
-------------------------------------------------------------------------------------------------------------------
UTILITIES-                 91,300   Ameritech Corporation.............      4,416,236      6,710,550         1.7
COMMUNICATION
-------------------------------------------------------------------------------------------------------------------
UTILITIES-ELECTRIC         36,250   PECO Energy Company...............      1,235,569      1,517,969         0.4
                           79,600   Public Service Enterprise Group
                                     Incorporated.....................      3,087,017      3,253,650         0.8
                                                                        -------------  -------------       -----
                                                                            4,322,586      4,771,619         1.2
-------------------------------------------------------------------------------------------------------------------
WASTE MANAGEMENT           76,600   Waste Management, Inc.............      3,276,179      4,117,250         1.1
-------------------------------------------------------------------------------------------------------------------
                                    TOTAL US STOCKS                       255,743,860    336,976,258        87.5
-------------------------------------------------------------------------------------------------------------------
COUNTRIES                                   FOREIGN STOCKS+++
-------------------------------------------------------------------------------------------------------------------
AUSTRALIA                  50,800   The News Corporation Limited
                                     (Preferred) (ADR)(a) (4).........      1,704,915      1,603,375         0.4
-------------------------------------------------------------------------------------------------------------------
                                    TOTAL INVESTMENTS IN AUSTRALIA          1,704,915      1,603,375         0.4
-------------------------------------------------------------------------------------------------------------------
CANADA                    115,500   +ATI Technologies Inc. (1)........      1,809,185      1,864,038         0.5
                           53,600   Domtar, Inc. (6)..................        401,017        504,155         0.1
                           33,400   Nortel Networks Corporation (8)...      1,799,058      2,899,538         0.8
-------------------------------------------------------------------------------------------------------------------
                                    TOTAL INVESTMENTS IN CANADA             4,009,260      5,267,731         1.4
-------------------------------------------------------------------------------------------------------------------
FINLAND                    36,400   Nokia Oyj (8).....................      1,670,921      3,188,676         0.8
                           55,000   UPM-Kymmene Oyj (6)...............      1,422,770      1,575,787         0.4
-------------------------------------------------------------------------------------------------------------------
                                    TOTAL INVESTMENTS IN FINLAND            3,093,691      4,764,463         1.2
-------------------------------------------------------------------------------------------------------------------
FRANCE                     34,400   STMicroelectronics NV (NY
                                     Registered Shares) (7)...........      1,407,105      2,386,500         0.6
-------------------------------------------------------------------------------------------------------------------
                                    TOTAL INVESTMENTS IN FRANCE             1,407,105      2,386,500         0.6
-------------------------------------------------------------------------------------------------------------------
JAPAN                         135   Nippon Telegraph & Telephone
                                     Corporation (NTT) (8)............      1,062,289      1,573,401         0.4
                           39,500   Sony Corporation (ADR)(a) (2).....      3,676,176      4,359,813         1.1
-------------------------------------------------------------------------------------------------------------------
                                    TOTAL INVESTMENTS IN JAPAN              4,738,465      5,933,214         1.5
-------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Capital Stock Portfolio
Schedule of Investments as of June 30, 1999  (Concluded)
--------------------------------------------------------------------------------

                         SHARES                                                            VALUE       PERCENT OF
COUNTRIES                 HELD              FOREIGN STOCKS+++               COST         (NOTE 1A)     NET ASSETS
-------------------------------------------------------------------------------------------------------------------
NETHERLANDS                18,200   +ASM Lithography Holding NV (2)...  $     731,334  $   1,052,263         0.3%
-------------------------------------------------------------------------------------------------------------------
                                    TOTAL INVESTMENTS IN THE
                                    NETHERLANDS                               731,334      1,052,263         0.3
-------------------------------------------------------------------------------------------------------------------
SINGAPORE                  62,400   +Flextronics International Ltd.
                                     (2)..............................      2,168,823      3,447,600         0.9
-------------------------------------------------------------------------------------------------------------------
                                    TOTAL INVESTMENTS IN SINGAPORE          2,168,823      3,447,600         0.9
-------------------------------------------------------------------------------------------------------------------
SWEDEN                    104,400   Telefonaktiebolaget LM Ericsson
                                     (ADR)(a) (8).....................      2,365,420      3,432,150         0.9
-------------------------------------------------------------------------------------------------------------------
                                    TOTAL INVESTMENTS IN SWEDEN             2,365,420      3,432,150         0.9
-------------------------------------------------------------------------------------------------------------------
UNITED KINGDOM             41,900   AstraZeneca Group PLC (3).........      1,657,397      1,619,867         0.4
                          393,400   BP Amoco PLC (5)..................      6,255,125      7,046,698         1.9
                           93,000   Shell Transport & Trading Company
                                     (ADR)(a) (5).....................      3,375,962      4,312,875         1.1
-------------------------------------------------------------------------------------------------------------------
                                    TOTAL INVESTMENTS IN THE UNITED
                                    KINGDOM                                11,288,484     12,979,440         3.4
-------------------------------------------------------------------------------------------------------------------
                                    TOTAL FOREIGN STOCKS                   31,507,497     40,866,736        10.6
-------------------------------------------------------------------------------------------------------------------
                              FACE
                            AMOUNT        SHORT-TERM SECURITIES
-------------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER*       $7,462,000  General Motors Acceptance Corp.,
                                     5.63% due 7/01/1999..............      7,460,833      7,460,833         1.9
-------------------------------------------------------------------------------------------------------------------
                                    TOTAL SHORT-TERM SECURITIES             7,460,833      7,460,833         1.9
-------------------------------------------------------------------------------------------------------------------
                                    TOTAL INVESTMENTS.................  $ 294,712,190    385,303,827       100.0
                                                                        -------------
                                                                        -------------
                                    UNREALIZED APPRECIATION ON FORWARD
                                     FOREIGN EXCHANGE CONTRACTS++.....                        66,807         0.0
                                    LIABILITIES IN EXCESS OF OTHER
                                     ASSETS...........................                      (166,190)        0.0
                                                                                       -------------       -----
                                    NET ASSETS........................                 $ 385,204,444       100.0%
                                                                                       -------------       -----
                                                                                       -------------       -----
-------------------------------------------------------------------------------------------------------------------

 (a) American Depositary Receipts (ADR).

   * Commercial Paper is traded on a discount basis; the interest rate shown reflects the discount rate paid at the time of purchase by the Portfolio.

   + Non-income producing security.

  ++ Forward foreign exchange contracts as of June 30, 1999 were as follows:

---------------------------------------------
                                 UNREALIZED
FOREIGN             EXPIRATION  APPRECIATION
CURRENCY SOLD          DATE       (NOTE 1B)
---------------------------------------------
C$  6,550,000       July 1999     $  66,807
---------------------------------------------
TOTAL UNREALIZED APPRECIATION
ON FORWARD FOREIGN
EXCHANGE CONTRACTS
(US$COMMITMENT -- $4,500,481)     $  66,807
                                -------------
                                -------------
---------------------------------------------

 +++ Corresponding industry groups for foreign securities:

      (1) Computer Graphics

      (2) Electronic Components

      (3) Medical-Drugs

      (4) Multimedia

      (5) Oil-Integrated

      (6) Paper & Forest Products

      (7) Semiconductors

      (8) Telecommunications Equipment

See Notes to Financial Statements.

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Global Strategy Portfolio
Schedule of Investments as of June 30, 1999
--------------------------------------------------------------------------------

                           SHARES                                                               VALUE       PERCENT OF
INDUSTRIES                  HELD                   US STOCKS                     COST         (NOTE 1A)     NET ASSETS
------------------------------------------------------------------------------------------------------------------------
AEROSPACE & DEFENSE          11,311  United Technologies Corporation.......  $     420,918  $     810,857         0.4%
------------------------------------------------------------------------------------------------------------------------
APPLICATION DEVELOPMENT      11,100  +Siebel Systems, Inc..................        409,833        735,375         0.3
SOFTWARE
------------------------------------------------------------------------------------------------------------------------
AUTO & TRUCK                 25,000  Delphi Automotive Systems
                                      Corporation..........................        425,000        464,062         0.2
------------------------------------------------------------------------------------------------------------------------
AUTOMOBILE RENTAL            10,320  The Hertz Corporation (Class A).......        412,874        639,840         0.3
------------------------------------------------------------------------------------------------------------------------
BANKING                      13,416  Bank of America Corporation...........        868,335        983,560         0.5
                             31,900  The Bank of New York Company, Inc.....        645,625      1,170,331         0.5
                             36,600  Mellon Bank Corporation...............      1,205,944      1,331,325         0.6
                                                                             -------------  -------------      ------
                                                                                 2,719,904      3,485,216         1.6
------------------------------------------------------------------------------------------------------------------------
BEVERAGES                    30,400  PepsiCo, Inc..........................      1,098,822      1,176,100         0.5
------------------------------------------------------------------------------------------------------------------------
BROADCASTING-CABLE           45,604  +AT&T Corp.-Liberty Media Group (Class
                                      A)...................................        541,601      1,675,947         0.8
------------------------------------------------------------------------------------------------------------------------
BUILDING PRODUCTS            15,000  +American Tower Corporation (Class
                                      A)...................................        375,000        360,000         0.2
------------------------------------------------------------------------------------------------------------------------
CAPITAL EQUIPMENT             3,500  Eaton Corporation.....................        235,787        322,000         0.2
                              3,000  Hewlett-Packard Company...............        220,193        301,500         0.1
                                                                             -------------  -------------      ------
                                                                                   455,980        623,500         0.3
------------------------------------------------------------------------------------------------------------------------
CHEMICALS                     9,900  E.I. du Pont de Nemours and Company...        623,385        676,294         0.3
                             22,500  Rohm and Haas Company.................        855,941        964,688         0.4
                                                                             -------------  -------------      ------
                                                                                 1,479,326      1,640,982         0.7
------------------------------------------------------------------------------------------------------------------------
COMMERCIAL SERVICES          23,000  +Quintiles Transnational Corp.........      1,068,421        964,563         0.4
------------------------------------------------------------------------------------------------------------------------
COMMUNICATION EQUIPMENT      29,000  +MCI WorldCom Inc.....................        963,548      2,494,000         1.1
------------------------------------------------------------------------------------------------------------------------
COMPUTER SERVICES             6,450  +America Online, Inc..................        565,099        712,725         0.3
                             37,900  +Cisco Systems, Inc...................        816,322      2,442,181         1.1
                                                                             -------------  -------------      ------
                                                                                 1,381,421      3,154,906         1.4
------------------------------------------------------------------------------------------------------------------------
COMPUTER SOFTWARE             5,100  +Transaction Systems Architects, Inc.
                                      (Class A)............................        204,829        198,900         0.1
------------------------------------------------------------------------------------------------------------------------
COMPUTERS                    10,700  +EMC Corporation......................        384,814        588,500         0.3
                             15,840  International Business Machines
                                      Corporation..........................        846,512      2,047,320         0.9
                              3,200  +Sun Microsystems, Inc................        196,018        220,400         0.1
                             26,200  Tandy Corporation.....................        738,301      1,280,525         0.6
                                                                             -------------  -------------      ------
                                                                                 2,165,645      4,136,745         1.9
------------------------------------------------------------------------------------------------------------------------
CONSUMER-ELECTRONICS         14,000  +Dell Computer Corporation............        435,855        517,125         0.2
------------------------------------------------------------------------------------------------------------------------
CONSUMER PRODUCTS            41,300  The Dial Corporation..................        876,035      1,535,844         0.7
------------------------------------------------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT         11,350  General Electric Company..............        964,513      1,282,550         0.6
------------------------------------------------------------------------------------------------------------------------
ELECTRONICS                  18,250  Intel Corporation.....................      1,106,682      1,084,734         0.5
                              8,000  +Lattice Semiconductor Corporation....        401,875        496,000         0.2
                                                                             -------------  -------------      ------
                                                                                 1,508,557      1,580,734         0.7
------------------------------------------------------------------------------------------------------------------------
ENTERTAINMENT                35,600  +Premier Parks Inc....................        928,499      1,308,300         0.6
                              6,200  The Walt Disney Company...............        216,852        191,038         0.1
                                                                             -------------  -------------      ------
                                                                                 1,145,351      1,499,338         0.7
------------------------------------------------------------------------------------------------------------------------
FINANCE                       6,300  +The Goldman Sachs Group, Inc.........        333,900        455,175         0.2
                             23,950  +TD Waterhouse Group, Inc.............        574,800        600,247         0.3
                                                                             -------------  -------------      ------
                                                                                   908,700      1,055,422         0.5
------------------------------------------------------------------------------------------------------------------------
FINANCIAL SERVICES           32,400  Associates First Capital Corporation
                                      (Class A)............................      1,202,710      1,435,725         0.6
                              8,800  Citigroup Inc.........................        403,621        418,000         0.2
                             19,300  Wells Fargo Company...................        767,604        825,075         0.4
                                                                             -------------  -------------      ------
                                                                                 2,373,935      2,678,800         1.2
------------------------------------------------------------------------------------------------------------------------
FINANCIAL SERVICES-          24,200  Household International, Inc..........      1,048,460      1,146,475         0.5
CONSUMER
------------------------------------------------------------------------------------------------------------------------
FOODS                        32,700  +Keebler Foods Company................        912,482        993,263         0.5
------------------------------------------------------------------------------------------------------------------------
HARDWARE PRODUCTS             6,525  The Black & Decker Corporation........        354,019        411,891         0.2
------------------------------------------------------------------------------------------------------------------------
HOUSEHOLD PRODUCTS            7,400  Colgate-Palmolive Company.............        679,055        730,750         0.3
------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Global Strategy Portfolio
Schedule of Investments as of June 30, 1999  (Continued)
--------------------------------------------------------------------------------

                           SHARES                                                               VALUE       PERCENT OF
INDUSTRIES                  HELD                   US STOCKS                     COST         (NOTE 1A)     NET ASSETS
------------------------------------------------------------------------------------------------------------------------
INFORMATION PROCESSING       14,800  +Unisys Corporation...................  $     483,341  $     576,275         0.3%
                              3,600  Xerox Corporation.....................        201,563        212,625         0.1
                                                                             -------------  -------------      ------
                                                                                   684,904        788,900         0.4
------------------------------------------------------------------------------------------------------------------------
INSURANCE                     3,800  American International Group, Inc.....        444,955        444,837         0.2
                              6,200  The Equitable Companies Incorporated..        311,980        415,400         0.2
                              5,400  Providian Financial Corporation.......        272,566        504,900         0.2
                                                                             -------------  -------------      ------
                                                                                 1,029,501      1,365,137         0.6
------------------------------------------------------------------------------------------------------------------------
LASER SYSTEMS &               5,100  +JDS Uniphase Corporation.............        510,229        846,600         0.4
COMPONENTS
------------------------------------------------------------------------------------------------------------------------
MACHINERY                     6,550  Case Corporation......................        187,094        315,219         0.1
                             29,700  Ingersoll-Rand Company................  1,012,517....      1,919,363         0.9
                                                                             -------------  -------------      ------
                                                                                 1,199,611      2,234,582         1.0
------------------------------------------------------------------------------------------------------------------------
MACHINERY & EQUIPMENT         3,900  Caterpillar Inc.......................        216,427        234,000         0.1
------------------------------------------------------------------------------------------------------------------------
MANUFACTURING                16,600  Tyco International Ltd................        875,571      1,572,850         0.7
------------------------------------------------------------------------------------------------------------------------
MEDIA                         5,800  +Clear Channel Communications, Inc....        409,651        399,837         0.2
------------------------------------------------------------------------------------------------------------------------
MEDICAL TECHNOLOGY            9,350  Johnson & Johnson.....................        735,479        916,300         0.4
------------------------------------------------------------------------------------------------------------------------
METALS                        9,400  Alcoa Inc.............................        364,428        581,625         0.3
------------------------------------------------------------------------------------------------------------------------
NATURAL GAS                  20,700  Enron Corp............................        879,701      1,692,225         0.8
------------------------------------------------------------------------------------------------------------------------
OIL-INTEGRATED               11,400  Mobil Corporation.....................        909,432      1,128,600         0.5
------------------------------------------------------------------------------------------------------------------------
OIL SERVICES                 14,900  Schlumberger Limited..................        923,802        948,944         0.4
------------------------------------------------------------------------------------------------------------------------
PAPER & FOREST PRODUCTS       9,400  International Paper Company...........        456,222        474,700         0.2
------------------------------------------------------------------------------------------------------------------------
PETROLEUM                    27,900  Unocal Corporation....................        990,627      1,105,538         0.5
------------------------------------------------------------------------------------------------------------------------
PHARMACEUTICALS              25,500  American Home Products Corporation....      1,494,756      1,466,250         0.7
                             33,700  Bristol-Myers Squibb Company..........      1,638,369      2,373,744         1.1
                             16,300  Cardinal Health, Inc..................      1,120,101      1,045,237         0.5
                              5,600  Merck & Co., Inc......................        392,336        414,400         0.2
                             11,500  Pfizer Inc............................      1,498,695      1,262,125         0.5
                              6,700  Pharmacia & Upjohn, Inc...............        423,442        380,644         0.2
                                                                             -------------  -------------      ------
                                                                                 6,567,699      6,942,400         3.2
------------------------------------------------------------------------------------------------------------------------
RADIO & TELEVISION           58,800  +Capstar Broadcasting Corporation
                                      (Class A)............................      1,117,200      1,609,650         0.7
------------------------------------------------------------------------------------------------------------------------
RETAIL                        4,600  +Best Buy Co., Inc....................        216,338        310,500         0.1
                             13,600  Dayton Hudson Corporation.............        944,006        884,000         0.4
                              3,700  +Federated Department Stores, Inc.....        196,322        195,869         0.1
                             21,800  +Safeway Inc..........................        762,589      1,079,100         0.5
                             29,200  Wal-Mart Stores, Inc..................        655,811      1,408,900         0.7
                                                                             -------------  -------------      ------
                                                                                 2,775,066      3,878,369         1.8
------------------------------------------------------------------------------------------------------------------------
RETAIL SPECIALTY             16,000  Lowe's Companies, Inc.................        573,219        907,000         0.4
------------------------------------------------------------------------------------------------------------------------
SAVINGS & LOAN               23,100  GreenPoint Financial Corp.............        872,815        757,969         0.4
ASSOCIATIONS
------------------------------------------------------------------------------------------------------------------------
SCIENTIFIC EQUIPMENTS         9,100  Millipore Corporation.................        189,316        369,119         0.2
------------------------------------------------------------------------------------------------------------------------
SEMICONDUCTORS                3,850  +Applied Materials, Inc...............        246,366        284,419         0.1
                             17,250  Motorola, Inc.........................        945,556      1,634,438         0.8
                                                                             -------------  -------------      ------
                                                                                 1,191,922      1,918,857         0.9
------------------------------------------------------------------------------------------------------------------------
SOFTWARE                     50,240  +Microsoft Corporation................      3,845,884      4,527,880         2.1
------------------------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS           33,709  AT&T Corp.............................        708,560      1,881,383         0.8
                             22,700  GTE Corporation.......................      1,165,618      1,719,525         0.8
                             12,800  Lucent Technologies Inc...............        706,663        863,200         0.4
                                                                             -------------  -------------      ------
                                                                                 2,580,841      4,464,108         2.0
------------------------------------------------------------------------------------------------------------------------
TOBACCO                      11,500  Philip Morris Companies Inc...........        526,628        462,156         0.2
------------------------------------------------------------------------------------------------------------------------
TRAVEL & LODGING             12,500  Royal Caribbean Cruises Ltd...........        314,986        546,875         0.3
------------------------------------------------------------------------------------------------------------------------
UTILITIES-COMMUNICATION      20,100  Ameritech Corporation.................        982,768      1,477,350         0.7
------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Global Strategy Portfolio
Schedule of Investments as of June 30, 1999  (Continued)
--------------------------------------------------------------------------------

                           SHARES                                                               VALUE       PERCENT OF
INDUSTRIES                  HELD                   US STOCKS                     COST         (NOTE 1A)     NET ASSETS
------------------------------------------------------------------------------------------------------------------------
UTILITIES-ELECTRIC            9,050  PECO Energy Company...................  $     308,574  $     378,969         0.2%
                             18,700  Public Service Enterprise Group
                                      Incorporated.........................        726,467        764,363         0.3
                                                                             -------------  -------------      ------
                                                                                 1,035,041      1,143,332         0.5
------------------------------------------------------------------------------------------------------------------------
WASTE MANAGEMENT             19,900  Waste Management, Inc.................        870,526      1,069,625         0.5
------------------------------------------------------------------------------------------------------------------------
                                     TOTAL US STOCKS                            58,959,580     80,357,713        36.7
------------------------------------------------------------------------------------------------------------------------
COUNTRIES                                      FOREIGN STOCKS+++
------------------------------------------------------------------------------------------------------------------------
AUSTRALIA                    79,100  Broken Hill Proprietary Company
                                      Limited (18).........................        870,729        916,235         0.4
                             11,900  The News Corporation Limited
                                      (Preferred) (ADR)* (33)..............        399,378        375,594         0.2
------------------------------------------------------------------------------------------------------------------------
                                     TOTAL INVESTMENTS IN AUSTRALIA              1,270,107      1,291,829         0.6
------------------------------------------------------------------------------------------------------------------------
AUSTRIA                      12,100  Mayr-Melnhof Karton AG (39)...........        609,368        548,691         0.3
------------------------------------------------------------------------------------------------------------------------
                                     TOTAL INVESTMENTS IN AUSTRIA                  609,368        548,691         0.3
------------------------------------------------------------------------------------------------------------------------
BRAZIL                       27,400  Aracruz Celulose SA (ADR)* (38).......        384,245        602,800         0.3
                             25,200  +Companhia Vale do Rio Doce 'A'
                                      (Preferred) (35).....................        360,372        494,898         0.2
                             21,200  Embratel Participacoes SA (ADR)*
                                      (48).................................        350,522        294,150         0.1
                              4,600  +Telecomunicacoes Brasileiras
                                      SA-Telebras (ADR)* (48)..............            719            288         0.0
                              4,600  Telecomunicacoes Brasileiras
                                      SA-Telebras (Preferred Block) (ADR)*
                                      (48).................................        362,628        414,863         0.2
------------------------------------------------------------------------------------------------------------------------
                                     TOTAL INVESTMENTS IN BRAZIL                 1,458,486      1,806,999         0.8
------------------------------------------------------------------------------------------------------------------------
CANADA                       22,400  +ATI Technologies Inc. (37)...........        350,872        361,510         0.2
                             61,100  Domtar, Inc. (39).....................        493,732        574,699         0.3
                              6,500  Nortel Networks Corporation (12)......        354,640        564,281         0.2
                             48,000  Teleglobe Inc. (49)...................      1,312,205      1,428,000         0.6
------------------------------------------------------------------------------------------------------------------------
                                     TOTAL INVESTMENTS IN CANADA                 2,511,449      2,928,490         1.3
------------------------------------------------------------------------------------------------------------------------
DENMARK                       1,800  +ISS International Service System A/S
                                      'B' (11).............................        117,455         95,652         0.0
------------------------------------------------------------------------------------------------------------------------
                                     TOTAL INVESTMENTS IN DENMARK                  117,455         95,652         0.0
------------------------------------------------------------------------------------------------------------------------
FINLAND                      35,100  Amer Group Ltd. (4)...................        670,527        504,628         0.2
                             15,100  Nokia Oyj (12)........................        782,036      1,322,775         0.6
                             23,000  Sampo Insurance Company PLC 'A' (27)..      1,063,535        666,077         0.3
                             43,740  Sponda Oyj (43).......................        316,598        220,884         0.1
                             20,100  UPM-Kymmene Oyj (39)..................        525,367        575,879         0.3
------------------------------------------------------------------------------------------------------------------------
                                     TOTAL INVESTMENTS IN FINLAND                3,358,063      3,290,243         1.5
------------------------------------------------------------------------------------------------------------------------
FRANCE                       12,100  Axa (27)..............................      1,458,764      1,475,232         0.7
                              1,860  Cap Gemini SA (26)....................        302,545        292,138         0.1
                              5,376  Carrefour SA (34).....................        670,271        789,522         0.4
                             10,700  Elf Aquitaine SA (36).................      1,311,695      1,569,202         0.7
                             13,000  France Telecom SA (49)................      1,011,195        981,389         0.5
                              2,700  Groupe Danone SA (23).................        708,863        695,655         0.3
                             41,200  Pechiney SA 'A' (35)..................      1,865,739      1,769,763         0.8
                             26,200  STMicroelectronics NV (NY Registered
                                      Shares) (46).........................        939,549      1,817,625         0.8
                             18,900  Scor (44).............................        746,881        936,908         0.4
                              1,212  Societe Generale 'A' (5)..............        224,965        213,469         0.1
                             18,800  Thomson CSF (21)......................        708,861        652,947         0.3
                              3,400  Total SA 'B' (38).....................        446,983        438,355         0.2
                             14,400  Vivendi (52)..........................        990,861      1,165,732         0.5
------------------------------------------------------------------------------------------------------------------------
                                     TOTAL INVESTMENTS IN FRANCE                11,387,172     12,797,937         5.8
------------------------------------------------------------------------------------------------------------------------
GERMANY                       4,600  BASF AG (10)..........................        206,415        203,142         0.1
                             12,400  DaimlerChrysler AG (4)................      1,125,880      1,073,473         0.5
                             15,400  Henkel KGaA (Preferred) (10)..........        656,391      1,050,676         0.5
                              6,250  Mannesmann AG (31)....................        939,838        932,049         0.4
                              9,500  RWE AG (18)...........................        520,613        439,505         0.2
                             10,000  Siemens AG (21).......................        689,454        770,889         0.4
                              7,138  Veba AG (52)..........................        438,982        419,316         0.2
------------------------------------------------------------------------------------------------------------------------
                                     TOTAL INVESTMENTS IN GERMANY                4,577,573      4,889,050         2.3
------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Global Strategy Portfolio
Schedule of Investments as of June 30, 1999  (Continued)
--------------------------------------------------------------------------------

                           SHARES                                                               VALUE       PERCENT OF
COUNTRIES                   HELD               FOREIGN STOCKS+++                 COST         (NOTE 1A)     NET ASSETS
------------------------------------------------------------------------------------------------------------------------
HONG KONG                    24,600  Hutchison Whampoa Limited (36)........  $     227,165  $     222,740         0.1%
------------------------------------------------------------------------------------------------------------------------
                                     TOTAL INVESTMENTS IN HONG KONG                227,165        222,740         0.1
------------------------------------------------------------------------------------------------------------------------
IRELAND                      53,500  Bank of Ireland (5)...................      1,131,535        902,242         0.4
------------------------------------------------------------------------------------------------------------------------
                                     TOTAL INVESTMENTS IN IRELAND                1,131,535        902,242         0.4
------------------------------------------------------------------------------------------------------------------------
ITALY                        63,900  Mondadori (Arnoldo) Editore SpA
                                      (42).................................        451,594      1,106,370         0.5
------------------------------------------------------------------------------------------------------------------------
                                     TOTAL INVESTMENTS IN ITALY                    451,594      1,106,370         0.5
------------------------------------------------------------------------------------------------------------------------
JAPAN                        58,000  The Bank of Tokyo-Mitsubishi, Ltd.
                                      (6)..................................        743,952        826,037         0.4
                             28,000  Bridgestone Corp. (50)................        685,295        847,082         0.4
                             41,000  The Daimaru, Inc. (45)................        188,323        200,628         0.1
                             27,000  Fuji Photo Film (41)..................      1,022,584      1,022,152         0.5
                            107,000  Fujitsu Limited (21)..................      1,421,211      2,153,620         1.0
                             27,000  Honda Motor Co., Ltd. (3).............      1,059,829      1,144,900         0.5
                             11,000  Ito-Yokado Co., Ltd. (45).............        636,063        736,485         0.3
                             45,000  Kao Corporation (16)..................        918,315      1,264,672         0.6
                              2,300  Keyence Corporation (21)..............        313,765        402,662         0.2
                             49,000  Marui Co., Ltd. (39)..................        869,281        810,051         0.4
                             44,000  Matsushita Electric Industrial
                                      Company, Ltd. (21)...................        770,233        854,687         0.4
                             41,000  Minebea Company Ltd. (30).............        423,538        457,514         0.2
                             55,000  +Mitsukoshi, Ltd. (45)................        239,351        239,130         0.1
                             84,000  NEC Corporation (14)..................        832,051      1,044,966         0.5
                                 95  +NTT Mobile Communications Network,
                                      Inc. (49)............................        626,957      1,275,252         0.6
                            251,000  Nippon Sheet Glass Company, Ltd.
                                      (24).................................        784,501        894,206         0.4
                                 85  Nippon Telegraph & Telephone
                                      Corporation (NTT) (49)...............        718,819        990,660         0.4
                             37,000  Olympus Optical Co., Ltd. (18)........        416,931        547,140         0.2
                              7,000  Orix Corporation (22).................        507,328        624,897         0.3
                              7,000  Rohm Company Ltd. (21)................        614,057      1,096,462         0.5
                             90,000  The Sanwa Bank, Ltd. (6)..............        916,183        886,014         0.4
                              5,400  Softbank Corporation (17).............        838,216      1,094,016         0.5
                              9,800  Sony Corporation (ADR)* (1)...........        815,946      1,081,675         0.5
                             70,000  The Sumitomo Bank, Ltd. (5)...........        895,398        868,491         0.4
                              8,000  TDK Corporation (32)..................        620,547        732,022         0.3
                             19,000  Takeda Chemical Industries (40).......        686,683        881,055         0.4
                             62,000  The Tokio Marine & Fire Insurance Co.
                                      Ltd. (27)............................        704,811        673,913         0.3
                            154,000  Toshiba Corporation (21)..............      1,020,584      1,098,545         0.5
                             37,000  Toyota Motor Corporation (3)..........      1,009,910      1,171,351         0.5
------------------------------------------------------------------------------------------------------------------------
                                     TOTAL INVESTMENTS IN JAPAN                 21,300,662     25,920,285        11.8
------------------------------------------------------------------------------------------------------------------------
NETHERLANDS                  24,600  ABN AMRO Holding NV (5)...............        539,348        532,408         0.2
                              4,200  +ASM Lithography Holding NV (20)......        168,769        242,830         0.1
                              4,700  Akzo Nobel NV (10)....................        214,837        197,628         0.1
                             15,800  +Baan Company, NV (13)................        248,227        244,252         0.1
                             16,700  CSM NV (23)...........................        877,404        833,874         0.4
                             17,500  Koninklijke Ahold NV (23).............        674,712        602,386         0.3
                              8,571  Unilever NV 'A' (36)..................        688,658        577,254         0.3
                             22,400  Wolters Kluwer NV 'A' (35)............        855,949        891,098         0.4
------------------------------------------------------------------------------------------------------------------------
                                     TOTAL INVESTMENTS IN THE NETHERLANDS        4,267,904      4,121,730         1.9
------------------------------------------------------------------------------------------------------------------------
NORWAY                       25,300  Bergesen d.y. ASA 'B' (51)............        364,014        358,671         0.2
                             61,900  Merkantildata ASA (13)................        528,310        598,144         0.3
------------------------------------------------------------------------------------------------------------------------
                                     TOTAL INVESTMENTS IN NORWAY                   892,324        956,815         0.5
------------------------------------------------------------------------------------------------------------------------
SINGAPORE                    22,000  Development Bank of Singapore Limited
                                      'Foreign' (6)........................        227,584        268,939         0.1
                             20,000  +Flextronics International Ltd.
                                      (20).................................        686,379      1,105,000         0.5
------------------------------------------------------------------------------------------------------------------------
                                     TOTAL INVESTMENTS IN SINGAPORE                913,963      1,373,939         0.6
------------------------------------------------------------------------------------------------------------------------
SOUTH KOREA                  14,500  Pohang Iron & Steel Company, Ltd.
                                      (ADR)* (47)..........................        401,389        487,563         0.2
                              2,400  Samsung Electronics (21)..............        173,518        263,326         0.1
------------------------------------------------------------------------------------------------------------------------
                                     TOTAL INVESTMENTS IN SOUTH KOREA              574,907        750,889         0.3
------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Global Strategy Portfolio
Schedule of Investments as of June 30, 1999  (Continued)
--------------------------------------------------------------------------------

                           SHARES                                                               VALUE       PERCENT OF
COUNTRIES                   HELD               FOREIGN STOCKS+++                 COST         (NOTE 1A)     NET ASSETS
------------------------------------------------------------------------------------------------------------------------
SPAIN                        51,000  +Dinamia Capital Privado. Sociedad de
                                      Capital Riesgo, SA (53)..............  $     958,809  $     544,528         0.3%
                             39,200  Endesa SA (52)........................      1,027,231        835,462         0.4
                              8,350  +Grupo Ferrovial, SA (15).............        203,226        202,229         0.1
                             25,900  Metrovacesa, SA (43)..................        807,264        505,290         0.2
                             23,000  Repsol SA (38)........................        446,425        469,335         0.2
                             23,600  +Telefonica SA (49)...................      1,028,435      1,136,088         0.5
                             79,200  Uralita, SA (8).......................      1,088,348        665,232         0.3
------------------------------------------------------------------------------------------------------------------------
                                     TOTAL INVESTMENTS IN SPAIN                  5,559,738      4,358,164         2.0
------------------------------------------------------------------------------------------------------------------------
SWEDEN                       17,200  Autoliv, Inc. (4).....................        575,639        525,485         0.2
                             48,400  Castellum AB (43).....................        521,674        456,738         0.2
                              4,900  Custos AB 'A' (18)....................        126,204        105,485         0.0
                             19,100  Custos AB 'B' (18)....................        503,438        414,556         0.2
                             63,000  Fastighets AB Tornet (43).............        971,284        858,331         0.4
                             29,400  ForeningsSparbanken AB (5)............        250,439        416,160         0.2
                             63,000  Haldex AB (4).........................      1,114,031        824,889         0.4
                             75,400  Investment AB Bure (28)...............        345,447        400,236         0.2
                             95,400  Nordbanken Holding AB (5).............        647,233        559,290         0.2
                             53,000  +Stora Enso Oyj 'R' (39)..............        519,131        575,170         0.3
                             44,600  Telefonaktiebolaget LM Ericsson
                                      (ADR)* (49)..........................      1,119,967      1,466,225         0.7
                             12,500  Volvo AB 'B' (2)......................        348,533        363,462         0.2
------------------------------------------------------------------------------------------------------------------------
                                     TOTAL INVESTMENTS IN SWEDEN                 7,043,020      6,966,027         3.2
------------------------------------------------------------------------------------------------------------------------
SWITZERLAND                   2,909  Credit Suisse Group (Registered
                                      Shares) (5)..........................        513,459        503,974         0.2
                              2,132  Swisscom AG (Registered Shares) (48)..        593,845        803,259         0.4
                              1,579  UBS AG (Registered Shares) (6)........        525,178        471,859         0.2
------------------------------------------------------------------------------------------------------------------------
                                     TOTAL INVESTMENTS IN SWITZERLAND            1,632,482      1,779,092         0.8
------------------------------------------------------------------------------------------------------------------------
UNITED KINGDOM               25,800  AstraZeneca Group PLC (19)............      1,037,033        997,436         0.5
                             88,900  BP Amoco PLC (38).....................      1,470,982      1,592,403         0.7
                             38,000  Bank of Scotland (5)..................        440,708        502,868         0.2
                            300,500  Billiton PLC (18).....................        755,601      1,047,415         0.5
                             92,500  The British Land Company PLC (43).....        838,826        773,068         0.4
                             40,000  British Telecommunications PLC (48)...        651,039        669,860         0.3
                             45,300  Cable & Wireless PLC (48).............        675,286        576,991         0.3
                            237,400  Devro PLC (23)........................      1,123,733        527,340         0.2
                             98,348  Diageo PLC (7)........................      1,109,788      1,026,461         0.5
                             38,800  Dixons Group PLC (45).................        886,953        724,337         0.3
                             20,700  +Energis PLC (48).....................        560,338        493,401         0.2
                             31,600  Glaxo Wellcome PLC (40)...............      1,009,753        877,668         0.4
                             32,400  HSBC Holdings PLC (5).................        858,938      1,146,935         0.5
                            167,700  Hilton Group PLC (29).................        882,960        664,449         0.3
                            126,300  Lloyds TSB Group PLC (5)..............      1,699,647      1,711,168         0.8
                             42,300  The Peninsular and Oriental Steam
                                      Navigation Company (51)..............        651,891        634,740         0.3
                             65,000  Reed International PLC (42)...........        545,081        433,412         0.2
                             24,600  Shell Transport & Trading Company
                                      (ADR)* (38)..........................        895,922      1,140,825         0.5
                             88,600  +TeleWest Communications PLC (9)......        384,104        397,106         0.2
                             34,900  Vodafone Group PLC (48)...............        647,701        687,268         0.3
------------------------------------------------------------------------------------------------------------------------
                                     TOTAL INVESTMENTS IN THE UNITED
                                     KINGDOM                                    17,126,284     16,625,151         7.6
------------------------------------------------------------------------------------------------------------------------
                                     TOTAL FOREIGN STOCKS                       86,411,251     92,732,335        42.3
------------------------------------------------------------------------------------------------------------------------
                            FACE
                           AMOUNT               FOREIGN BONDS+++
----------------------------------------------------------------------------------------------------------------------
GERMANY                             Bundesrepublik Deutschland (25):
                   [EURO]6,600,000    4.75% due 11/20/2001................      8,006,597      7,012,129          3.2
                         9,000,000    4.75% due 7/04/2008.................     10,732,896      9,428,291          4.3
                         3,950,000    4.75% due 7/04/2028.................      4,661,175      3,679,181          1.6
----------------------------------------------------------------------------------------------------------------------
                                    TOTAL INVESTMENTS IN GERMANY               23,400,668     20,119,601          9.1
----------------------------------------------------------------------------------------------------------------------
UNITED KINGDOM         L 5,142,000  UK Treasury Gilt 7.25% due 12/07/2007
                                     (25).................................      9,688,985      9,145,370          4.2
----------------------------------------------------------------------------------------------------------------------
                                    TOTAL INVESTMENTS IN THE
                                    UNITED KINGDOM                              9,688,985      9,145,370          4.2
----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Global Strategy Portfolio
Schedule of Investments as of June 30, 1999  (Concluded)
--------------------------------------------------------------------------------

                                    TOTAL FOREIGN BONDS                        33,089,653     29,264,971         13.3
----------------------------------------------------------------------------------------------------------------------
                          FACE                                                                 VALUE       PERCENT OF
                         AMOUNT       US GOVERNMENT & AGENCY OBLIGATIONS        COST         (NOTE 1A)     NET ASSETS
----------------------------------------------------------------------------------------------------------------------
US                                  Federal National Mortgage Association,
GOVERNMENT &      US$  480,000        5.625% due 3/15/2001................  $     482,064  $     479,174          0.2%
AGENCY                   3,500,000    5.75% due 2/15/2008.................      3,486,328      3,346,315          1.5
OBLIGATIONS              5,750,000    6.375% due 6/15/2009................      5,741,019      5,701,470          2.6
                         2,390,000  US Treasury Bonds, 6.625% due
                                      2/15/2027...........................      2,709,158      2,524,055          1.2
                         2,050,000  US Treasury Notes, 4.25% due
                                     11/15/2003...........................      1,940,933      1,935,651          0.9
----------------------------------------------------------------------------------------------------------------------
                                    TOTAL US GOVERNMENT & AGENCY
                                    OBLIGATIONS                                14,359,502     13,986,665          6.4
----------------------------------------------------------------------------------------------------------------------
                                    TOTAL INVESTMENTS.....................  $ 192,819,986    216,341,684         98.7
                                                                            -------------
                                                                            -------------
                                    UNREALIZED APPRECIATION ON FORWARD
                                      FOREIGN EXCHANGE CONTRACTS++........                        39,778          0.0
                                    OTHER ASSETS LESS LIABILITIES.........                     2,851,191          1.3
                                                                                           -------------   -----------
                                    NET ASSETS............................                 $ 219,232,653        100.0%
                                                                                           -------------   -----------
                                                                                           -------------   -----------
----------------------------------------------------------------------------------------------------------------------

  *  American Depositary Receipts (ADR).
  +  Non-income producing security.
 ++  Forward foreign exchange contracts as of June 30, 1999 were as follows:

-------------------------------------------------
                                     UNREALIZED
FOREIGN               EXPIRATION    APPRECIATION
CURRENCY SOLD            DATE         (NOTE 1B)
-------------------------------------------------
C$  3,900,000       July 1999         $  39,778
-------------------------------------------------
TOTAL UNREALIZED APPRECIATION ON
FORWARD FOREIGN EXCHANGE CONTRACTS
-- NET (US$ COMMITMENT --
$2,679,676)                           $  39,778
                                    -------------
                                    -------------
-------------------------------------------------

+++ Corresponding industry groups for foreign stocks and bonds:

       (1) Appliances
       (2) Automobile & Equipment
       (3) Automotive
       (4) Auto-Parts
       (5) Banking
       (6) Banking & Financial
       (7) Beverages
       (8) Building Products
       (9) Cable Television Services
      (10) Chemicals
      (11) Commercial Services
      (12) Communication Equipment
      (13) Computer Software
      (14) Computers
      (15) Construction
      (16) Cosmetics & Toiletries
      (17) Distribution
      (18) Diversified

      (19) Drugs
      (20) Electronic Components
      (21) Electronics
      (22) Finance
      (23) Food
      (24) Glass
      (25) Government (Bonds)
      (26) Information Processing
      (27) Insurance
      (28) Investment Management
      (29) Leisure
      (30) Machine Tools & Machinery
      (31) Machinery & Equipment
      (32) Manufacturing
      (33) Media-Communications
      (34) Merchandising
      (35) Metals & Mining
      (36) Multi-Industry

      (37) Multimedia
      (38) Oil-Integrated
      (39) Paper & Forest Products
      (40) Pharmaceuticals
      (41) Photography
      (42) Publishing
      (43) Real Estate
      (44) Reinsurance
      (45) Retail
      (46) Semiconductors
      (47) Steel
      (48) Telecommunications
      (49) Telephone-Integrated
      (50) Tires & Rubber
      (51) Transport Services
      (52) Utilities
      (53) Venture Capital

See Notes to Financial Statements.

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Growth Stock Portfolio
Schedule of Investments as of June 30, 1999
--------------------------------------------------------------------------------

                                                                                          VALUE       PERCENT OF
INDUSTRIES            SHARES HELD                STOCKS                    COST         (NOTE 1A)     NET ASSETS
------------------------------------------------------------------------------------------------------------------
ADVERTISING                50,000  The Interpublic Group of
                                    Companies, Inc...................  $   1,418,134  $   4,331,250         0.8%
------------------------------------------------------------------------------------------------------------------
BANKING & FINANCIAL       180,000  Bank of America Corporation.......     11,752,664     13,196,250         2.5
                          190,000  Bank One Corporation..............      9,242,841     11,316,875         2.2
                          292,500  Citigroup Inc.....................     10,270,126     13,893,750         2.7
                          370,000  Mellon Bank Corporation...........     11,896,503     13,458,750         2.6
                           56,300  State Street Corporation..........      3,124,343      4,806,613         0.9
                                                                       -------------  -------------       -----
                                                                          46,286,477     56,672,238        10.9
------------------------------------------------------------------------------------------------------------------
BEVERAGES                  26,000  The Coca-Cola Company.............      2,191,687      1,625,000         0.3
------------------------------------------------------------------------------------------------------------------
BROADCASTING-MEDIA        100,000  +Infinity Broadcasting Corp.
                                    (Class A)........................      2,187,889      2,975,000         0.6
------------------------------------------------------------------------------------------------------------------
BROADCASTING-RADIO &       70,000  +CBS Corporation..................      1,997,607      3,040,625         0.6
TELEVISION                 80,000  +Chancellor Media Corporation.....      3,787,238      4,405,000         0.8
                          125,000  +Clear Channel Communications,
                                    Inc..............................      5,620,681      8,617,187         1.7
                                                                       -------------  -------------       -----
                                                                          11,405,526     16,062,812         3.1
------------------------------------------------------------------------------------------------------------------
CHEMICALS                 170,000  E.I. du Pont de Nemours and
                                    Company..........................     11,229,801     11,613,125         2.2
------------------------------------------------------------------------------------------------------------------
COMMUNICATIONS             90,000  +3Com Corporation.................      2,525,863      2,396,250         0.5
EQUIPMENT                 370,000  +Cisco Systems, Inc...............      9,725,551     23,841,875         4.6
                           20,000  Lucent Technologies Inc...........        724,975      1,348,750         0.2
                            5,000  Nortel Networks Corporation.......        242,687        434,063         0.1
                                                                       -------------  -------------       -----
                                                                          13,219,076     28,020,938         5.4
------------------------------------------------------------------------------------------------------------------
COMPUTER-SOFTWARE           7,000  +Microsoft Corporation............        373,220        630,875         0.1
                          260,000  SAP AG (Systeme, Anwendungen,
                                    Produkte in der
                                    Datenverarbeitung) (ADR)*........      4,022,500      9,002,500         1.7
                                                                       -------------  -------------       -----
                                                                           4,395,720      9,633,375         1.8
------------------------------------------------------------------------------------------------------------------
COMPUTERS                  50,000  Compaq Computer Corporation.......      1,795,875      1,184,375         0.2
                           25,000  +Dell Computer Corporation........        513,759        923,437         0.2
                          100,000  International Business Machines
                                    Corporation......................     10,029,665     12,925,000         2.5
                                                                       -------------  -------------       -----
                                                                          12,339,299     15,032,812         2.9
------------------------------------------------------------------------------------------------------------------
COSMETICS                  25,000  The Gillette Company..............      1,222,055      1,025,000         0.2
                           10,000  International Flavors & Fragrances
                                    Inc..............................        485,470        443,750         0.1
                                                                       -------------  -------------       -----
                                                                           1,707,525      1,468,750         0.3
------------------------------------------------------------------------------------------------------------------
DIVERSIFIED               120,000  Minnesota Mining and Manufacturing
                                    Company (3M).....................      9,212,080     10,432,500         2.0
------------------------------------------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT       20,000  Emerson Electric Co...............        658,040      1,257,500         0.2
                          185,000  General Electric Company..........     11,803,463     20,905,000         4.0
                            7,000  Honeywell Inc.....................        505,671        811,125         0.2
                                                                       -------------  -------------       -----
                                                                          12,967,174     22,973,625         4.4
------------------------------------------------------------------------------------------------------------------
ELECTRONICS                 5,000  Intel Corporation.................        278,906        297,188         0.1
                            5,000  Texas Instruments Incorporated....        298,965        725,000         0.1
                                                                       -------------  -------------       -----
                                                                             577,871      1,022,188         0.2
------------------------------------------------------------------------------------------------------------------
ENERGY                     20,000  Duke Energy Corporation...........      1,203,412      1,087,500         0.2
                          200,000  El Paso Energy Corporation........      7,170,917      7,037,500         1.3
                           23,000  Enron Corp........................      1,398,296      1,880,250         0.4
                           40,000  UtiliCorp United Inc..............      1,031,931        972,500         0.2
                                                                       -------------  -------------       -----
                                                                          10,804,556     10,977,750         2.1
------------------------------------------------------------------------------------------------------------------
ENTERTAINMENT             270,000  The Walt Disney Company...........      8,254,765      8,319,375         1.6
------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Growth Stock Portfolio
Schedule of Investments as of June 30, 1999  (Continued)
--------------------------------------------------------------------------------

                                                                                          VALUE       PERCENT OF
INDUSTRIES            SHARES HELD                STOCKS                    COST         (NOTE 1A)     NET ASSETS
------------------------------------------------------------------------------------------------------------------
FINANCIAL SERVICES         10,000  American Express Company..........  $     886,725  $   1,301,250         0.2%
                           50,000  Federal Home Loan Mortgage
                                    Association......................      2,941,362      2,900,000         0.6
                          100,000  Federal National Mortgage
                                    Association......................      6,071,232      6,837,500         1.3
                           35,000  Franklin Resources, Inc...........      1,974,940      1,421,875         0.3
                          100,000  Morgan Stanley Dean Witter & Co...      8,589,526     10,250,000         2.0
                           32,100  T. Rowe Price Associates, Inc.....      1,163,689      1,229,831         0.2
                                                                       -------------  -------------       -----
                                                                          21,627,474     23,940,456         4.6
------------------------------------------------------------------------------------------------------------------
FOOD                       25,000  ConAgra, Inc......................        553,250        665,625         0.1
                           25,000  Wm. Wrigley Jr. Company...........      1,504,620      2,250,000         0.5
                                                                       -------------  -------------       -----
                                                                           2,057,870      2,915,625         0.6
------------------------------------------------------------------------------------------------------------------
FOOD MERCHANDISING         17,000  Albertson's, Inc..................        699,915        876,562         0.2
                           70,000  +The Kroger Co....................        823,550      1,955,625         0.4
                           25,000  +Safeway Inc......................      1,140,220      1,237,500         0.2
                                                                       -------------  -------------       -----
                                                                           2,663,685      4,069,687         0.8
------------------------------------------------------------------------------------------------------------------
HOME FURNISHINGS           90,000  Ethan Allen Interiors, Inc........      3,273,567      3,397,500         0.6
------------------------------------------------------------------------------------------------------------------
HOTELS                     65,000  Marriott International, Inc.
                                    (Class A)........................      1,853,742      2,429,375         0.5
------------------------------------------------------------------------------------------------------------------
HOUSEHOLD PRODUCTS          5,000  Colgate-Palmolive Company.........        350,350        493,750         0.1
                          100,000  Kimberly-Clark Corporation........      5,053,929      5,700,000         1.1
                           80,000  The Procter & Gamble Company......      6,554,720      7,140,000         1.4
                           70,000  Unilever NV (NY Registered
                                    Shares)..........................      5,521,594      4,882,500         0.9
                                                                       -------------  -------------       -----
                                                                          17,480,593     18,216,250         3.5
------------------------------------------------------------------------------------------------------------------
INFORMATION SERVICES      120,000  +America Online, Inc..............      3,736,962     13,260,000         2.5
                          150,000  First Data Corporation............      5,680,096      7,340,625         1.4
                                                                       -------------  -------------       -----
                                                                           9,417,058     20,600,625         3.9
------------------------------------------------------------------------------------------------------------------
INSURANCE                  10,000  Aetna Inc.........................        822,491        894,375         0.2
                          100,000  American International Group,
                                    Inc..............................      9,316,017     11,706,250         2.2
                          145,000  The Hartford Financial Services
                                    Group, Inc.......................      8,653,181      8,455,313         1.6
                                                                       -------------  -------------       -----
                                                                          18,791,689     21,055,938         4.0
------------------------------------------------------------------------------------------------------------------
MEDICAL TECHNOLOGY        100,000  Abbott Laboratories...............      4,788,577      4,550,000         0.9
                           50,000  +Boston Scientific Corporation....      1,282,191      2,196,875         0.4
                           14,000  +Guidant Corporation..............        440,436        720,125         0.1
                           10,000  Johnson & Johnson.................        471,880        980,000         0.2
                                                                       -------------  -------------       -----
                                                                           6,983,084      8,447,000         1.6
------------------------------------------------------------------------------------------------------------------
OIL SERVICES               20,000  Baker Hughes Incorporated.........        831,632        670,000         0.1
                           10,000  Diamond Offshore Drilling, Inc....        282,113        283,750         0.1
                           10,000  Schlumberger Limited..............        574,037        636,875         0.1
                                                                       -------------  -------------       -----
                                                                           1,687,782      1,590,625         0.3
------------------------------------------------------------------------------------------------------------------
PHARMACEUTICALS            30,000  +Amgen Inc........................        961,875      1,824,375         0.4
                          260,000  Bristol-Myers Squibb Company......     14,073,611     18,313,750         3.5
                          165,000  Merck & Co., Inc..................      7,774,670     12,210,000         2.3
                          130,000  Pfizer Inc........................      9,637,042     14,267,500         2.7
                                                                       -------------  -------------       -----
                                                                          32,447,198     46,615,625         8.9
------------------------------------------------------------------------------------------------------------------
PHOTOGRAPHY                 5,000  Eastman Kodak Company.............        323,425        338,750         0.1
------------------------------------------------------------------------------------------------------------------
POLLUTION CONTROL          24,500  Waste Management, Inc.............      1,089,274      1,316,875         0.3
------------------------------------------------------------------------------------------------------------------
PUBLISHING                 35,000  Gannett Co., Inc..................      2,536,450      2,498,125         0.5
------------------------------------------------------------------------------------------------------------------
RESTAURANTS                30,000  McDonald's Corporation............        684,747      1,239,375         0.2
------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Growth Stock Portfolio
Schedule of Investments as of June 30, 1999  (Concluded)
--------------------------------------------------------------------------------

                                                                                          VALUE       PERCENT OF
INDUSTRIES            SHARES HELD                STOCKS                    COST         (NOTE 1A)     NET ASSETS
------------------------------------------------------------------------------------------------------------------
RETAIL SPECIALTY           74,000  +Abercrombie & Fitch Co. (Class
                                    A)...............................  $   2,053,153  $   3,552,000         0.7%
                          175,000  CVS Corporation...................      5,848,102      8,881,250         1.7
                           27,000  The Gap, Inc......................        488,340      1,360,125         0.2
                          109,100  Lowe's Companies, Inc.............      5,032,809      6,184,606         1.2
                          150,000  +Staples, Inc.....................      2,029,070      4,631,250         0.9
                           20,000  +Tommy Hilfiger Corporation.......      1,453,418      1,470,000         0.3
                          325,000  Walgreen Co.......................      6,525,569      9,546,875         1.8
                                                                       -------------  -------------       -----
                                                                          23,430,461     35,626,106         6.8
------------------------------------------------------------------------------------------------------------------
RETAIL STORES              80,000  The TJX Companies, Inc............      2,485,805      2,665,000         0.5
                          160,000  Wal-Mart Stores, Inc..............      3,084,800      7,720,000         1.5
                                                                       -------------  -------------       -----
                                                                           5,570,605     10,385,000         2.0
------------------------------------------------------------------------------------------------------------------
SEMICONDUCTORS             15,000  +Applied Materials, Inc...........        549,063      1,108,125         0.2
------------------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS        247,500  AT&T Corp.........................     11,799,941     13,813,594         2.7
                           45,000  Ameritech Corporation.............      2,574,504      3,307,500         0.6
                           15,000  Cable & Wireless PLC (ADR)*.......        593,888        594,375         0.1
                           86,300  +Equant (NY Registered Shares)....      6,458,841      8,122,987         1.6
                          175,000  GTE Corporation...................     10,081,905     13,256,250         2.5
                          100,000  +MCI WorldCom Inc.................      4,392,316      8,600,000         1.6
                          314,000  Sprint Corp. (FON Group)..........      8,669,763     16,583,125         3.2
                          125,000  +Sprint Corp. (PCS Group).........      3,785,678      7,140,625         1.4
                           30,000  Vodafone Group PLC (ADR)*.........      5,434,003      5,910,000         1.1
                                                                       -------------  -------------       -----
                                                                          53,790,839     77,328,456        14.8
------------------------------------------------------------------------------------------------------------------
TOYS                       35,000  Mattel, Inc.......................      1,276,170        925,313         0.2
------------------------------------------------------------------------------------------------------------------
TRAVEL & LODGING          130,000  Carnival Corporation..............      3,057,700      6,305,000         1.2
------------------------------------------------------------------------------------------------------------------
                                   TOTAL STOCKS                          358,790,056    491,510,569        94.2
------------------------------------------------------------------------------------------------------------------
                         FACE
                        AMOUNT           SHORT-TERM SECURITIES
------------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER**    $ 7,307,000  Associates First Capital Corp.,
                                    4.92% due 7/30/1999..............      7,277,041      7,277,041         1.4
                       17,058,000  General Motors Acceptance Corp.,
                                    5.63% due 7/01/1999..............     17,055,332     17,055,332         3.3
------------------------------------------------------------------------------------------------------------------
                                   TOTAL SHORT-TERM SECURITIES            24,332,373     24,332,373         4.7
------------------------------------------------------------------------------------------------------------------
                                   TOTAL INVESTMENTS.................  $ 383,122,429    515,842,942        98.9
                                                                       -------------
                                                                       -------------
                                   OTHER ASSETS LESS LIABILITIES.....                     5,845,012         1.1
                                                                                      -------------       -----
                                   NET ASSETS........................                 $ 521,687,954       100.0%
                                                                                      -------------       -----
                                                                                      -------------       -----
------------------------------------------------------------------------------------------------------------------

 * American Depositary Receipts (ADR).

** Commercial Paper is traded on a discount basis; the interest rates shown reflect the discount rates paid at the time of purchase by the Portfolio.

 + Non-income producing security.

See Notes to Financial Statements.

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
High Yield Portfolio
Schedule of Investments as of June 30, 1999
--------------------------------------------------------------------------------

                      S&P      MOODY'S     FACE                                                                VALUE
INDUSTRIES            RATINGS  RATINGS    AMOUNT                     ISSUE                        COST       (NOTE 1A)
------------------------------------------------------------------------------------------------------------------------
                                                                CORPORATE BONDS
------------------------------------------------------------------------------------------------------------------------
AIRLINES-0.7%          BB       Ba2     $  750,000  USAir Inc., 10.375% due 3/01/2013.......  $    750,000  $    796,125
------------------------------------------------------------------------------------------------------------------------
AUTOMOTIVE-1.1%        CC       Caa3     1,000,000  Breed Technologies Inc., 9.25% due
                                                     4/15/2008..............................     1,000,000       160,000
                       B        B2       1,000,000  Venture Holdings Trust, 11% due
                                                     6/01/2007(b)...........................     1,000,000     1,010,000
                                                                                              ------------  ------------
                                                                                                 2,000,000     1,170,000
------------------------------------------------------------------------------------------------------------------------
BROADCASTING-RADIO &   B        B1       2,000,000  Chancellor Media Corp., 9% due
TELEVISION-5.7%                                      10/01/2008.............................     1,990,000     2,035,000
                       CCC+     B3       1,000,000  Cumulus Media, Inc., 10.375% due
                                                     7/01/2008..............................     1,000,000     1,060,000
                       B-       B3       1,000,000  Salem Communications Corp., 9.50% due
                                                     10/01/2007.............................     1,020,000     1,050,000
                       B        B2       2,000,000  Sinclair Broadcasting Group Inc., 8.75%
                                                     due 12/15/2007.........................     1,992,160     1,940,000
                                                                                              ------------  ------------
                                                                                                 6,002,160     6,085,000
------------------------------------------------------------------------------------------------------------------------
CABLE-DOMESTIC-6.1%    CCC      Ca       1,173,139  American Telecasting Inc., 30.325%** due
                                                     6/15/2004(e)...........................       614,669     1,231,796
                       B-       B3         500,000  Avalon Cable of Michigan, 9.375% due
                                                     12/01/2008(b)..........................       500,000       508,125
                       BB-      Ba3      2,000,000  Century Communications Corporation,
                                                     9.50% due 3/01/2005....................     1,977,500     2,065,000
                       B        B2       1,500,000  Intermedia Capital Partners LP, 11.25%
                                                     due 8/01/2006..........................     1,493,750     1,668,750
                       B+       B1       1,000,000  Olympus Communications LP/Capital Corp.,
                                                     10.625% due 11/15/2006.................     1,000,000     1,080,000
                                                                                              ------------  ------------
                                                                                                 5,585,919     6,553,671
------------------------------------------------------------------------------------------------------------------------
CABLE-                                              Australis Media Ltd.(e)(h):
INTERNATIONAL-4.1%     D        NR*      2,000,000  1.75%/15.75% due
                                                     5/15/2003(g)...........................     1,366,087        20,000
                       D        NR*         34,214   1.75%/15.75% due 5/15/2003.............        18,823           342
                       BB       Ba3      1,000,000  Cablevision SA, 13.75% due
                                                     5/01/2009(b)...........................     1,000,000       910,000
                       B+       B2       1,000,000  Globo Comunicacoes e Participacoes,
                                                     Ltd., 10.50% due 12/20/2006(b).........     1,003,750       720,000
                       BB       Ba2      1,000,000  Grupo Televisa SA, 11.375% due
                                                     5/15/2003..............................     1,010,000     1,022,500
                       B-       B3       2,000,000  International Cabletel, Inc., Series B,
                                                     10.688%** due 2/01/2006................     1,711,933     1,745,000
                                                                                              ------------  ------------
                                                                                                 6,110,593     4,417,842
------------------------------------------------------------------------------------------------------------------------
CAPITAL GOODS-3.7%     B+       B1       1,000,000  Bucyrus International, 9.75% due
                                                     9/15/2007..............................     1,000,000       910,000
                       B        B2       1,000,000  Columbus McKinnon Corp., 8.50% due
                                                     4/01/2008..............................       997,340       960,000
                       B-       B3       1,500,000  International Wire Group, Inc., 11.75%
                                                     due 6/01/2005..........................     1,486,875     1,556,250
                       CCC-     Ca       1,250,000  Morris Materials Handling, 9.50% due
                                                     4/01/2008..............................     1,235,000       481,250
                                                                                              ------------  ------------
                                                                                                 4,719,215     3,907,500
------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
High Yield Portfolio
Schedule of Investments as of June 30, 1999  (Continued)
--------------------------------------------------------------------------------

                      S&P      MOODY'S     FACE                                                                VALUE
INDUSTRIES            RATINGS  RATINGS    AMOUNT                     ISSUE                        COST       (NOTE 1A)
------------------------------------------------------------------------------------------------------------------------
                                                                CORPORATE BONDS
------------------------------------------------------------------------------------------------------------------------
CHEMICALS-1.2%         BB-      Ba3     $  744,000  ISP Holdings Inc., 9.75% due
                                                     2/15/2002..............................  $    744,000  $    757,020
                       BB       Ba3        500,000  Lyondell Chemical Company, 9.875% due
                                                     5/01/2007(b)...........................       500,000       511,250
                                                                                              ------------  ------------
                                                                                                 1,244,000     1,268,270
------------------------------------------------------------------------------------------------------------------------
COMPUTER               B-       B3       1,000,000  PSINet, Inc., 10% due 2/15/2005.........     1,000,000     1,005,000
SERVICES-0.9%
------------------------------------------------------------------------------------------------------------------------
COMPUTER SERVICES      BB-      Ba3      2,000,000  Amkor Technologies Inc., 9.25% due
ELECTRONICS-1.8%                                     5/01/2006(b)...........................     2,000,000     1,950,000
------------------------------------------------------------------------------------------------------------------------
CONGLOMERATES-1.0%     B+       B1       1,000,000  Sequa Corp., 9.375% due 12/15/2003......     1,030,937     1,015,000
------------------------------------------------------------------------------------------------------------------------
DIVERSIFIED-4.0%       B+       B1       3,000,000  Applied Power Inc., 8.75% due
                                                     4/01/2009..............................     3,000,000     2,910,000
                       B-       B2         500,000  Koppers Industries, Inc., 9.875% due
                                                     12/01/2007.............................       500,000       487,500
                       B+       B3       1,000,000  RBX Corp, 12% due 1/15/2003.............     1,000,000       850,000
                                                                                              ------------  ------------
                                                                                                 4,500,000     4,247,500
------------------------------------------------------------------------------------------------------------------------
ENERGY-5.9%            B-       B3         500,000  Bellwether Exploration, 10.875% due
                                                     4/01/2007..............................       500,000       478,750
                       B        B3         500,000  Chesapeake Energy Corp., 9.125% due
                                                     4/15/2006..............................       498,175       440,000
                       B        B2       2,000,000  Energy Corp. of America, 9.50% due
                                                     5/15/2007..............................     2,000,000     1,830,000
                       B-       B3       1,000,000  Ocean Rig Norway AS, 10.25% due
                                                     6/01/2008..............................       953,750       720,000
                       B+       B1         500,000  Parker Drilling Co., 9.75% due
                                                     11/15/2006.............................       496,075       462,500
                       NR*      B2       1,500,000  Petroleo Brasileiro SA, 10% due
                                                     10/17/2006(b)..........................     1,500,000     1,350,000
                       CCC-     Caa2     1,000,000  Southwest Royalties Inc., 10.50% due
                                                     10/15/2004.............................       987,910       470,000
                       D        C        5,150,000  TransAmerican Energy Corp., Series B,
                                                     13.163%** due 6/15/2002................     4,984,867       598,687
                                                                                              ------------  ------------
                                                                                                11,920,777     6,349,937
------------------------------------------------------------------------------------------------------------------------
ENTERTAINMENT-0.7%     CCC+     B3       1,252,000  AMF Bowling Worldwide Inc., 12.082%**
                                                     due 3/15/2006..........................     1,026,570       776,240
------------------------------------------------------------------------------------------------------------------------
FINANCIAL              NR*      ba1      1,000,000  IBJ Preferred Capital Co.
SERVICES-0.8%                                        LLC, 8.79% due
                                                     12/29/2049(b)(i).......................       996,250       837,500
------------------------------------------------------------------------------------------------------------------------
FOOD & BEVERAGE-1.0%   B+       B1       1,000,000  Chiquita Brands International Inc.,
                                                     9.125% due 3/01/2004...................     1,002,500     1,015,000
------------------------------------------------------------------------------------------------------------------------
GAMING-1.6%            D        Caa1     1,000,000  GB Property Funding Corp., 10.875% due
                                                     1/15/2004(e)...........................       845,000       602,500
                       NR*      NR*        889,394  Jazz Casino Co. LLC, 5.927% due
                                                     11/15/2009(a)..........................       437,228       560,318
                       NR*      NR*         84,000  Jazz Casino Co. LLC, New Contigent Notes
                                                     due 11/15/2009(f)......................             0             0
                       B-       B3         500,000  Venetian Casino/LV Sands, 12.25% due
                                                     11/15/2004.............................       505,625       500,000
                                                                                              ------------  ------------
                                                                                                 1,787,853     1,662,818
------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
High Yield Portfolio
Schedule of Investments as of June 30, 1999  (Continued)
--------------------------------------------------------------------------------

                      S&P      MOODY'S     FACE                                                                VALUE
INDUSTRIES            RATINGS  RATINGS    AMOUNT                     ISSUE                        COST       (NOTE 1A)
------------------------------------------------------------------------------------------------------------------------
                                                                CORPORATE BONDS
------------------------------------------------------------------------------------------------------------------------
HEALTHCARE-3.7%        B+       Ba3     $1,000,000  Beverly Enterprises Inc., 9% due
                                                     2/15/2006..............................  $    933,750  $    990,000
                       BB+      Ba2        750,000  Columbia HCA/Healthcare Corp., 7.15% due
                                                     3/30/2004..............................       720,000       692,903
                       B+       ba3      1,000,000  Fresenius Medical Capital Trust II,
                                                     7.875% due 2/01/2008...................     1,000,000       930,000
                       CC       C        1,000,000  Mariner Post-Acute Network, 9.50% due
                                                     11/01/2007.............................       995,540       190,000
                       NR*      B2       1,000,000  Quest Diagnostic Inc.,
                                                     10.75% due 12/15/2006..................     1,000,000     1,140,000
                                                                                              ------------  ------------
                                                                                                 4,649,290     3,942,903
------------------------------------------------------------------------------------------------------------------------
HOTELS-1.7%            BB       Ba2      2,000,000  HMH Properties, Inc., 7.875% due
                                                     8/01/2008..............................     1,930,000     1,845,000
------------------------------------------------------------------------------------------------------------------------
INDEPENDENT POWER      B+       Ba3      1,000,000  The AES Corporation, 8.375% due
PRODUCERS-2.1%                                       8/15/2007..............................       983,750       940,000
                       BB       Ba2        500,000  Calpine Corporation, 8.75% due
                                                     7/15/2007..............................       513,750       492,500
                       BB       Ba2      1,000,000  Monterrey Power SA de CV, 9.625% due
                                                     11/15/2009(b)..........................       998,160       805,000
                                                                                              ------------  ------------
                                                                                                 2,495,660     2,237,500
------------------------------------------------------------------------------------------------------------------------
INDUSTRIAL-            B        B3       2,000,000  Anthony Crane Rental LP, 10.375% due
SERVICES-3.0%                                        8/01/2008..............................     2,000,000     1,930,000
                       B        B3       1,000,000  Neff Corp., 10.25% due 6/01/2008........       985,160     1,020,000
                       CCC+     Caa1       500,000  Thermadyne Holdings Corp., 12.50%** due
                                                     6/01/2008..............................       310,892       237,500
                                                                                              ------------  ------------
                                                                                                 3,296,052     3,187,500
------------------------------------------------------------------------------------------------------------------------
MACHINERY-0.8%         CCC+     B3       1,000,000  Numatics Inc., 9.625% due 4/01/2008.....     1,000,000       810,000
------------------------------------------------------------------------------------------------------------------------
METALS & MINING-2.3%   CCC+     B3         500,000  Kaiser Aluminum & Chemical Corp., 12.75%
                                                     due 2/01/2003..........................       522,500       505,000
                       B        B2       2,000,000  P & L Coal Holdings Corp., 9.625% due
                                                     5/15/2008..............................     1,971,250     1,985,000
                                                                                              ------------  ------------
                                                                                                 2,493,750     2,490,000
------------------------------------------------------------------------------------------------------------------------
PACKAGING-5.2%         BB-      B1       1,500,000  Ball Corporation, 8.25% due 8/01/2008...     1,500,000     1,477,500
                       B-       B3       1,500,000  Indesco International, 9.75% due
                                                     4/15/2008..............................     1,495,625     1,095,000
                       B        B2       1,000,000  Portola Packaging Inc., 10.75% due
                                                     10/01/2005.............................     1,000,000     1,022,500
                       B        B1       1,000,000  Silgan Holdings, Inc., 9% due
                                                     6/01/2009..............................     1,000,000       990,000
                       B-       B3       1,000,000  Tekni-Plex, Inc., 9.25% due 3/01/2008...     1,000,000       975,000
                                                                                              ------------  ------------
                                                                                                 5,995,625     5,560,000
------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
High Yield Portfolio
Schedule of Investments as of June 30, 1999  (Continued)
--------------------------------------------------------------------------------

                      S&P      MOODY'S     FACE                                                                VALUE
INDUSTRIES            RATINGS  RATINGS    AMOUNT                     ISSUE                        COST       (NOTE 1A)
------------------------------------------------------------------------------------------------------------------------
                                                                CORPORATE BONDS
------------------------------------------------------------------------------------------------------------------------
PAPER & FOREST         B        B3      $1,000,000  Ainsworth Lumber Company, 12.50% due
PRODUCTS-3.2%                                        7/15/2007(a)...........................  $  1,005,000  $  1,117,500
                       B        Caa1     1,000,000  Doman Industries Limited, 8.75% due
                                                     3/15/2004..............................       919,000       630,000
                       CCC+     Caa1     1,000,000  Pindo Deli Financial Mauritius, 10.75%
                                                     due 10/01/2007.........................       996,980       695,000
                       BB+      Ba3      1,000,000  Tembec Industries, Inc., 8.625% due
                                                     6/30/2009..............................       994,750       995,000
                                                                                              ------------  ------------
                                                                                                 3,915,730     3,437,500
------------------------------------------------------------------------------------------------------------------------
PRINTING &             BB-      Ba3      1,000,000  Hollinger International Publishing,
PUBLISHING-1.6%                                      Inc., 9.25% due 2/01/2006..............       956,250     1,020,000
                       BB-      Ba3        750,000  Primedia, Inc., 7.625% due 4/01/2008....       745,688       716,250
                                                                                              ------------  ------------
                                                                                                 1,701,938     1,736,250
------------------------------------------------------------------------------------------------------------------------
PRODUCT                B-       B3       1,000,000  AmeriServe Food Distributors, 10.125%
DISTRIBUTION-0.8%                                    due 7/15/2007..........................     1,000,000       850,000
------------------------------------------------------------------------------------------------------------------------
RETAIL                 NR*      NR*        387,000  Cumberland Farms, Inc., 10.50% due
SPECIALTY-0.4%                                       10/01/2003.............................       378,776       381,195
------------------------------------------------------------------------------------------------------------------------
STEEL-1.8%             BB-      B2       2,000,000  Wheeling Pittsburgh Corp., 9.25% due
                                                     11/15/2007.............................     1,980,000     1,900,000
------------------------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS-0.3%  B      B3         500,000  Metronet Communications, 9.95%** due
                                                     6/15/2008..............................       340,414       367,500
------------------------------------------------------------------------------------------------------------------------
TELEPHONY-COMPETITIVE  NR*      NR*        500,000  Comtel Brasileira Ltd.,
LOCAL EXCHANGE                                       10.75% due 9/26/2004(b)................       500,000       445,000
CARRIERS-2.3%          BBB-     Ba3      1,000,000  Telefonica de Argentina SA, 11.875% due
                                                     11/01/2004.............................       998,750     1,020,000
                       B-       B2       1,000,000  Time Warner Telecom LLC, 9.75% due
                                                     7/15/2008..............................     1,000,000     1,025,000
                                                                                              ------------  ------------
                                                                                                 2,498,750     2,490,000
------------------------------------------------------------------------------------------------------------------------
TEXTILES-0.6%          B-       B3       1,000,000  Anvil Knitwear Inc., Series B, 10.875%
                                                     due 3/15/2007..........................     1,041,250       630,000
------------------------------------------------------------------------------------------------------------------------
TRANSPORTATION-5.1%    BB-      NR*      1,000,000  Autopistas del Sol SA, 10.25% due
                                                     8/01/2009(b)...........................     1,026,250       750,000
                       BB       Ba3      2,000,000  GS Superhighway Holdings, 10.25% due
                                                     8/15/2007..............................     1,973,750     1,020,000
                       B        NR*      1,000,000  MRS Logistica SA, 10.625% due
                                                     8/15/2005(b)...........................       988,750       627,500
                       BB-      B1       1,000,000  Sea Containers Ltd.,
                                                     Series A, 12.50% due
                                                     12/01/2004.............................     1,095,000     1,090,000
                       B-       B2       2,000,000  Transtar Holdings LP, Series B,
                                                     11.376%** due 12/15/2003...............     1,903,457     1,980,000
                                                                                              ------------  ------------
                                                                                                 6,987,207     5,467,500
------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
High Yield Portfolio
Schedule of Investments as of June 30, 1999  (Continued)
--------------------------------------------------------------------------------

                      S&P      MOODY'S     FACE                                                                VALUE
INDUSTRIES            RATINGS  RATINGS    AMOUNT                     ISSUE                        COST       (NOTE 1A)
------------------------------------------------------------------------------------------------------------------------
                                                                CORPORATE BONDS
------------------------------------------------------------------------------------------------------------------------
UTILITIES-4.2%         NR*      NR*     $1,000,000  CIA Saneamento Basico, 10% due
                                                     7/28/2005(b)...........................  $  1,005,000  $    755,000
                       BB       Ba3        500,000  CMS Energy Corp., 7.50% due 1/15/2009...       500,000       465,447
                       B+       B2       1,000,000  Espirito Santo-Escelsa, 10% due
                                                     7/15/2007..............................       998,750       755,000
                       BB       NR*      1,000,000  Inversora de Electrica, 9% due
                                                     9/16/2004(b)...........................     1,000,000       697,500
                       BBB-     Ba3      1,000,000  Metrogas SA, 12% due 8/15/2000..........       983,750     1,022,500
                       BBB-     Baa3       977,735  TransGas de Occidente SA, 9.79% due
                                                     11/01/2010(b)(d).......................       977,735       820,174
                                                                                              ------------  ------------
                                                                                                 5,465,235     4,515,621
------------------------------------------------------------------------------------------------------------------------
WASTE                  B+       B2         250,000  Safety-Kleen Services, 9.25% due
MANAGEMENT-0.2%                                      6/01/2008..............................       250,000       256,250
------------------------------------------------------------------------------------------------------------------------
WIRELESS               B-       B2       1,000,000  Cencall Communications Corporation,
COMMUNICATION-                                       8.803%** due 1/15/2004.................     1,000,000     1,015,000
DOMESTIC-4.9%
                       BBB-     A2       2,000,000  Comcast Cellular Holdings, Series B,
                                                     9.50% due 5/01/2007....................     1,996,740     2,237,500
                       B-       B2       2,000,000  NEXTEL Communications, Inc., 14.085%**
                                                     due 8/15/2004..........................     1,609,268     2,030,000
                                                                                              ------------  ------------
                                                                                                 4,606,008     5,282,500
------------------------------------------------------------------------------------------------------------------------
WIRELESS               B-       Caa1     1,995,000  McCaw International Ltd., 12.469%** due
COMMUNICATION-                                       4/15/2007..............................     1,428,812     1,266,825
INTERNATIONAL-6.2%     B-       Caa1     2,000,000  Millicom International Cellular,
                                                     13.116%** due 6/01/2006................     1,571,669     1,490,000
                       BB-      Ba3      4,000,000  Orange PLC, 8% due 8/01/2008............     3,882,440     3,820,000
                                                                                              ------------  ------------
                                                                                                 6,882,921     6,576,825
------------------------------------------------------------------------------------------------------------------------
                                                    TOTAL INVESTMENTS IN CORPORATE
                                                    BONDS-90.7%                                110,585,380    97,021,447
------------------------------------------------------------------------------------------------------------------------
                                          SHARES
                                           HELD             COMMON STOCKS & WARRANTS
------------------------------------------------------------------------------------------------------------------------
GAMING-0.2%                                 24,357  JCC Holding Company (Class A)(e)........        97,428       188,767
------------------------------------------------------------------------------------------------------------------------
RETAIL                                       3,846  Bradlees, Inc. (Warrants)(c)............     1,024,390        15,384
SPECIALTY-0.0%
------------------------------------------------------------------------------------------------------------------------
SUPERMARKETS-0.0%                              936  Grand Union Co. (Warrants)(c)...........             9         1,638
------------------------------------------------------------------------------------------------------------------------
WIRELESS COMMUNICATION-DOMESTIC              3,098  NEXTEL Communications, Inc. (Class
PAGING & CELLULAR-0.1%                               A)(e)..................................        49,991       155,481
------------------------------------------------------------------------------------------------------------------------
                                                    TOTAL INVESTMENTS IN COMMON
                                                    STOCKS & WARRANTS-0.3%                       1,171,818       361,270
------------------------------------------------------------------------------------------------------------------------

                                                                  PREFERRED STOCKS
--------------------------------------------------------------------------------------------------------------------------
CABLE-DOMESTIC-1.4%                           13,889  CSC Holdings Inc. (Series A)(a)(e)......     1,204,293     1,513,901
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
High Yield Portfolio
Schedule of Investments as of June 30, 1999  (Concluded)
--------------------------------------------------------------------------------

                                                                                                                 VALUE
INDUSTRIES                              SHARES HELD                    ISSUE                        COST       (NOTE 1A)
--------------------------------------------------------------------------------------------------------------------------
                                                                  PREFERRED STOCKS
--------------------------------------------------------------------------------------------------------------------------
ENERGY-0.7%                                    1,181  +Clark USA Inc.(e)......................  $  1,158,680  $    797,175
                                                      +TCR Holdings (Convertible):
                                               8,273    (Class B).............................           496           496
                                               4,550    (Class C).............................           255           255
                                              11,996    (Class D).............................           636           636
                                              24,819    (Class E).............................         1,564         1,564
                                                                                                ------------  ------------
                                                                                                   1,161,631       800,126
--------------------------------------------------------------------------------------------------------------------------
FINANCIAL SERVICES--1.0%                      40,000  California Federal Bank (Series A)......     1,010,000     1,045,000
--------------------------------------------------------------------------------------------------------------------------
PRINTING & PUBLISHING-0.7%                     7,500  Primedia, Inc.(e).......................       745,500       713,437
--------------------------------------------------------------------------------------------------------------------------
WIRELESS COMMUNICATION-DOMESTIC PAGING         1,244  NEXTEL Communications, Inc. (Series
& CELLULAR-1.3%                                        D)(a)(e)...............................     1,262,465     1,355,960
--------------------------------------------------------------------------------------------------------------------------
                                                      TOTAL INVESTMENTS IN PREFERRED
                                                      STOCKS-5.1%                                  5,383,889     5,428,424
--------------------------------------------------------------------------------------------------------------------------
                                            FACE
                                           AMOUNT              SHORT-TERM SECURITIES
--------------------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER***-2.2%                $  2,413,000  General Motors Acceptance Corp., 5.63%
                                                       due 7/01/1999..........................     2,412,623     2,412,623
--------------------------------------------------------------------------------------------------------------------------
                                                      TOTAL INVESTMENTS IN SHORT-TERM
                                                      SECURITIES-2.2%                              2,412,623     2,412,623
--------------------------------------------------------------------------------------------------------------------------
                                                      TOTAL INVESTMENTS-98.3%.................  $119,553,710   105,223,764
                                                                                                ------------
                                                                                                ------------
                                                      OTHER ASSETS LESS LIABILITIES-1.7%......                   1,782,062
                                                                                                              ------------
                                                      NET ASSETS-100.0%.......................                $107,005,826
                                                                                                              ------------
                                                                                                              ------------
--------------------------------------------------------------------------------------------------------------------------

  * Not Rated.
 ** Represents a zero coupon or step bond; the interest rate shown reflects the effective yield at the time of purchase by the Fund.
*** Commercial Paper is traded on a discount basis; the interest rate shown reflects the discount rate paid at the time of purchase by the Portfolio.
  + Restricted securities as to resale.

---------------------------------------------------------------------------------------------------------------
                                                                                                       VALUE
ISSUE                                                                ACQUISITION DATE       COST     (NOTE 1A)
---------------------------------------------------------------------------------------------------------------
                                                                         9/26/1997 -
Clark USA Inc....................................................        3/17/1999       $1,158,680  $  797,175
TCR Holdings (Class B) (Convertible).............................       12/10/1998              496         496
TCR Holdings (Class C) (Convertible).............................       12/10/1998              255         255
TCR Holdings (Class D) (Convertible).............................       12/10/1998              636         636
TCR Holdings (Class E) (Convertible).............................       12/10/1998            1,564       1,564
---------------------------------------------------------------------------------------------------------------
TOTAL                                                                                    $1,161,631  $  800,126
                                                                                         ----------  ----------
                                                                                         ----------  ----------
---------------------------------------------------------------------------------------------------------------

 (a) Represents a pay-in-kind security which may pay interest/dividends in additional face amount/shares.
 (b) The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.
 (c) Warrants entitle the Portfolio to purchase a predetermined number of shares of Common Stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.
 (d) Subject to principal paydowns.
 (e) Non-income producing security.
 (f) Represents an obligation by Jazz Casino Co. LLC to pay a semi-annual amount to the Fund through 11/15/2009. The payments are based upon varying interest rates and the amounts, which may be paid-in-kind, are contigent upon the earnings before income taxes, depreciation and amortization of Jazz Casino Co. LLC on a fiscal year basis.
 (g) Each $1,000 face amount contains one warrant of Australis Media Ltd.
 (h) Represents a step bond. Coupon payments are paid-in-kind, in which the Portfolio receives additional face amount at an annual rate of 1.75% until May 15, 2000. Subsequently, the Portfolio will receive cash coupon payments at a annual rate of 15.75% until maturity.
 (i) The security is a perpetual bond and has no definite maturity date.

See Notes to Financial Statements.

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Intermediate Government Bond Portfolio
Schedule of Investments as of June 30, 1999
--------------------------------------------------------------------------------

                             FACE                                                                            VALUE
                           AMOUNT                          ISSUE                              COST         (NOTE 1A)
----------------------------------------------------------------------------------------------------------------------

                                            US GOVERNMENT & AGENCY OBLIGATIONS
----------------------------------------------------------------------------------------------------------------------
FEDERAL FARM CREDIT   $ 9,000,000  Federal Farm Credit Bank, 5.25% due 5/01/2002........  $   8,910,000  $   8,879,040
BANK-3.8%
----------------------------------------------------------------------------------------------------------------------
                                   TOTAL FEDERAL FARM CREDIT BANK                             8,910,000      8,879,040
----------------------------------------------------------------------------------------------------------------------
FEDERAL HOME LOAN       5,000,000  Federal Home Loan Bank, 4.60% due 7/01/1999..........      4,999,361      4,999,361
BANK-2.2%
----------------------------------------------------------------------------------------------------------------------
                                   TOTAL FEDERAL HOME LOAN BANK                               4,999,361      4,999,361
----------------------------------------------------------------------------------------------------------------------
FEDERAL HOME LOAN       3,000,000  Federal Home Loan Mortgage Corporation,
MORTGAGE                            6.56% due 3/25/2016.................................      2,999,250      3,015,000
CORPORATION-1.3%
----------------------------------------------------------------------------------------------------------------------
                                   TOTAL FEDERAL HOME LOAN MORTGAGE CORPORATION               2,999,250      3,015,000
----------------------------------------------------------------------------------------------------------------------
FEDERAL NATIONAL
MORTGAGE                3,000,000  Federal National Mortgage Association:
ASSOCIATION-10.0%                      5.43% due 3/29/2001..............................      2,997,187      2,980,320
                        7,000,000      5.91% due 3/19/2004..............................      7,012,810      6,862,170
                        6,000,000      7.40% due 7/01/2004..............................      6,248,520      6,301,860
                        3,000,000      6.28% due 3/04/2009..............................      2,954,040      2,859,360
                        4,000,000      6.96% due 9/05/2012..............................      4,084,000      4,005,000
----------------------------------------------------------------------------------------------------------------------
                                   TOTAL FEDERAL NATIONAL MORTGAGE ASSOCIATION               23,296,557     23,008,710
----------------------------------------------------------------------------------------------------------------------
MORTGAGE-BACKED                    Federal Home Loan Mortgage Corporation Participation
SECURITIES(a)-41.7%                 Certificates-Gold Program:
                           58,899      6% due 12/01/2012................................         58,329         56,948
                           92,267      6% due 6/01/2013.................................         91,373         89,210
                        1,016,441      6% due 7/01/2013.................................      1,006,594        982,766
                          428,268      6% due 12/01/2013................................        424,120        414,080
                          453,371      6.50% due 4/01/2014..............................        454,221        447,137
                        1,068,853      6.50% due 5/01/2014..............................      1,070,857      1,054,156
                        7,478,674      6.50% due 6/01/2014..............................      7,492,696      7,375,843
                        9,000,000      7% due 1/01/2020.................................      8,915,625      8,904,330
                        6,000,000      7% due 1/15/2024.................................      6,056,250      6,028,080
                       21,000,000      6.50% due 10/01/2028.............................     20,324,062     20,186,250
                                   Federal National Mortgage Association:
                          130,605      9% due 1/01/2002.................................        126,034        133,961
                          671,507      7% due 9/01/2010.................................        684,098        674,126
                          574,852      7% due 6/01/2012.................................        585,631        576,824
                        3,210,163      7% due 8/01/2012.................................      3,270,353      3,221,174
                          390,377      6% due 7/01/2013.................................        389,645        377,077
                          445,445      6% due 10/01/2013................................        444,610        430,269
                        1,081,585      6% due 11/01/2013................................      1,079,557      1,044,736
                          106,507      6% due 12/01/2013................................        106,307        102,878
                          402,495      6% due 1/01/2014.................................        401,740        388,782
                        1,468,847      7.50% due 10/01/2027.............................      1,503,273      1,483,535
                          714,570      7.50% due 11/01/2027.............................        731,318        721,715
                          882,991      7.50% due 12/01/2027.............................        903,686        891,821
                        3,714,803      7.50% due 4/01/2028..............................      3,801,869      3,751,951
                        2,855,382      7.50% due 6/01/2028..............................      2,922,306      2,883,936
                           72,419      7.50% due 7/01/2028..............................         74,116         73,143
                          388,414      7.50% due 9/01/2028..............................        397,517        392,298
                        1,140,097      7.50% due 11/01/2028.............................      1,166,819      1,151,498
                        1,517,857      7% due 3/01/2029.................................      1,528,055      1,500,295
                        1,762,778      7.50% due 3/01/2029..............................      1,804,092      1,780,406
                        1,389,340      7% due 5/01/2029.................................      1,398,675      1,373,265
                        5,093,601      7% due 6/01/2029.................................      5,127,823      5,034,667
                        5,500,000  Federal National Mortgage Association Mortgage
                                    Backed Securities-REMICs-Multi-Family, 6.50% due
                                    10/25/2003..........................................      5,594,531      5,530,085
                                   Government National Mortgage Association:
                          289,599      7% due 2/15/2000.................................        291,907        289,370
                           86,881      7% due 1/15/2007.................................         88,538         85,714
                          715,880      7% due 2/15/2027.................................        729,527        706,259
----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Intermediate Government Bond Portfolio
Schedule of Investments as of June 30, 1999  (Concluded)
--------------------------------------------------------------------------------

                             FACE                                                                            VALUE
                           AMOUNT                          ISSUE                              COST         (NOTE 1A)
----------------------------------------------------------------------------------------------------------------------
                                      US GOVERNMENT & AGENCY OBLIGATIONS (CONCLUDED)
----------------------------------------------------------------------------------------------------------------------
MORTGAGE-BACKED                    Government National Mortgage Association (concluded):
SECURITIES            $    80,331      7% due 5/15/2027.................................  $      81,862  $      79,251
(CONCLUDED)             1,335,220      7% due 11/15/2027................................      1,360,673      1,317,275
                          352,241      7% due 11/15/2028................................        355,047        347,507
                          833,181      7% due 12/15/2028................................        839,821        821,983
                        2,042,284      7% due 1/15/2029.................................      2,058,559      2,014,836
                        2,074,160      7% due 2/15/2029.................................      2,090,689      2,046,284
                        1,878,657      7% due 3/15/2029.................................      1,893,627      1,853,408
                        1,839,089      7% due 4/15/2029.................................      1,853,744      1,814,371
                        5,212,216      7% due 5/15/2029.................................      5,253,752      5,142,164
                          479,551      7% due 6/15/2029.................................        483,372        473,106
----------------------------------------------------------------------------------------------------------------------
                                   TOTAL MORTGAGE-BACKED SECURITIES                          97,317,300     96,048,770
----------------------------------------------------------------------------------------------------------------------
PRIVATE EXPORT          7,000,000  Private Export Funding Co., 8.35% due 1/31/2001......      7,083,590      7,270,130
FUNDING                 7,000,000  Tennessee Valley Authority, 6.75% due 11/01/2025           7,237,370      6,971,650
CORPORATION-6.2%
----------------------------------------------------------------------------------------------------------------------
                                   TOTAL PRIVATE EXPORT FUNDING CORPORATION                  14,320,960     14,241,780
----------------------------------------------------------------------------------------------------------------------
STUDENT LOAN                       Student Loan Marketing Association:
MARKETING              17,000,000      4.68% due 7/01/1999..............................     16,997,790     16,997,790
ASSOCIATION-8.7%        3,000,000      4.68% due 7/02/1999..............................      2,999,220      2,999,220
----------------------------------------------------------------------------------------------------------------------
                                   TOTAL STUDENT LOAN MARKETING ASSOCIATION                  19,997,010     19,997,010
----------------------------------------------------------------------------------------------------------------------
US TREASURY                        US Treasury Bonds:
BONDS &                 8,000,000      12% due 5/15/2005................................     11,386,250     10,372,480
NOTES-34.2%             1,000,000      10.75% due 8/15/2005.............................      1,457,812      1,243,120
                        4,000,000      8.75% due 5/15/2020..............................      5,207,500      5,140,000
                       13,000,000      6.625% due 2/15/2027.............................     13,889,687     13,729,170
                                   US Treasury Notes:
                       20,000,000      6.375% due 3/31/2001.............................     20,378,125     20,287,400
                        6,000,000      6.625% due 4/30/2002.............................      6,209,062      6,159,360
                       10,000,000      6.375% due 8/15/2002.............................     10,136,719     10,201,600
                        2,000,000      6.25% due 8/31/2002..............................      2,100,781      2,033,440
                        1,500,000      5.875% due 9/30/2002.............................      1,517,344      1,509,375
                        9,000,000      4.75% due 11/15/2008.............................      8,621,719      8,264,520
----------------------------------------------------------------------------------------------------------------------
                                   TOTAL US TREASURY BONDS & NOTES                           80,904,999     78,940,465
----------------------------------------------------------------------------------------------------------------------
                                   TOTAL US GOVERNMENT & AGENCY OBLIGATIONS-108.1%          252,745,437    249,130,136
----------------------------------------------------------------------------------------------------------------------
                                                SHORT-TERM SECURITIES
----------------------------------------------------------------------------------------------------------------------
REPURCHASE              8,552,000  Warburg Dillon Read LLC, purchased on 6/30/1999 to
AGREEMENTS*-3.7%                    yield 4.80% to 7/01/1999............................      8,552,000      8,552,000
----------------------------------------------------------------------------------------------------------------------
                                   TOTAL SHORT-TERM SECURITIES-3.7%                           8,552,000      8,552,000
----------------------------------------------------------------------------------------------------------------------
                                   TOTAL INVESTMENTS-111.8%.............................  $ 261,297,437    257,682,136
                                                                                          -------------
                                                                                          -------------
                                   LIABILITIES IN EXCESS OF OTHER ASSETS-(11.8%)........                   (27,246,174)
                                                                                                         -------------
                                   NET ASSETS-100.0%....................................                 $ 230,435,962
                                                                                                         -------------
                                                                                                         -------------
----------------------------------------------------------------------------------------------------------------------

(a) Mortgage-Backed Obligations are subject to principal paydowns as a result of prepayments or refinancing of the underlying mortgage instrument. As a result, the average life may be substantially less than the original maturity.

 * Repurchase Agreements are fully collateralized by US Government & Agency Obligations.

See Notes to Financial Statements.

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Long Term Corporate Bond Portfolio
Schedule of Investments as of June 30, 1999
--------------------------------------------------------------------------------

                                      MOODY'S            FACE                                                        VALUE
INDUSTRIES               S&P RATINGS  RATINGS          AMOUNT                ISSUE                    COST         (NOTE 1A)
------------------------------------------------------------------------------------------------------------------------------
                                                                   US GOVERNMENT OBLIGATIONS
------------------------------------------------------------------------------------------------------------------------------
US TREASURY NOTES-2.0%          AAA          Aaa   $2,500,000  US Treasury Notes, 6.625% due
                                                                3/31/2002.......................  $   2,589,453  $   2,562,100
------------------------------------------------------------------------------------------------------------------------------
                                                               TOTAL US GOVERNMENT
                                                               OBLIGATIONS-2.0%                       2,589,453      2,562,100
------------------------------------------------------------------------------------------------------------------------------

                                                                    CORPORATE BONDS & NOTES
------------------------------------------------------------------------------------------------------------------------------
ASSET-BACKED
COMMERCIAL                      NR*         Baa2    3,500,000  ++Bistro Trust 1998-1000, 6.58%
MORTGAGE-BACKED                                                 due 3/26/2001...................      3,499,860      3,405,570
SECURITIES**-4.2%               AAA          Aaa    1,000,000  Federal Home Loan Mortgage
                                                                Corporation, Series 2063, Class
                                                                PN, 6% due 10/15/2018...........      1,015,859        995,000
                                AAA          Aaa    1,000,000  The Money Store Home Equity
                                                                Trust, Series 1998-B, 6.225% due
                                                                9/15/2023.......................        999,851        992,150
                                                                                                  -------------  -------------
                                                                                                      5,515,570      5,392,720
------------------------------------------------------------------------------------------------------------------------------
BANKING-14.7%                     A          Aa3    1,000,000  Bank of America Corp., 9.125% due
                                                                10/15/2001......................      1,090,890      1,060,960
                                  A           A2    1,000,000  Bank of New York Co., Inc.,
                                                                7.625% due 7/15/2002............      1,076,500      1,034,050
                                  A           A1      726,000  Chase Manahattan Corporation,
                                                                7.25% due 6/01/2007.............        785,510        741,558
                                  A           A1    2,000,000  First Interstate/Wells Fargo
                                                                Company, 9.90% due 11/15/2001...      2,270,480      2,155,880
                                 A-           A2    1,000,000  First Union Corporation, 6.30%
                                                                due 4/15/2028***................        996,220        951,266
                               BBB+           A3    1,000,000  Great Western Bank, 9.875% due
                                                                6/15/2001.......................      1,108,450      1,064,640
                                 A-           A3    1,000,000  HSBC Americas Inc., 7% due
                                                                11/01/2006......................        991,600        983,210
                                BBB           a1    2,000,000  KeyCorp Capital I, 6.089% due
                                                                7/01/2028***....................      1,979,880      1,951,800
                                 A-           a2    1,000,000  Mellon Capital II, Series B,
                                                                7.995% due 1/15/2027............        953,470      1,006,600
                                  A           A3    2,000,000  Mellon Financial Co., 6.875% due
                                                                3/01/2003.......................      1,822,480      2,015,680
                                                               Merita Bank Ltd.:
                                 A-           A2    1,500,000      6.50% due 1/15/2006..........      1,454,700      1,446,450
                                 A-           A2    1,750,000      6.50% due 4/01/2009..........      1,749,283      1,658,020
                                                               NationsBank NA:
                                  A          Aa3    1,000,000      6.50% due 8/15/2003..........      1,036,730      1,001,520
                                  A          Aa3    1,500,000      7.75% due 8/15/2004..........      1,616,655      1,576,620
                                                                                                  -------------  -------------
                                                                                                     18,932,848     18,648,254
------------------------------------------------------------------------------------------------------------------------------
FINANCIAL                                                      Ford Motor Credit Company:
SERVICES-                         A           A1      500,000      5.147% due 8/27/2006***......        499,653        498,965
CAPTIVE-6.7%                      A           A1    3,500,000      7.20% due 6/15/2007..........      3,854,515      3,547,670
                                                               General Motors Acceptance Corp.:
                                  A           A2    1,000,000      8.50% due 1/01/2003..........      1,089,880      1,061,200
                                  A           A2    1,000,000      7.125% due 5/01/2003.........        994,890      1,018,880
                                  A           A2    1,000,000      8.25% due 3/01/2005..........      1,121,330      1,061,810
                                  A           A2    1,250,000      7.70% due 4/15/2016..........      1,363,937      1,288,063
                                                                                                  -------------  -------------
                                                                                                      8,924,205      8,476,588
------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Long Term Corporate Bond Portfolio
Schedule of Investments as of June 30, 1999  (Continued)
--------------------------------------------------------------------------------

                                      MOODY'S            FACE                                                        VALUE
INDUSTRIES               S&P RATINGS  RATINGS          AMOUNT                ISSUE                    COST         (NOTE 1A)
------------------------------------------------------------------------------------------------------------------------------
                                                                    CORPORATE BONDS & NOTES
------------------------------------------------------------------------------------------------------------------------------
FINANCIAL SERVICES-                                            Associates Corporation of North
CONSUMER-6.7%                                                   America:
                                AA-          Aa3   $1,000,000      7.40% due 5/15/2006..........  $   1,089,690  $   1,022,690
                                AA-          Aa3    1,000,000      6.95% due 11/01/2018.........        994,120        963,500
                                 A-          aa3    1,000,000  CIT Capital Trust I, 7.70% due
                                                                2/15/2027.......................        995,440        941,897
                                 A+          Aa3    2,000,000  CIT Group Inc., 6.625% due
                                                                6/15/2005.......................      2,006,780      1,959,160
                                 A-         Baa1    2,000,000  Finova Capital Corp., 6.25% due
                                                                11/01/2002......................      1,992,340      1,981,220
                                                               Household Finance Corp.:
                                  A           A2      625,000      7.625% due 1/15/2003.........        664,150        646,181
                                  A           A2    1,000,000      6% due 5/01/2004.............        999,780        968,903
                                                                                                  -------------  -------------
                                                                                                      8,742,300      8,483,551
------------------------------------------------------------------------------------------------------------------------------
FINANCIAL SERVICES-              A+           A1    1,000,000  Allstate Corp., 6.75% due
                                                                5/15/2018.......................        999,710        943,120
OTHER-12.1%                       A           A2      500,000  Bear Stearns Companies, Inc.,
                                                                6.50% due 7/05/2000.............        499,090        501,125
                                  A          aa3    2,000,000  Citigroup Capital II, 7.75% due
                                                                12/01/2036......................      2,003,400      2,005,868
                                 A-           A3    1,000,000  Donaldson, Lufkin & Jenrette
                                                                Inc., 6.875% due 11/01/2005.....        999,050        986,340
                                  A           A2    1,000,000  ++Equitable Life Assurance
                                                                Society of the US, 7.70% due
                                                                12/01/2015......................        993,160      1,033,425
                                AAA          Aaa    1,260,000  ++Florida Windstorm Under, 7.125%
                                                                due 2/25/2019...................      1,253,083      1,208,842
                                AAA          Aaa      500,000  General Electric Capital Corp.,
                                                                8.125% due 5/15/2012............        531,640        560,435
                               BBB-         Baa3    1,000,000  Hospitality Properties Trust, 7%
                                                                due 3/01/2008...................        998,200        896,280
                                                               Lehman Brothers Holdings Inc.:
                                  A         Baa1    1,000,000      6.50% due 10/01/2002.........        999,050        986,660
                                  A         Baa1      500,000      7.625% due 6/01/2006.........        527,555        513,745
                                 AA          Aa2    1,350,000  MBIA, Inc., 7.15% due
                                                                7/15/2027.......................      1,346,693      1,289,790
                                 A+          Aa3    1,500,000  Morgan Stanley, Dean Witter,
                                                                Discover & Co., 5.625% due
                                                                1/20/2004.......................      1,496,895      1,445,760
                                  A          Aa3    2,000,000  Salomon Smith Barney Holdings,
                                                                Inc., 7.20% due 2/01/2004.......      2,095,600      2,048,120
                                BBB         Baa2    1,000,000  Spieker Properties LP, 7.35% due
                                                                12/01/2017......................        999,950        923,088
                                                                                                  -------------  -------------
                                                                                                     15,743,076     15,342,598
------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Long Term Corporate Bond Portfolio
Schedule of Investments as of June 30, 1999  (Continued)
--------------------------------------------------------------------------------

                                      MOODY'S            FACE                                                        VALUE
INDUSTRIES               S&P RATINGS  RATINGS          AMOUNT                ISSUE                    COST         (NOTE 1A)
------------------------------------------------------------------------------------------------------------------------------
                                                                    CORPORATE BONDS & NOTES
------------------------------------------------------------------------------------------------------------------------------
INDUSTRIAL-                      A+           A1   $1,560,000  Anheuser-Busch Companies Inc.,
CONSUMER-8.2%                                                   6.50% due 1/01/2028.............  $   1,564,696  $   1,410,973
                                  A           A2      853,508  ++Disney Custom Repackaged Asset
                                                                Vehicle-403, 6.85% due
                                                                1/10/2007**.....................        852,919        851,118
                                 A+           A1      500,000  Hershey Foods Co., 8.80% due
                                                                2/15/2021.......................        670,105        578,565
                                AAA          Aaa    2,000,000  Johnson & Johnson, 8.72% due
                                                                11/01/2024......................      2,019,140      2,261,060
                                 AA          Aa2      410,000  McDonald's Corporation, 6.375%
                                                                due 1/08/2028...................        423,592        370,611
                                  A           A2    1,000,000  Nordstrom, Inc., 6.95% due
                                                                3/15/2028.......................      1,012,960        939,380
                                  A           A1      750,000  Pepsico, Inc., 5.75% due
                                                                1/02/2003.......................        746,205        731,937
                                                               Phillip Morris Companies, Inc.:
                                  A           A2      500,000      7.25% due 1/15/2003..........        503,440        509,505
                                  A           A2    1,690,000      7.50% due 4/01/2004..........      1,779,164      1,739,348
                                BBB         Baa2    1,000,000  Time Warner Entertainment Co.,
                                                                8.375% due 3/15/2023............      1,070,290      1,083,170
                                                                                                  -------------  -------------
                                                                                                     10,642,511     10,475,667
------------------------------------------------------------------------------------------------------------------------------
INDUSTRIAL-                      A-           A3      850,000  Burlington Resources, 7.375% due
ENERGY-3.3%                                                     3/01/2029.......................        847,773        823,151
                                AA-          Aa3      500,000  Dresser Industries, Inc., 7.60%
                                                                due 8/15/2096...................        498,545        504,310
                                 A-           A3    1,000,000  Murphy Oil Corporation, 7.05% due
                                                                5/01/2029.......................        996,790        942,410
                                 A+           A1    1,000,000  Texaco Capital Inc., 5.50% due
                                                                1/15/2009.......................        991,330        917,046
                               BBB+         Baa1    1,000,000  Vastar Resources Inc., 6.50% due
                                                                4/01/2009.......................      1,024,720        968,590
                                                                                                  -------------  -------------
                                                                                                      4,359,158      4,155,507
------------------------------------------------------------------------------------------------------------------------------
INDUSTRIAL-                    BBB+           A3      500,000  Applied Materials Inc., 6.75% due
OTHER-8.1%                                                      10/15/2007......................        499,675        482,570
                                 A-         Baa1    1,000,000  The B.F. Goodrich Company, 7% due
                                                                4/15/2038.......................        994,110        892,740
                                 A+           A1    1,000,000  Chrysler Corp., 7.45% due
                                                                3/01/2027.......................        995,140      1,006,230
                                 A+           A1    1,000,000  ++Electronic Data Systems Corp.,
                                                                6.85% due 5/15/2000.............        999,210      1,005,761
                                                               First Data Corporation:
                                  A           A2    1,000,000      6.75% due 7/15/2005..........      1,035,820        992,800
                                  A           A2    1,000,000      6.375% due 12/15/2007........        997,430        972,750
                               BBB-         Baa2    1,000,000  ++Jones Apparel Group, 7.875% due
                                                                6/15/2006.......................        996,560      1,003,113
                                 A+           A1    1,000,000  Motorola Inc., 6.50% due
                                                                11/15/2028......................        894,820        889,030
                                 A-           A3    1,000,000  ++Rohm & Haas Company, 6.95% due
                                                                7/15/2004.......................        998,130        998,130
                                AA-           A2    1,000,000  TCI Communications Inc., 8.75%
                                                                due 8/01/2015...................      1,173,060      1,132,930
                                 A-         Baa1    1,000,000  Tyco International Group SA, 7%
                                                                due 6/15/2028...................        992,790        928,570
                                                                                                  -------------  -------------
                                                                                                     10,576,745     10,304,624
------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Long Term Corporate Bond Portfolio
Schedule of Investments as of June 30, 1999  (Continued)
--------------------------------------------------------------------------------

                                      MOODY'S            FACE                                                        VALUE
INDUSTRIES               S&P RATINGS  RATINGS          AMOUNT                ISSUE                    COST         (NOTE 1A)
------------------------------------------------------------------------------------------------------------------------------
                                                                    CORPORATE BONDS & NOTES
------------------------------------------------------------------------------------------------------------------------------
INDUSTRIAL-                     BBB         Baa3   $1,000,000  Comcast Cable Communications,
SERVICES-6.2%                                                   8.875% due 5/01/2017............  $   1,115,030  $   1,115,030
                                  A           A2    2,000,000  Computer Sciences Corp., 6.25%
                                                                due 3/15/2009...................      1,989,680      1,900,156
                                 A-           A3      500,000  Dayton Hudson Corp., 6.40% due
                                                                2/15/2003.......................        516,005        497,675
                                 AA          Aa3    1,000,000  Eli Lilly and Company, 8.375% due
                                                                12/01/2006......................      1,196,230      1,109,950
                                 A-           A3    1,000,000  Hertz Corporation, 6.50% due
                                                                5/15/2006.......................        998,290        970,390
                                  A           A1    1,000,000  May Department Stores Co., 6.70%
                                                                due 9/15/2028...................      1,051,920        930,630
                                 A-           A2    1,500,000  Sears Roebuck Acceptance Corp.,
                                                                6.25% due 5/01/2009.............      1,428,090      1,406,160
                                                                                                  -------------  -------------
                                                                                                      8,295,245      7,929,991
------------------------------------------------------------------------------------------------------------------------------
SOVEREIGNS+-5.0%               BBB+           A3      500,000  People's Republic of China, 7.30%
                                                                due 12/15/2008 (1)..............        499,300        486,370
                                AA-          Aa3    1,000,000  Province of Manitoba, 5.50% due
                                                                10/01/2008 (1)..................        993,620        914,480
                                                               Province of Ontario (1):
                                AA-          Aa3    1,200,000      7.625% due 6/22/2004.........      1,299,768      1,264,860
                                AA-          Aa3    1,300,000      5.50% due 10/01/2008.........      1,292,304      1,196,312
                                                               Province of Quebec (1):
                                 A+           A2    1,000,000      8.80% due 4/15/2003..........      1,129,480      1,075,660
                                 A+           A2    1,500,000      7.125% due 2/09/2024.........      1,650,765      1,460,385
                                                                                                  -------------  -------------
                                                                                                      6,865,237      6,398,067
------------------------------------------------------------------------------------------------------------------------------
TRANSPORT                                                      Southwest Airlines Co.:
SERVICES-2.4%                    A-           A3    2,000,000      9.40% due 7/01/2001..........      2,407,120      2,108,980
                                 A-           A3    1,000,000      7.375% due 3/01/2027.........      1,119,060        976,370
                                                                                                  -------------  -------------
                                                                                                      3,526,180      3,085,350
------------------------------------------------------------------------------------------------------------------------------
UTILITIES-                       A-           A2    1,000,000  ALLTEL Corporation, 6.75% due
COMMUNICATION-6.3%                                              9/15/2005.......................        984,600      1,005,060
                                AA+          Aa3    1,000,000  Ameritech Capital Funding, 6.45%
                                                                due 1/15/2018...................      1,050,100        930,800
                                AA-           A2    2,000,000  GTE California, Inc., Series C,
                                                                8.07% due 4/15/2024.............      2,137,460      2,039,880
                                  A         Baa1    2,000,000  GTE Corp., 9.375% due
                                                                12/01/2000......................      2,189,690      2,090,320
                                                               Southwestern Bell
                                                                Telecommunications Corp.:
                                 AA          Aa3    1,000,000      6.125% due 3/01/2000.........        978,880      1,002,550
                                 AA          Aa3    1,000,000      6.375% due 11/15/2007........      1,004,760        978,090
                                                                                                  -------------  -------------
                                                                                                      8,345,490      8,046,700
------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Long Term Corporate Bond Portfolio
Schedule of Investments as of June 30, 1999  (Concluded)
--------------------------------------------------------------------------------

                                      MOODY'S            FACE                                                        VALUE
INDUSTRIES               S&P RATINGS  RATINGS          AMOUNT                ISSUE                    COST         (NOTE 1A)
------------------------------------------------------------------------------------------------------------------------------
                                                                    CORPORATE BONDS & NOTES
------------------------------------------------------------------------------------------------------------------------------
UTILITIES-                        A           A3   $  500,000  Central Power & Light Co., 6.625%
ELECTRIC-5.7%                                                   due 7/01/2005...................  $     522,905  $     495,020
                                AAA          Aaa      750,000  Cleveland Electric/Toledo Edison,
                                                                Series B, 7.13% due 7/01/2007...        786,817        749,685
                                 A+           A1      785,000  Consolidated Edison, Inc., Series
                                                                1998-A, 6.25% due 2/01/2008.....        785,000        759,456
                                  A           A1    1,000,000  Mississippi Power, Series B,
                                                                6.05% due 5/01/2003.............      1,022,480        987,330
                                                               PG&E Corp.:
                                AA-           A1    1,500,000      Series 1993-C,
                                                                   6.25% due 8/01/2003..........      1,527,975      1,480,170
                                AA-           A1    1,500,000      Series 1993-D,
                                                                   7.25% due 8/01/2026..........      1,550,820      1,418,010
                                 A-           A3    1,000,000  Pennsylvania Power & Light Co.,
                                                                6.125% due 5/01/2006***.........        999,400      1,000,620
                                AAA          Aaa      300,000  Texas Utilities Electric Company,
                                                                Series B, 6.375% due
                                                                10/01/2004......................        301,545        298,156
                                                                                                  -------------  -------------
                                                                                                      7,496,942      7,188,447
------------------------------------------------------------------------------------------------------------------------------
YANKEE CORPORATES-3.8%          AAA          Aaa    1,000,000  Banco Santander-Chile, 6.50% due
                                                                11/01/2005......................        995,290        963,636
                                 A-           A3    1,000,000  ++Israel Electric Corp. Ltd.,
                                                                7.75% due 3/01/2009.............        998,970        988,910
                                  A          Aa3    1,000,000  Midland Bank PLC, 7.65% due
                                                                5/01/2025.......................      1,095,840        979,290
                                 A+          Aa3    1,000,000  Sony Corporation, 6.125% due
                                                                3/04/2003.......................        997,880        993,220
                                  A           A2    1,000,000  WMC Finance (USA) Ltd., 6.75% due
                                                                12/01/2006......................      1,014,800        972,430
                                                                                                  -------------  -------------
                                                                                                      5,102,780      4,897,486
------------------------------------------------------------------------------------------------------------------------------
                                                               TOTAL CORPORATE BONDS &
                                                               NOTES-93.4%                          123,068,287    118,825,550
------------------------------------------------------------------------------------------------------------------------------
                                                                    SHORT-TERM INVESTMENTS
------------------------------------------------------------------------------------------------------------------------------
REPURCHASE                                          3,927,000  Warburg Dillon Read LLC,
AGREEMENTS****-3.1%                                             purchased on 6/30/1999 to yield
                                                                4.80% to 7/01/1999..............      3,927,000      3,927,000
------------------------------------------------------------------------------------------------------------------------------
                                                               TOTAL SHORT-TERM INVESTMENTS-3.1%      3,927,000      3,927,000
------------------------------------------------------------------------------------------------------------------------------
                                                               TOTAL INVESTMENTS-98.5%..........  $ 129,584,740    125,314,650
                                                                                                  -------------
                                                                                                  -------------
                                                               OTHER ASSETS
                                                                LESS LIABILITIES-1.5%...........                     1,892,959
                                                                                                                 -------------
                                                               NET ASSETS-100.0%................                 $ 127,207,609
                                                                                                                 -------------
                                                                                                                 -------------
------------------------------------------------------------------------------------------------------------------------------

   * Not Rated.

  ** Subject to principal paydowns.

 *** Floating Rate Note.

**** Repurchase Agreements are fully collateralized by US Government
     Obligations.

   + Corresponding industry groups for foreign sovereigns:
     (1) Government Entity.

  ++ The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.

See Notes to Financial Statements.

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Money Reserve Portfolio
Schedule of Investments as of June 30, 1999
--------------------------------------------------------------------------------

                           FACE                                                    INTEREST     MATURITY       VALUE
                         AMOUNT                       ISSUE                          RATE*        DATE       (NOTE 1A)
------------------------------------------------------------------------------------------------------------------------
BANK NOTES-9.4%     $ 2,200,000  First Union National Bank+.....................        5.15%   8/30/1999  $   2,200,000
                      6,000,000  First Union National Bank+.....................        5.15    9/01/1999      6,000,000
                     20,000,000  Harris Trust & Savings+........................        4.91    4/06/2000     19,993,970
                      6,000,000  NationsBank NA+................................        4.83    8/24/1999      5,999,653
                      5,800,000  NationsBank NA+................................        4.92    3/16/2000      5,798,793
                      5,000,000  NationsBank NA+................................        4.91    4/05/2000      4,998,498
                      8,500,000  PNC Bank NA+...................................        5.01   11/03/1999      8,496,999
------------------------------------------------------------------------------------------------------------------------
                                 TOTAL BANK NOTES (COST-$53,490,486)                                          53,487,913
------------------------------------------------------------------------------------------------------------------------
CERTIFICATES OF       3,000,000  Abbey National Treasury Services PLC,
                                  London+.......................................        5.026  10/29/1999      2,994,534
DEPOSIT-2.8%          3,000,000  Abbey National Treasury Services PLC,
                                  London+.......................................        4.96   11/01/1999      3,000,000
                     10,000,000  Fleet National Bank N.A........................        4.90    4/17/2000      9,996,221
------------------------------------------------------------------------------------------------------------------------
                                 TOTAL CERTIFICATES OF DEPOSIT
                                 (COST-$15,996,221)                                                           15,990,755
------------------------------------------------------------------------------------------------------------------------
CERTIFICATES OF       2,750,000  Commerzbank AG, NY.............................        5.085   2/17/2000      2,736,412
DEPOSIT-              2,000,000  Societe Generale, NY...........................        5.16    2/22/2000      1,990,752
YANKEE-2.9%           2,900,000  Societe Generale, NY...........................        5.18    2/28/2000      2,887,301
                      2,000,000  Societe Generale, NY...........................        5.22    2/28/2000      1,990,720
                      3,000,000  Svenska Handelsbanken AB, NY...................        5.195   2/28/2000      2,986,368
                      3,700,000  UBS AG, Stanford...............................        5.25    3/10/2000      3,683,635
------------------------------------------------------------------------------------------------------------------------
                                 TOTAL CERTIFICATES OF DEPOSIT-YANKEE
                                 (COST-$16,346,139)                                                           16,275,188
------------------------------------------------------------------------------------------------------------------------
COMMERCIAL            7,334,000  AESOP Funding Corporation......................        5.05    7/09/1999      7,325,770
PAPER-39.2%           1,004,000  Alpine Securitization Corporation..............        4.93    7/07/1999      1,003,175
                     10,588,000  Amsterdam Funding Corp.........................        5.05    7/26/1999     10,550,869
                      5,000,000  Apreco, Inc....................................        5.07    8/16/1999      4,967,608
                        250,000  Atlantis One Funding Corp......................        4.88    8/13/1999        248,539
                      1,020,000  Atlantis One Funding Corp......................        4.85    9/20/1999      1,007,645
                      5,000,000  Concord Minutemen Capital Co. LLC..............        4.84    7/15/1999      4,990,569
                     10,000,000  Corporate Asset Funding Co., Inc...............        5.08    9/08/1999      9,897,350
                      4,000,000  Countrywide Home Loans, Inc....................        4.93    7/08/1999      3,996,166
                     15,000,000  Edison Asset Securitization, LLC...............        4.88    8/02/1999     14,935,200
                     10,000,000  Edison Asset Securitization, LLC...............        4.90    8/02/1999      9,956,800
                     10,000,000  Eureka Securitization Inc......................        5.06    8/27/1999      9,919,537
                      2,000,000  Finova Capital Corp............................        4.98    8/20/1999      1,986,156
                      7,000,000  Finova Capital Corp............................        4.89    8/27/1999      6,943,676
                      4,000,000  Finova Capital Corp............................        5.16    9/21/1999      3,950,928
                     15,000,000  Finova Capital Corp............................        4.88   10/15/1999     14,760,795
                      1,465,000  Grand Funding Corp.............................        4.82    7/08/1999      1,463,627
                        291,000  Grand Funding Corp.............................        5.12    7/13/1999        290,503
                     10,000,000  Grand Funding Corp.............................        4.87    7/14/1999      9,982,414
                     15,000,000  Grand Funding Corp.............................        5.10    8/06/1999     14,923,500
                      2,013,000  International Securitization Corp..............        5.05    7/16/1999      2,008,764
                      2,561,000  International Securitization Corp..............        5.10    8/03/1999      2,549,027
                     17,439,000  International Securitization Corp..............        5.15    8/03/1999     17,356,673
                     28,000,000  Lehman Brothers Holdings Inc...................        4.97    7/07/1999     27,976,807
                      4,455,000  Park Avenue Receivables Corp...................        4.93    7/01/1999      4,455,000
                      2,387,000  Park Avenue Receivables Corp...................        4.88    8/02/1999      2,376,688
                      8,179,000  Thames Asset Global Securitization, Inc........        4.83    7/06/1999      8,173,513
                      9,948,000  Thames Asset Global Securitization, Inc........        4.82    7/15/1999      9,929,237
                      7,120,000  Thames Asset Global Securitization, Inc........        4.82    8/16/1999      7,074,511
                      3,500,000  Thames Asset Global Securitization, Inc........        4.90    8/20/1999      3,475,773
                      3,000,000  Tulip Funding Corp.............................        5.10    9/21/1999      2,963,196
                      1,317,000  Variable Funding Capital Corp..................        4.82    7/13/1999      1,314,880
------------------------------------------------------------------------------------------------------------------------
                                 TOTAL COMMERCIAL PAPER (COST-$222,793,096)                                  222,754,896
------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Money Reserve Portfolio
Schedule of Investments as of June 30, 1999  (Continued)
--------------------------------------------------------------------------------

                           FACE                                                    INTEREST     MATURITY       VALUE
                         AMOUNT                       ISSUE                          RATE*        DATE       (NOTE 1A)
------------------------------------------------------------------------------------------------------------------------
CORPORATE           $ 2,900,000  Associates Corporation of North America........        6.625%  7/15/1999  $   2,901,526
NOTES-5.6%            1,500,000  Associates Corporation of North America........        6.75   10/15/1999      1,504,119
                      5,000,000  Avco Financial Services Inc....................        7.25    7/15/1999      5,003,692
                      1,000,000  First USA Bank, NA.............................        6.50   12/23/1999      1,002,674
                     11,644,000  Ford Motor Credit Company......................        8.375   1/15/2000     11,795,023
                      4,243,000  Ford Motor Credit Company......................        6.375   4/15/2000      4,255,657
                      2,500,000  Restructured Asset Securities with Enhanced
                                  Returns 1998-MM-7-1 Trust+....................        4.99    8/13/1999      2,500,000
                      2,900,000  Restructured Asset Securities with Enhanced
                                  Returns 1998-MM-12-3 Trust+...................        5.053   1/21/2000      2,900,000
------------------------------------------------------------------------------------------------------------------------
                                 TOTAL CORPORATE NOTES (COST-$31,940,393)                                     31,862,691
------------------------------------------------------------------------------------------------------------------------
FUNDING               9,000,000  Jackson National Life Insurance Co.............        4.95    5/01/2000      9,000,000
AGREEMENTS-3.3%       5,000,000  John Hancock Mutual Life Insurance Co..........        4.97    5/01/2000      5,000,000
                      5,000,000  Travelers Insurance Company (The)..............        4.97    2/01/2000      5,000,000
------------------------------------------------------------------------------------------------------------------------
                                 TOTAL FUNDING AGREEMENTS (COST-$19,000,000)                                  19,000,000
------------------------------------------------------------------------------------------------------------------------
MASTER NOTES-1.8%    10,000,000  Goldman Sachs Group, Inc.+.....................        4.93   11/18/1999     10,000,000
------------------------------------------------------------------------------------------------------------------------
                                 TOTAL MASTER NOTES (COST-$10,000,000)                                        10,000,000
------------------------------------------------------------------------------------------------------------------------
MEDIUM-TERM          14,000,000  Abbey National Treasury Services PLC,
                                  London+.......................................        4.94    8/17/1999     13,998,576
NOTES-21.5%           6,000,000  BankAmerica Corporation........................        5.04   10/15/1999      6,002,118
                      3,000,000  Bear Stearns Companies, Inc....................        5.124   1/20/2000      3,000,186
                      1,000,000  Beneficial Corp................................        8.17   11/10/1999      1,008,551
                      4,000,000  Beneficial Corp................................        8.375  12/29/1999      4,048,572
                      2,250,000  The CIT Group Holdings, Inc....................        6.70    5/02/2000      2,261,288
                      5,000,000  Caterpillar Inc................................        5.03    1/20/2000      5,000,940
                      5,000,000  du Pont (E.I.) de Nemours and Company..........        5.079   4/03/2000      4,966,085
                      1,500,000  Ford Motor Credit Company......................        6.375   4/03/2000      1,502,415
                      2,700,000  Ford Motor Credit Company......................        4.95    5/05/2000      2,700,000
                      3,000,000  General Electric Capital Corp..................        5.069   9/03/1999      2,999,046
                      3,700,000  General Electric Capital Corp..................        4.845   4/17/2000      3,696,039
                      1,500,000  General Electric Capital Corp..................        4.945   5/03/2000      1,499,442
                      1,100,000  General Electric Capital Corp..................        4.95    5/12/2000      1,099,380
                      2,200,000  General Electric Capital Corp..................        5.89    5/15/2000      2,199,921
                      3,000,000  General Motors Acceptance Corp.................        4.975   2/03/2000      3,000,405
                      1,000,000  General Motors Acceptance Corp.................        8.125   2/23/2000      1,013,450
                      4,000,000  General Motors Acceptance Corp.................        6.65    5/24/2000      4,020,584
                      1,000,000  General Motors Acceptance Corp.................        6.875   6/07/2000      1,007,188
                      4,000,000  General Motors Acceptance Corp.................        4.96    7/20/2000      3,994,296
                      3,000,000  General Motors Acceptance Corp.................        5.75    7/28/2000      2,999,100
                      2,000,000  General Motors Acceptance Corp.................        5.201  12/01/2000      1,999,042
                      2,000,000  General Motors Acceptance Corp.................        5.077   2/27/2001      2,001,884
                      2,000,000  Goldman Sachs Group, Inc.......................        5.191   3/02/2000      2,000,058
                      1,200,000  Goldman Sachs Group, Inc.......................        5.08    7/12/2000      1,200,000
                      1,500,000  Household Finance Corp.........................        4.95    9/13/1999      1,499,599
                      3,000,000  Household Finance Corp.........................        6.75    6/01/2000      3,016,950
                        919,000  ING Bank N.V...................................        6.25    3/21/2000        923,565
                     10,000,000  Liberty Lighthouse US Capital Co. LLC..........        4.98   10/08/1999      9,998,580
                      6,000,000  National Rural Utilities Cooperative Finance
                                  Corp..........................................        4.969   9/21/1999      5,999,202
                      5,000,000  PepsiCo, Inc...................................        4.838   8/19/1999      4,999,328
                        850,000  Toronto Dominion Bank..........................        6.50    3/27/2000        853,595
                        500,000  Toyota Motor Credit Corp.......................        5.011   9/23/1999        499,854
                      5,000,000  Wells Fargo & Co...............................        5.31    3/31/2000      4,978,350
                      2,500,000  Wells Fargo & Co...............................        7.125   4/01/2000      2,522,193
                      1,750,000  Wells Fargo & Co...............................        5.225   4/10/2000      1,740,898
                      1,400,000  Xerox Capital (Europe) Plc.....................        4.92    8/20/1999      1,399,635
                      1,900,000  Xerox Credit Corp..............................        4.87    4/06/2000      1,898,860
                      3,000,000  Xerox Credit Corp..............................        5.70    7/26/2000      2,993,508
------------------------------------------------------------------------------------------------------------------------
                                 TOTAL MEDIUM-TERM NOTES (COST-$122,714,648)                                 122,542,683
------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Money Reserve Portfolio
Schedule of Investments as of June 30, 1999  (Concluded)
--------------------------------------------------------------------------------

                           FACE                                                    INTEREST     MATURITY       VALUE
                         AMOUNT                       ISSUE                          RATE*        DATE       (NOTE 1A)
------------------------------------------------------------------------------------------------------------------------
US GOVERNMENT,      $ 2,900,000  Federal National Mortgage Association..........        4.54%   9/09/1999  $   2,872,537
AGENCY &              7,800,000  US Treasury Bills..............................        3.80   10/14/1999      7,694,435
INSTRUMENTALITY       1,950,000  US Treasury Bills..............................        3.81   10/14/1999      1,923,609
OBLIGATIONS-          2,900,000  US Treasury Bills..............................        4.36   12/09/1999      2,838,004
DISCOUNT-2.7%
------------------------------------------------------------------------------------------------------------------------
                                 TOTAL US GOVERNMENT, AGENCY & INSTRUMENTALITY
                                 OBLIGATIONS-DISCOUNT (COST-$15,359,733)                                      15,328,585
------------------------------------------------------------------------------------------------------------------------
US GOVERNMENT,
AGENCY &             13,500,000  Federal Home Loan Banks+.......................        5.419   9/02/1999     13,498,835
INSTRUMENTALITY       5,000,000  Federal Home Loan Banks+.......................        5.399   4/24/2000      4,998,415
OBLIGATIONS-NON-      5,000,000  Federal Home Loan Mortgage Corporation
DISCOUNT-10.9%                    Participation Certificates+...................        5.389   4/14/2000      4,998,033
                      1,000,000  Federal Home Loan Mortgage Corporation
                                  Participation Certificates....................        5.05   11/17/2000        990,602
                      1,700,000  Federal Home Loan Mortgage Corporation
                                  Participation Certificates....................        5.18   11/24/2000      1,686,403
                      2,900,000  Federal Home Loan Mortgage Corporation
                                  Participation Certificates....................        5.25    1/19/2001      2,875,820
                      6,000,000  Federal National Mortgage Association+.........        5.294   7/30/1999      5,999,603
                      5,000,000  Federal National Mortgage Association+.........        5.354   8/19/1999      4,999,507
                      2,900,000  Federal National Mortgage Association..........        5.08    9/24/1999      2,898,872
                      3,700,000  Federal National Mortgage Association+.........        5.389  10/27/1999      3,699,437
                      2,800,000  Federal National Mortgage Association..........        5.07   12/14/2000      2,770,706
                      5,150,000  Student Loan Marketing Association+............        5.334   2/04/2000      5,149,262
                        900,000  US Treasury Notes..............................        4.50    9/30/2000        889,593
                        800,000  US Treasury Notes..............................        4.625  11/30/2000        791,000
                      2,900,000  US Treasury Notes..............................        4.625  12/31/2000      2,864,655
                      2,900,000  US Treasury Notes..............................        4.50    1/31/2001      2,856,500
------------------------------------------------------------------------------------------------------------------------
                                 TOTAL US GOVERNMENT, AGENCY &
                                 INSTRUMENTALITY OBLIGATIONS-NON-DISCOUNT
                                 (COST-$62,146,916)                                                           61,967,243
------------------------------------------------------------------------------------------------------------------------
                                 TOTAL INVESTMENTS (COST-$569,787,632)-100.1%...                             569,209,954
                                 LIABILITIES IN EXCESS OF OTHER ASSETS-(0.1%)...                                (668,184)
                                                                                                           -------------
                                 NET ASSETS-100.0%..............................                           $ 568,541,770
                                                                                                           -------------
                                                                                                           -------------
------------------------------------------------------------------------------------------------------------------------

* Commercial Paper and certain US Government, Agency & Instrumentality Obligations are traded on a discount basis; the interest rates shown reflect the discount rates paid at the time of purchase by the Portfolio. Other securities bear interest at the rates shown payable at fixed rates or upon maturity. Interest rates on variable securities are adjusted periodically based on appropriate indexes. The interest rates shown are the rates in effect at June 30, 1999.

+ Variable Rate Notes.

See Notes to Financial Statements.

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Multiple Strategy Portfolio
Schedule of Investments as of June 30, 1999
--------------------------------------------------------------------------------

                          SHARES                                                           VALUE        PERCENT OF
INDUSTRIES                 HELD                  US STOCKS                  COST         (NOTE 1A)      NET ASSETS
--------------------------------------------------------------------------------------------------------------------
AEROSPACE & DEFENSE           82,841  United Technologies
                                        Corporation..................  $    3,053,512  $    5,938,664         0.4%
--------------------------------------------------------------------------------------------------------------------
APPLICATION                  141,000  +Siebel Systems, Inc...........       5,785,409       9,341,250         0.7
DEVELOPMENT SOFTWARE
--------------------------------------------------------------------------------------------------------------------
AUTO & TRUCK                 197,300  Delphi Automotive Systems
                                        Corporation..................       3,354,100       3,662,381         0.3
--------------------------------------------------------------------------------------------------------------------
AUTOMOBILE RENTAL             90,300  The Hertz Corporation (Class
                                        A)...........................       3,609,718       5,598,600         0.4
--------------------------------------------------------------------------------------------------------------------
BANKING                       93,488  Bank of America Corporation....       4,585,971       6,853,839         0.5
                             309,600  The Bank of New York Company,
                                        Inc..........................       2,856,008      11,358,450         0.9
                             307,400  Mellon Bank Corporation........       9,729,798      11,181,675         0.8
                                                                       --------------  --------------       -----
                                                                           17,171,777      29,393,964         2.2
--------------------------------------------------------------------------------------------------------------------
BANKING & FINANCIAL           79,000  Citigroup Inc..................       3,623,414       3,752,500         0.3
--------------------------------------------------------------------------------------------------------------------
BEVERAGES                    268,400  PepsiCo, Inc...................      10,443,509      10,383,725         0.8
--------------------------------------------------------------------------------------------------------------------
BROADCASTING-CABLE           388,126  +AT&T Corp.-Liberty Media Group
                                        (Class A)....................       4,277,227      14,263,630         1.0
--------------------------------------------------------------------------------------------------------------------
BUILDING PRODUCTS            117,900  +American Tower Corporation
                                        (Class A)....................       2,947,500       2,829,600         0.2
--------------------------------------------------------------------------------------------------------------------
CAPITAL EQUIPMENT             54,800  Eaton Corporation..............       3,681,111       5,041,600         0.4
                              47,400  Hewlett-Packard Company........       3,394,025       4,763,700         0.3
                                                                       --------------  --------------       -----
                                                                            7,075,136       9,805,300         0.7
--------------------------------------------------------------------------------------------------------------------
CHEMICALS                     72,850  E.I. du Pont de Nemours and
                                        Company......................       4,573,402       4,976,566         0.4
                             201,800  Rohm and Haas Company..........       7,652,159       8,652,175         0.6
                                                                       --------------  --------------       -----
                                                                           12,225,561      13,628,741         1.0
--------------------------------------------------------------------------------------------------------------------
COMPUTER SERVICES             58,600  +America Online, Inc...........       5,072,410       6,475,300         0.5
                             362,700  +Cisco Systems, Inc............  10,480,996....      23,371,481         1.7
                                                                       --------------  --------------       -----
                                                                           15,553,406      29,846,781         2.2
--------------------------------------------------------------------------------------------------------------------
COMPUTERS                    196,800  +EMC Corporation...............       8,512,055      10,824,000         0.8
                             167,200  International Business Machines
                                        Corporation..................      12,017,825      21,610,600         1.6
                              28,900  +Sun Microsystems, Inc.........       1,770,293       1,990,487         0.2
                             292,000  Tandy Corporation..............       5,849,831      14,271,500         1.0
                                                                       --------------  --------------       -----
                                                                           28,150,004      48,696,587         3.6
--------------------------------------------------------------------------------------------------------------------
CONSUMER                     113,300  +Dell Computer Corporation.....       4,146,651       4,185,019         0.3
ELECTRONICS
--------------------------------------------------------------------------------------------------------------------
CONSUMER PRODUCTS            384,700  The Dial Corporation...........       8,556,936      14,306,031         1.0
--------------------------------------------------------------------------------------------------------------------
ELECTRICAL                   136,050  General Electric Company.......      12,523,319      15,373,650         1.1
EQUIPMENT                     34,200  W. W. Grainger, Inc............       1,839,198       1,840,387         0.2
                                                                       --------------  --------------       -----
                                                                           14,362,517      17,214,037         1.3
--------------------------------------------------------------------------------------------------------------------
ELECTRONICS/                 161,250  Intel Corporation..............       9,915,845       9,584,297         0.7
INSTRUMENTS                   71,100  +Lattice Semiconductor
                                        Corporation..................       3,571,587       4,408,200         0.3
                                                                       --------------  --------------       -----
                                                                           13,487,432      13,992,497         1.0
--------------------------------------------------------------------------------------------------------------------
ENTERTAINMENT                329,100  +Premier Parks Inc.............       9,561,934      12,094,425         0.9
                              49,600  The Walt Disney Company........       1,734,814       1,528,300         0.1
                                                                       --------------  --------------       -----
                                                                           11,296,748      13,622,725         1.0
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Multiple Strategy Portfolio
Schedule of Investments as of June 30, 1999  (Continued)
--------------------------------------------------------------------------------

                          SHARES                                                           VALUE        PERCENT OF
INDUSTRIES                 HELD                  US STOCKS                  COST         (NOTE 1A)      NET ASSETS
--------------------------------------------------------------------------------------------------------------------
FINANCE                       54,800  +The Goldman Sachs Group,
                                        Inc..........................  $    2,904,400  $    3,959,300         0.3%
                             269,800  +TD Waterhouse Group, Inc......       6,475,200       6,761,862         0.5
                                                                       --------------  --------------       -----
                                                                            9,379,600      10,721,162         0.8
--------------------------------------------------------------------------------------------------------------------
FINANCIAL SERVICES           297,800  Associates First Capital
                                        Corporation (Class A)........      11,241,598      13,196,262         1.0
                             174,500  Wells Fargo Company............       6,857,828       7,459,875         0.5
                                                                       --------------  --------------       -----
                                                                           18,099,426      20,656,137         1.5
--------------------------------------------------------------------------------------------------------------------
FINANCIAL SERVICES-          261,400  Household International,
CONSUMER                                Inc..........................      11,338,772      12,383,825         0.9
--------------------------------------------------------------------------------------------------------------------
FOODS                        195,100  +Keebler Foods Company.........       5,642,794       5,926,162         0.4
--------------------------------------------------------------------------------------------------------------------
HARDWARE PRODUCTS             84,900  The Black & Decker
                                        Corporation..................       4,882,532       5,359,312         0.4
--------------------------------------------------------------------------------------------------------------------
HOUSEHOLD PRODUCTS            58,400  Colgate-Palmolive Company......       5,357,510       5,767,000         0.4
--------------------------------------------------------------------------------------------------------------------
INFORMATION                  117,600  +Unisys Corporation............       3,840,051       4,579,050         0.3
PROCESSING                    32,000  Xerox Corporation..............       1,791,667       1,890,000         0.2
                                                                       --------------  --------------       -----
                                                                            5,631,718       6,469,050         0.5
--------------------------------------------------------------------------------------------------------------------
INSURANCE                     61,600  American International Group,
                                        Inc..........................       7,360,153       7,211,050         0.5
                              42,600  The Equitable Companies
                                        Incorporated.................       2,253,237       2,854,200         0.2
                              45,750  Providian Financial
                                        Corporation..................       2,553,703       4,277,625         0.3
                                                                       --------------  --------------       -----
                                                                           12,167,093      14,342,875         1.0
--------------------------------------------------------------------------------------------------------------------
LASER SYSTEMS &               39,700  +JDS Uniphase Corporation......       3,959,226       6,590,200         0.5
COMPONENTS
--------------------------------------------------------------------------------------------------------------------
MACHINERY                     89,150  Case Corporation...............       2,541,812       4,290,344         0.3
                             257,900  Ingersoll-Rand Company.........       8,526,381      16,666,787         1.2
                                                                       --------------  --------------       -----
                                                                           11,068,193      20,957,131         1.5
--------------------------------------------------------------------------------------------------------------------
MACHINERY &                   33,200  Caterpillar Inc................       1,842,407       1,992,000         0.1
EQUIPMENT
--------------------------------------------------------------------------------------------------------------------
MANUFACTURING                120,100  Tyco International Ltd.........       6,560,017      11,379,475         0.8
--------------------------------------------------------------------------------------------------------------------
MEDIA                         51,700  +Clear Channel Communications,
                                        Inc..........................       3,651,557       3,564,069         0.3
--------------------------------------------------------------------------------------------------------------------
MEDICAL TECHNOLOGY           134,700  Johnson & Johnson..............      10,857,951      13,200,600         1.0
--------------------------------------------------------------------------------------------------------------------
METALS                       125,800  Alcoa Inc......................       4,789,884       7,783,875         0.6
--------------------------------------------------------------------------------------------------------------------
NATURAL GAS                  157,430  Enron Corp.....................       7,105,642      12,869,902         0.9
--------------------------------------------------------------------------------------------------------------------
OIL-INTEGRATED                77,150  Mobil Corporation..............       6,153,869       7,637,850         0.6
--------------------------------------------------------------------------------------------------------------------
OIL SERVICES                  93,000  Schlumberger Limited...........       5,623,738       5,922,938         0.4
--------------------------------------------------------------------------------------------------------------------
PAPER & FOREST                39,800  International Paper Company....       1,960,283       2,009,900         0.1
PRODUCTS
--------------------------------------------------------------------------------------------------------------------
PETROLEUM                    218,300  Unocal Corporation.............       7,852,201       8,650,137         0.6
--------------------------------------------------------------------------------------------------------------------
PHARMACEUTICALS              195,500  American Home Products
                                        Corporation..................      11,458,716      11,241,250         0.8
                             245,200  Bristol-Myers Squibb Company...      11,731,453      17,271,275         1.3
                             145,200  Cardinal Health, Inc...........      10,055,905       9,310,950         0.7
                              50,600  Merck & Co., Inc...............       3,545,036       3,744,400         0.3
                              91,800  Pfizer Inc.....................      11,970,783      10,075,050         0.7
                             106,500  Pharmacia & Upjohn, Inc........       6,372,142       6,050,531         0.4
                                                                       --------------  --------------       -----
                                                                           55,134,035      57,693,456         4.2
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Multiple Strategy Portfolio
Schedule of Investments as of June 30, 1999  (Continued)
--------------------------------------------------------------------------------

                          SHARES                                                           VALUE        PERCENT OF
INDUSTRIES                 HELD                  US STOCKS                  COST         (NOTE 1A)      NET ASSETS
--------------------------------------------------------------------------------------------------------------------
RADIO & TELEVISION           530,900  +Capstar Broadcasting
                                        Corporation (Class A)........  $   10,218,681  $   14,533,387         1.1%
--------------------------------------------------------------------------------------------------------------------
RETAIL                        72,400  +Best Buy Co., Inc.............       3,508,269       4,887,000         0.4
                              33,400  +Federated Department Stores,
                                        Inc..........................       1,772,204       1,768,112         0.1
                             150,300  +Safeway Inc...................       4,716,983       7,439,850         0.6
                             209,100  Wal-Mart Stores, Inc...........       4,309,883      10,089,075         0.7
                                                                       --------------  --------------       -----
                                                                           14,307,339      24,184,037         1.8
--------------------------------------------------------------------------------------------------------------------
RETAIL SPECIALTY             134,900  Lowe's Companies, Inc..........       4,909,917       7,647,144         0.6
--------------------------------------------------------------------------------------------------------------------
RETAIL STORES                109,200  Dayton Hudson Corporation......       7,252,032       7,098,000         0.5
--------------------------------------------------------------------------------------------------------------------
SAVINGS & LOAN               209,200  GreenPoint Financial Corp......       8,284,038       6,864,375         0.5
ASSOCIATIONS
--------------------------------------------------------------------------------------------------------------------
SCIENTIFIC EQUIPMENT          85,700  Millipore Corporation..........       1,782,157       3,476,206         0.3
--------------------------------------------------------------------------------------------------------------------
SEMICONDUCTORS                72,000  +Applied Materials, Inc........       4,651,341       5,319,000         0.4
                             138,350  Motorola, Inc..................       8,454,728      13,108,662         1.0
                                                                       --------------  --------------       -----
                                                                           13,106,069      18,427,662         1.4
--------------------------------------------------------------------------------------------------------------------
SERVICES                     138,600  +Quintiles Transnational
                                        Corp.........................       6,448,086       5,812,537         0.4
--------------------------------------------------------------------------------------------------------------------
SOFTWARE                     439,960  +Microsoft Corporation.........      33,418,753      39,651,395         2.9
                              45,800  +Transaction Systems
                                        Architects, Inc. (Class A)...       1,839,443       1,786,200         0.1
                                                                       --------------  --------------       -----
                                                                           35,258,196      41,437,595         3.0
--------------------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS           281,676  AT&T Corp......................       4,396,265      15,721,042         1.2
                             167,800  GTE Corporation................       8,462,215      12,710,850         0.9
                             202,800  Lucent Technologies Inc........      11,021,235      13,676,325         1.0
                             233,200  +MCI WorldCom Inc..............       6,476,342      20,055,200         1.5
                                                                       --------------  --------------       -----
                                                                           30,356,057      62,163,417         4.6
--------------------------------------------------------------------------------------------------------------------
TOBACCO                      186,800  Philip Morris Companies Inc....       8,182,847       7,507,025         0.5
--------------------------------------------------------------------------------------------------------------------
TRAVEL & LODGING              66,100  Royal Caribbean Cruises Ltd....       1,594,045       2,891,875         0.2
--------------------------------------------------------------------------------------------------------------------
UTILITIES-                   217,000  Ameritech Corporation..........      10,905,508      15,949,500         1.2
COMMUNICATIONS
--------------------------------------------------------------------------------------------------------------------
UTILITIES-                    71,250  PECO Energy Company............       2,428,547       2,983,594         0.2
ELECTRIC                     150,200  Public Service Enterprise Group
                                        Incorporated.................       5,835,372       6,139,425         0.5
                                                                       --------------  --------------       -----
                                                                            8,263,919       9,123,019         0.7
--------------------------------------------------------------------------------------------------------------------
WASTE MANAGEMENT             150,100  Waste Management, Inc..........       6,394,559       8,067,875         0.6
--------------------------------------------------------------------------------------------------------------------
                                      TOTAL US STOCKS                     535,442,455     727,522,742        53.3
--------------------------------------------------------------------------------------------------------------------
                           FACE
                          AMOUNT            US CORPORATE BONDS
--------------------------------------------------------------------------------------------------------------------
FINANCIAL SERVICES     US$ 3,000,000  General Electric Capital Corp.,
                                        8.75% due 5/21/2007..........       3,373,650       3,401,460         0.2
--------------------------------------------------------------------------------------------------------------------
                                      TOTAL US CORPORATE BONDS              3,373,650       3,401,460         0.2
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Multiple Strategy Portfolio
Schedule of Investments as of June 30, 1999  (Continued)
--------------------------------------------------------------------------------

                          SHARES                                                           VALUE        PERCENT OF
COUNTRIES                  HELD              FOREIGN STOCKS+++              COST         (NOTE 1A)      NET ASSETS
--------------------------------------------------------------------------------------------------------------------
AUSTRALIA                    186,000  Broken Hill Proprietary Company
                                        Limited (15).................  $    2,047,478  $    2,154,485         0.2%
                             100,300  The News Corporation Limited
                                        (Preferred) (ADR)(a) (30)....       3,366,200       3,165,719         0.2
--------------------------------------------------------------------------------------------------------------------
                                      TOTAL INVESTMENTS IN AUSTRALIA        5,413,678       5,320,204         0.4
--------------------------------------------------------------------------------------------------------------------
AUSTRIA                       41,300  Mayr-Melnhof Karton AG (36)....       2,079,634       1,872,806         0.1
--------------------------------------------------------------------------------------------------------------------
                                      TOTAL INVESTMENTS IN AUSTRIA          2,079,634       1,872,806         0.1
--------------------------------------------------------------------------------------------------------------------
BRAZIL                        97,800  Aracruz Celulose SA (ADR)(a)
                                        (36).........................       1,371,403       2,151,600         0.2
                              89,400  Companhia Vale do Rio Doce 'A'
                                        (Preferred) (32).............       1,278,462       1,755,711         0.1
                              75,400  Embratel Participacoes SA
                                        (ADR)(a) (45)................       1,246,667       1,046,175         0.1
                              16,400  +Telecomunicacoes Brasileiras
                                        SA-Telebras (ADR)(a) (45)....           2,562           1,025         0.0
                              16,400  Telecomunicacoes Brasileiras
                                        SA-Telebras (Preferred Block)
                                        (ADR)(a) (45)................       1,292,849       1,479,075         0.1
--------------------------------------------------------------------------------------------------------------------
                                      TOTAL INVESTMENTS IN BRAZIL           5,191,943       6,433,586         0.5
--------------------------------------------------------------------------------------------------------------------
CANADA                        75,900  +ATI Technologies Inc. (34)....       1,188,893       1,224,939         0.1
                              44,000  Nortel Networks Corporation
                                        (9)..........................       2,938,265       3,819,750         0.3
                             105,800  Teleglobe Inc. (46)............       2,911,187       3,147,550         0.2
--------------------------------------------------------------------------------------------------------------------
                                      TOTAL INVESTMENTS IN CANADA           7,038,345       8,192,239         0.6
--------------------------------------------------------------------------------------------------------------------
FINLAND                      134,800  +Amer Group Ltd. (14)..........       2,517,131       1,938,002         0.2
                              50,800  Nokia Oyj (9)..................       2,634,133       4,450,131         0.3
                              55,000  Sampo Insurance Company PLC 'A'
                                        (24).........................       2,543,141       1,592,792         0.1
                             114,850  Sponda Oyj (40)................         831,615         579,986         0.0
                             187,000  +Stora Enso Oyj 'R' (36).......       1,843,323       2,029,372         0.1
                              71,400  UPM-Kymmene Oyj (36)...........       1,880,807       2,045,659         0.2
--------------------------------------------------------------------------------------------------------------------
                                      TOTAL INVESTMENTS IN FINLAND         12,250,150      12,635,942         0.9
--------------------------------------------------------------------------------------------------------------------
FRANCE                        43,800  Axa (24).......................       5,312,414       5,340,095         0.4
                               6,200  Cap Gemini SA (23).............       1,008,482         973,793         0.1
                              20,862  Carrefour SA (31)..............       2,588,417       3,063,804         0.2
                              37,800  Elf Aquitaine SA (35)..........       4,558,740       5,543,536         0.4
                              43,300  France Telecom SA (46).........       3,369,270       3,268,780         0.2
                              12,600  Groupe Danone SA (20)..........       3,253,412       3,246,390         0.2
                             121,400  Pechiney SA 'A' (32)...........       5,526,967       5,214,787         0.4
                              77,700  STMicroelectronics NV (NY
                                        Registered Shares) (43)......       2,748,789       5,390,437         0.4
                              45,400  Scor (41)......................       2,650,653       2,250,562         0.2
                               6,000  Societe Generale 'A' (3).......       1,113,690       1,056,777         0.1
                              62,800  Thomson CSF (18)...............       2,292,838       2,181,121         0.1
                              22,200  +Total Fina SA 'B' (35)........       2,920,202       2,862,203         0.2
                              46,200  Vivendi (49)...................       3,250,424       3,740,058         0.3
--------------------------------------------------------------------------------------------------------------------
                                      TOTAL INVESTMENTS IN FRANCE          40,594,298      44,132,343         3.2
--------------------------------------------------------------------------------------------------------------------
GERMANY                       41,800  DaimlerChrysler AG (2).........       3,796,253       3,618,643         0.3
                              31,000  Henkel KGaA (Preferred) (8)....       1,321,307       2,114,997         0.2
                              20,817  Mannesmann AG (28).............       3,130,324       3,104,394         0.2
                              39,000  RWE AG (15)....................       2,081,060       1,804,282         0.1
                              38,800  Siemens AG (18)................       2,684,875       2,991,049         0.2
                              34,400  Veba AG (33)...................       2,099,981       2,020,800         0.1
--------------------------------------------------------------------------------------------------------------------
                                      TOTAL INVESTMENTS IN GERMANY         15,113,800      15,654,165         1.1
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Multiple Strategy Portfolio
Schedule of Investments as of June 30, 1999  (Continued)
--------------------------------------------------------------------------------

                          SHARES                                                           VALUE        PERCENT OF
COUNTRIES                  HELD              FOREIGN STOCKS+++              COST         (NOTE 1A)      NET ASSETS
--------------------------------------------------------------------------------------------------------------------
HONG KONG                    172,200  Hutchison Whampoa Limited
                                        (33).........................  $    1,569,471  $    1,559,179         0.1%
--------------------------------------------------------------------------------------------------------------------
                                      TOTAL INVESTMENTS IN
                                      HONG KONG                             1,569,471       1,559,179         0.1
--------------------------------------------------------------------------------------------------------------------
IRELAND                      131,000  Bank of Ireland (3)............       2,770,717       2,209,229         0.2
--------------------------------------------------------------------------------------------------------------------
                                      TOTAL INVESTMENTS IN IRELAND          2,770,717       2,209,229         0.2
--------------------------------------------------------------------------------------------------------------------
ITALY                        214,750  Mondadori (Arnoldo) Editore SpA
                                        (39).........................       1,809,665       3,718,199         0.3
--------------------------------------------------------------------------------------------------------------------
                                      TOTAL INVESTMENTS IN ITALY            1,809,665       3,718,199         0.3
--------------------------------------------------------------------------------------------------------------------
JAPAN                        198,000  The Bank of Tokyo-Mitsubishi,
                                        Ltd. (4).....................       2,542,081       2,819,921         0.2
                              92,000  Bridgestone Corp. (47).........       2,251,684       2,783,270         0.2
                              92,000  Fuji Photo Film (38)...........       3,484,097       3,482,890         0.2
                             297,000  Fujitsu Limited (18)...........       4,072,344       5,977,806         0.4
                              38,000  Ito-Yokado Co., Ltd. (42)......       2,127,091       2,544,222         0.2
                             150,000  Kao Corporation (13)...........       3,060,790       4,215,573         0.3
                               6,600  Keyence Corporation (18).......         884,932       1,155,464         0.1
                             166,000  Marui Co., Ltd. (36)...........       2,942,135       2,744,255         0.2
                             218,000  Matsushita Electric Industrial
                                        Company, Ltd. (18)...........       3,794,092       4,234,584         0.3
                             142,000  Minebea Company Ltd. (27)......       1,474,690       1,584,559         0.1
                             180,000  Mitsukoshi, Ltd. (42)..........         783,329         782,609         0.0
                             287,000  NEC Corporation (11)...........       2,842,874       3,570,301         0.3
                                  66  NTT Mobile Communications
                                        Network, Inc. (46)...........       2,177,849         894,693         0.1
                                 264  NTT Mobile Communications
                                        Network, Inc. (New) (46).....               0       3,535,130         0.3
                             847,000  Nippon Sheet Glass Company,
                                        Ltd. (21)....................       2,647,354       3,017,499         0.2
                                 289  Nippon Telegraph & Telephone
                                        Corporation (NTT) (46).......       2,453,237       3,368,243         0.2
                             121,000  Olympus Optical Co., Ltd.
                                        (15).........................       1,362,830       1,789,296         0.1
                              24,000  Orix Corporation (19)..........       1,742,523       2,142,503         0.2
                              24,000  Rohm Company Ltd. (18).........       2,350,008       3,759,299         0.3
                              19,200  Softbank Corporation (14)......       2,980,325       3,889,833         0.3
                              32,800  Sony Corporation (ADR)(a)
                                        (1)..........................       2,731,055       3,620,300         0.3
                              28,000  TDK Corporation (18)...........       2,171,916       2,562,076         0.2
                              64,000  Takeda Chemical Industries
                                        (37).........................       2,313,037       2,967,763         0.2
                             214,000  The Tokio Marine & Fire
                                        Insurance Co. Ltd. (24)......       2,301,256       2,326,087         0.2
                             520,000  Toshiba Corporation (18).......       3,446,198       3,709,373         0.3
--------------------------------------------------------------------------------------------------------------------
                                      TOTAL INVESTMENTS IN JAPAN           58,937,727      73,477,549         5.4
--------------------------------------------------------------------------------------------------------------------
NETHERLANDS                   96,300  ABN AMRO Holding NV (3)........       2,093,578       2,084,182         0.2
                              29,300  +ASM Lithography Holding NV
                                        (17).........................       1,225,912       1,694,028         0.1
                              51,500  +Baan Company, NV (10).........         809,094         796,139         0.1
                              54,400  CSM NV (20)....................       2,858,050       2,716,332         0.2
                              41,100  Koninklijke Ahold NV (20)......       1,601,986       1,414,746         0.1
                              40,892  Unilever NV 'A' (33)...........       3,335,892       2,754,064         0.2
                              75,200  Wolters Kluwer NV 'A' (39).....       2,874,675       2,991,543         0.2
--------------------------------------------------------------------------------------------------------------------
                                      TOTAL INVESTMENTS IN THE
                                      NETHERLANDS                          14,799,187      14,451,034         1.1
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Multiple Strategy Portfolio
Schedule of Investments as of June 30, 1999  (Continued)
--------------------------------------------------------------------------------

                          SHARES                                                           VALUE        PERCENT OF
COUNTRIES                  HELD              FOREIGN STOCKS+++              COST         (NOTE 1A)      NET ASSETS
--------------------------------------------------------------------------------------------------------------------
NORWAY                       107,600  Bergesen d.y. ASA 'B' (48).....  $    1,538,692  $    1,525,416         0.1%
                             207,500  Merkantildata ASA (10).........       1,769,300       2,005,086         0.2
--------------------------------------------------------------------------------------------------------------------
                                      TOTAL INVESTMENTS IN NORWAY           3,307,992       3,530,502         0.3
--------------------------------------------------------------------------------------------------------------------
SINGAPORE                     77,000  Development Bank of Singapore
                                        Limited 'Foreign' (4)........         796,542         941,287         0.1
                              78,400  +Flextronics International Ltd.
                                        (17).........................       2,701,857       4,331,600         0.3
--------------------------------------------------------------------------------------------------------------------
                                      TOTAL INVESTMENTS IN SINGAPORE        3,498,399       5,272,887         0.4
--------------------------------------------------------------------------------------------------------------------
SOUTH KOREA                   46,129  Pohang Iron & Steel Company,
                                        Ltd. (ADR)(a) (44)...........       1,366,599       1,551,088         0.1
                              16,200  Samsung Electronics (18).......       1,274,572       1,777,451         0.1
--------------------------------------------------------------------------------------------------------------------
                                      TOTAL INVESTMENTS IN SOUTH
                                        KOREA                               2,641,171       3,328,539         0.2
--------------------------------------------------------------------------------------------------------------------
SPAIN                        167,000  +Dinamia Capital Privado.
                                        Sociedad de Capital Riesgo,
                                        SA (50)......................       3,090,997       1,783,062         0.1
                             132,000  Endesa, SA (49)................       3,459,044       2,813,291         0.2
                              29,300  +Grupo Ferrovial, SA (12)......         713,117         709,620         0.1
                              89,400  Metrovacesa, SA (40)...........       2,789,966       1,744,128         0.1
                             149,400  Repsol, SA (35)................       3,012,448       3,048,638         0.2
                              79,600  +Telefonica, SA(46)............       3,468,790       3,831,890         0.3
                             201,600  Uralita, SA (6)................       2,771,163       1,693,317         0.1
--------------------------------------------------------------------------------------------------------------------
                                      TOTAL INVESTMENTS IN SPAIN           19,305,525      15,623,946         1.1
--------------------------------------------------------------------------------------------------------------------
SWEDEN                        58,100  Autoliv, Inc. (2)..............       1,886,650       1,775,040         0.1
                             162,200  Castellum AB (40)..............       1,835,601       1,530,640         0.1
                              38,700  Custos AB 'A' (15).............         996,756         833,117         0.1
                              42,000  Custos AB 'B' (15).............       1,107,064         911,590         0.1
                             203,400  Fastighets AB Tornet (39)......       3,013,321       2,771,183         0.2
                             104,250  ForeningsSparbanken AB (3).....       1,852,452       1,475,671         0.1
                             160,200  Haldex AB (2)..................       2,833,165       2,097,576         0.1
                             257,400  Investment AB Bure (25)........       1,424,916       1,366,323         0.1
                             254,800  Nordbanken Holding AB (3)......       1,489,785       1,493,785         0.1
                             160,400  Telefonaktiebolaget LM Ericsson
                                        (ADR)(a) (46)................       3,965,909       5,273,150         0.4
--------------------------------------------------------------------------------------------------------------------
                                      TOTAL INVESTMENTS IN SWEDEN          20,405,619      19,528,075         1.4
--------------------------------------------------------------------------------------------------------------------
SWITZERLAND                   11,697  Credit Suisse Group (Registered
                                        Shares) (3)..................       2,092,050       2,026,466         0.2
                               7,294  Swisscom AG (Registered Shares)
                                        (45).........................       2,024,672       2,748,110         0.2
                               6,407  UBS AG (Registered Shares)
                                        (4)..........................       2,129,573       1,914,631         0.1
--------------------------------------------------------------------------------------------------------------------
                                      TOTAL INVESTMENTS IN
                                      SWITZERLAND                           6,246,295       6,689,207         0.5
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Multiple Strategy Portfolio
Schedule of Investments as of June 30, 1999  (Continued)
--------------------------------------------------------------------------------

                          SHARES                                                           VALUE        PERCENT OF
COUNTRIES                  HELD              FOREIGN STOCKS+++              COST         (NOTE 1A)      NET ASSETS
--------------------------------------------------------------------------------------------------------------------
UNITED KINGDOM                87,200  AstraZeneca Group PLC (16).....  $    3,505,009  $    3,371,180         0.2%
                             384,300  BP Amoco PLC (35)..............       7,097,984       6,883,696         0.5
                             128,500  Bank of Scotland (3)...........       1,491,366       1,700,487         0.1
                             693,200  Billiton PLC (15)..............       1,633,806       2,416,199         0.2
                             324,700  The British Land Company
                                        PLC (40).....................       2,944,765       2,713,679         0.2
                             145,400  British Telecommunications
                                        PLC (45).....................       2,364,885       2,434,941         0.2
                             163,800  +Cable & Wireless PLC (45).....       2,443,305       2,086,338         0.2
                             664,300  Devro PLC (20).................       3,279,438       1,475,619         0.1
                             393,253  Diageo PLC (5).................       4,490,170       4,104,391         0.3
                             135,700  Dixons Group PLC (42)..........       3,102,252       2,533,314         0.2
                              71,100  +Energis PLC (45)..............       1,924,296       1,694,726         0.1
                             106,600  Glaxo Wellcome PLC (37)........       3,406,317       2,960,741         0.2
                             109,300  HSBC Holdings PLC (3)..........       2,896,747       3,869,137         0.3
                             592,000  Hilton Group PLC (26)..........       3,116,948       2,345,582         0.2
                             409,900  Lloyds TSB Group PLC (3).......       5,514,261       5,553,506         0.4
                             147,600  The Peninsular and Oriental
                                        Steam Navigation
                                        Company (48).................       2,274,718       2,214,839         0.2
                             223,300  Reed International PLC (39)....       1,873,399       1,488,938         0.1
                             246,900  Shell Transport & Trading
                                        Company (ADR)(a) (35)........       9,383,859      11,449,988         0.8
                             306,000  +TeleWest Communications
                                        PLC (7)......................       1,329,637       1,371,496         0.1
                             126,400  Vodafone AirTouch PLC (45).....       2,345,863       2,489,132         0.2
--------------------------------------------------------------------------------------------------------------------
                                      TOTAL INVESTMENTS IN THE
                                      UNITED KINGDOM                       66,419,025      65,157,929         4.8
--------------------------------------------------------------------------------------------------------------------
                                      TOTAL FOREIGN STOCKS                289,392,641     308,787,560        22.6
--------------------------------------------------------------------------------------------------------------------
                           FACE
                          AMOUNT               FOREIGN BONDS
--------------------------------------------------------------------------------------------------------------------
GERMANY               [EURO]    7,000,000 BundesObligation, 4.75% due
                                        11/20/2001 (22)..............       8,491,846       7,437,107         0.5
                          14,991,962  Bundesrepublik Deutschland,
                                        4.75% due 7/04/2008 (22).....      18,706,397      15,275,644         1.2
--------------------------------------------------------------------------------------------------------------------
                                      TOTAL INVESTMENTS IN GERMANY         27,198,243      22,712,751         1.7
--------------------------------------------------------------------------------------------------------------------
UNITED KINGDOM        L    4,545,000  United Kingdom Treasury Gilt,
                                        7.25% due 12/07/2007 (22)....       8,565,462       8,083,568         0.6
--------------------------------------------------------------------------------------------------------------------
                                      TOTAL INVESTMENTS IN THE
                                      UNITED KINGDOM                        8,565,462       8,083,568         0.6
--------------------------------------------------------------------------------------------------------------------
                                      TOTAL FOREIGN BONDS                  35,763,705      30,796,319         2.3
--------------------------------------------------------------------------------------------------------------------
                                         US GOVERNMENT OBLIGATIONS
--------------------------------------------------------------------------------------------------------------------
US GOVERNMENT AGENCY                  Federal National Mortgage
OBLIGATIONS                             Association:
                      US$ 43,530,000      5.625% due 3/15/2001.......      43,643,926      43,455,128         3.2
                          38,400,000      5.125% due 2/13/2004.......      37,665,408      36,816,000         2.7
                          59,330,000      5.75% due 2/15/2008........      59,088,204      56,724,820         4.1
                          11,650,000      5.25% due 1/15/2009........      10,904,400      10,641,576         0.8
                          52,000,000      6.375% due 6/15/2009.......      51,915,240      51,561,120         3.8
--------------------------------------------------------------------------------------------------------------------
                                                                          203,217,178     199,198,644        14.6
--------------------------------------------------------------------------------------------------------------------
US GOVERNMENT             65,000,000  US Treasury Bonds, 6.625% due
OBLIGATIONS                             2/15/2027....................      74,009,250      68,645,850         5.0
--------------------------------------------------------------------------------------------------------------------
                                      TOTAL US GOVERNMENT OBLIGATIONS     277,226,428     267,844,494        19.6
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Multiple Strategy Portfolio
Schedule of Investments as of June 30, 1999  (Concluded)
--------------------------------------------------------------------------------

                           FACE                                                            VALUE        PERCENT OF
                          AMOUNT           SHORT-TERM SECURITIES            COST         (NOTE 1A)      NET ASSETS
--------------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER*     $    6,315,000  General Motors Acceptance
                                        Corp., 5.63% due 7/01/1999...  $    6,315,000  $    6,315,000         0.5%
--------------------------------------------------------------------------------------------------------------------
                                      TOTAL SHORT-TERM SECURITIES           6,315,000       6,315,000         0.5
--------------------------------------------------------------------------------------------------------------------
                                      TOTAL INVESTMENTS..............  $1,147,513,879   1,344,667,575        98.5
                                                                       --------------
                                                                       --------------
                                      UNREALIZED APPRECIATION ON
                                       FORWARD FOREIGN
                                       EXCHANGE CONTRACTS++..........                         110,155         0.0
                                      OTHER ASSETS LESS
                                      LIABILITIES....................                      20,182,361         1.5
                                                                                       --------------       -----
                                      NET ASSETS.....................                  $1,364,960,091       100.0%
                                                                                       --------------       -----
                                                                                       --------------       -----
--------------------------------------------------------------------------------------------------------------------

 (a) American Depositary Receipts (ADR).

  * Commercial Paper is traded on a discount basis; the interest rate shown reflects the discount rate paid at the time of purchase by the Fund.

  + Non-income producing security.

 ++ Forward foreign exchange contracts as of June 30, 1999 were as follows:

-----------------------------------------

                             UNREALIZED
FOREIGN         EXPIRATION  APPRECIATION
CURRENCY SOLD      DATE       (NOTE 1B)
-----------------------------------------
C$ 10,800,000   July 1999    $   110,155
-----------------------------------------
TOTAL UNREALIZED
APPRECIATION ON FORWARD
FOREIGN EXCHANGE
CONTRACTS--NET (US$
COMMITMENT--$7,420,640)      $   110,155
                            -------------
                            -------------
-----------------------------------------

+++ Corresponding industry groups for foreign stocks and bonds:

 (1) Appliances

 (2) Auto-Parts

 (3) Banking

 (4) Banking & Financial

 (5) Beverages

 (6) Building Products

 (7) Cable Television Services

 (8) Chemicals

 (9) Communication Equipment

(10) Computer Software

(11) Computers

(12) Construction

(13) Cosmetics & Toiletries

(14) Distribution

(15) Diversified

(16) Drugs

(17) Electronic Components

(18) Electronics

(19) Finance

(20) Food

(21) Glass

(22) Government (Bonds)

(23) Information Processing

(24) Insurance

(25) Investment Management

(26) Leisure

(27) Machine Tools & Machinery

(28) Machinery & Equipment

(29) Manufacturing

(30) Media-Communications

(31) Merchandising

(32) Metals & Mining

(33) Multi-Industry

(34) Multimedia

(35) Oil-Integrated

(36) Paper & Forest Products

(37) Pharmaceuticals

(38) Photography

(39) Publishing

(40) Real Estate

(41) Reinsurance

(42) Retail

(43) Semiconductors

(44) Steel

(45) Telecommunications

(46) Telephone-Integrated

(47) Tires & Rubber

(48) Transport Services

(49) Utilities

(50) Venture Capital

See Notes to Financial Statements.

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Natural Resources Portfolio
Schedule of Investments as of June 30, 1999
--------------------------------------------------------------------------------

                          SHARES                                                       VALUE (NOTE   PERCENT OF
INDUSTRIES                 HELD                    STOCKS                    COST          1A)       NET ASSETS
-----------------------------------------------------------------------------------------------------------------
ALUMINUM                     2,388  Alcoa Inc...........................  $    65,152  $   147,758         1.1%
-----------------------------------------------------------------------------------------------------------------
CANADIAN                     7,500  Alberta Energy Company Ltd..........      163,337      240,053         1.8
INDEPENDENTS                27,625  +Canadian Hunter Exploration Ltd....      191,251      414,992         3.1
                             5,968  +Northrock Resources Ltd............       48,377       62,596         0.5
                             9,500  +Rio Alto Exploration Ltd...........       89,981      143,676         1.1
                                                                          -----------  -----------       -----
                                                                              492,946      861,317         6.5
-----------------------------------------------------------------------------------------------------------------
CHEMICALS                    3,700  Air Products and Chemicals, Inc.....      106,111      148,925         1.1
                             4,100  Imperial Chemical Industries PLC
                                     (ADR)*.............................      199,100      162,975         1.2
                                                                          -----------  -----------       -----
                                                                              305,211      311,900         2.3
-----------------------------------------------------------------------------------------------------------------
COAL                         8,600  +CONSOL Energy Inc..................      127,171      103,200         0.8
-----------------------------------------------------------------------------------------------------------------
DIVERSIFIED RESOURCES       10,000  Asahi Glass Company, Limited........      120,000       64,887         0.5
COMPANIES                    3,400  Ashland Inc.........................      144,013      136,425         1.0
                                                                          -----------  -----------       -----
                                                                              264,013      201,312         1.5
-----------------------------------------------------------------------------------------------------------------
GOLD                        83,800  Acacia Resources Limited............      124,045       97,068         0.7
                            10,000  Ashanti Goldfields Company Ltd.
                                     (GDR)**............................      240,649       68,000         0.5
                            36,300  Delta Gold NL.......................       51,278       51,658         0.4
                            74,000  Normandy Mining Limited.............       83,790       49,274         0.4
                                                                          -----------  -----------       -----
                                                                              499,762      266,000         2.0
-----------------------------------------------------------------------------------------------------------------
METALS & MINING            218,698  +Centaur Mining and Exploration
                                     Limited............................      280,055       38,360         0.3
                             9,500  +Freeport-McMoRan Copper & Gold,
                                     Inc. (Class B).....................      134,681      170,406         1.2
                           173,700  M.I.M. Holdings Limited.............      199,265      123,020         0.9
                            23,612  Minsur SA...........................       55,784       50,283         0.4
                            11,800  Noranda, Inc........................      149,617      154,906         1.1
                             9,500  Outokumpu Oyj.......................      175,414      106,719         0.8
                             1,200  Phelps Dodge Corporation............       88,734       74,325         0.6
                               150  +Stillwater Mining Company..........        3,368        4,903         0.0
                            38,600  WMC Limited.........................      228,351      165,815         1.2
                            14,260  +Zimbabwe Platinum Mines Limited....        7,892        3,209         0.0
                                                                          -----------  -----------       -----
                                                                            1,323,161      891,946         6.5
-----------------------------------------------------------------------------------------------------------------
OIL & GAS PRODUCERS          4,200  Anadarko Petroleum Corporation......      113,180      154,613         1.1
                             9,500  Apache Corporation..................      272,864      370,500         2.7
                             3,700  +Barrett Resources Corporation......       59,942      141,988         1.0
                             5,140  Burlington Resources Inc............      167,528      222,305         1.6
                            12,100  Cabot Oil & Gas Corporation (Class
                                     A).................................      187,335      225,362         1.7
                             5,800  +Chieftain International, Inc.......      128,672      101,500         0.7
                             8,575  Devon Energy Corporation............      245,937      306,556         2.3
                            10,400  Enron Oil & Gas Company.............      213,195      210,600         1.6
                             5,979  Kerr-McGee Corporation..............      252,064      300,071         2.2
                            10,300  +Meridian Resource Corporation......       62,561       39,913         0.3
                             4,300  Texaco Inc..........................      242,400      268,750         2.0
                            13,700  Union Pacific Resources Group
                                     Inc................................      153,788      223,481         1.6
                             6,300  Unocal Corporation..................      217,289      249,638         1.8
                             4,700  Vastar Resources, Inc...............      198,399      246,456         1.8
                                                                          -----------  -----------       -----
                                                                            2,515,154    3,061,733        22.4
-----------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Natural Resources Portfolio
Schedule of Investments as of June 30, 1999  (Continued)
--------------------------------------------------------------------------------

                          SHARES                                                       VALUE (NOTE   PERCENT OF
INDUSTRIES                 HELD                    STOCKS                    COST          1A)       NET ASSETS
-----------------------------------------------------------------------------------------------------------------
OIL-INTEGRATED               2,700  Amerada Hess Corporation............  $   147,257  $   160,650         1.2%
                             1,380  BP Amoco PLC (ADR)*.................       52,654      149,730         1.1
                             4,300  Chevron Corporation.................      348,722      409,306         3.0
                             5,200  ENI SpA (ADR)*......................      249,494      312,000         2.3
                             1,900  Elf Aquitaine SA (ADR)*.............       69,655      139,769         1.0
                             1,600  Exxon Corporation...................      114,174      123,400         0.9
                             2,200  Mobil Corporation...................      173,244      217,800         1.6
                             4,100  Phillips Petroleum Company..........      183,553      206,281         1.5
                             2,400  Royal Dutch Petroleum Company (NY
                                     Registered Shares).................      133,019      144,600         1.1
                             3,200  Total, SA 'B'.......................      200,508      412,570         3.0
                             6,900  USX-Marathon Group..................      203,026      224,681         1.7
                                                                          -----------  -----------       -----
                                                                            1,875,306    2,500,787        18.4
-----------------------------------------------------------------------------------------------------------------
OIL SERVICES                 4,600  Baker Hughes Incorporated...........      136,320      154,100         1.1
                             3,600  Coflexip SA (ADR)*..................       73,320      157,500         1.2
                             4,100  +Cooper Cameron Corporation.........      145,477      151,956         1.1
                             5,200  Helmerich & Payne, Inc..............      129,702      123,825         0.9
                             3,700  McDermott International, Inc........      128,454      104,525         0.8
                             4,600  +Noble Drilling Corporation.........      141,944       90,563         0.7
                             5,500  +Stolt Comex Seaway, SA.............      136,371       59,469         0.4
                             3,050  +Stolt Comex Seaway, SA (ADR)*......       36,202       32,406         0.2
                             2,600  Transocean Offshore Inc.............       82,139       68,250         0.5
                             4,300  +Weatherford International, Inc.....      183,169      157,488         1.2
                                                                          -----------  -----------       -----
                                                                            1,193,098    1,100,082         8.1
-----------------------------------------------------------------------------------------------------------------
PAPER                       17,000  Abitibi-Consolidated Inc............      178,677      194,411         1.4
                             5,600  Aracruz Celulose SA (ADR)*..........       89,288      123,200         0.9
                            29,554  Nexfor Inc..........................      130,398      181,988         1.3
                            27,000  +Slocan Forest Products Ltd.........      272,565      195,493         1.4
                           121,200  Smurfit Jefferson Group PLC.........      319,692      286,408         2.1
                            11,225  +Smurfit-Stone Container
                                     Corporation........................      141,387      230,113         1.7
                            25,700  +St. Laurent Paperboard Inc.........      227,532      325,206         2.4
                            22,700  +Tembec Inc. 'A'....................      146,813      182,024         1.3
                             4,500  Westvaco Corporation................      123,913      130,500         1.0
                                                                          -----------  -----------       -----
                                                                            1,630,265    1,849,343        13.5
-----------------------------------------------------------------------------------------------------------------
PIPELINES                    3,500  Coastal Corporation.................      140,622      140,000         1.0
                             4,600  Equitable Resources, Inc............      139,472      173,650         1.3
                                                                          -----------  -----------       -----
                                                                              280,094      313,650         2.3
-----------------------------------------------------------------------------------------------------------------
PLANTATION                  73,000  Golden Hope Plantations Berhad
                                     (a)................................      131,880       62,626         0.5
                            70,000  Kuala Lumpur Kepong Berhad (a)......      111,705       95,789         0.7
                                                                          -----------  -----------       -----
                                                                              243,585      158,415         1.2
-----------------------------------------------------------------------------------------------------------------
REFINING                     3,100  Sun Co..............................       86,478       93,581         0.7
-----------------------------------------------------------------------------------------------------------------
STEEL                       21,700  LTV Corporation.....................      124,750      145,119         1.1
-----------------------------------------------------------------------------------------------------------------
WOOD                        10,100  +Riverside Forest Products
                                     Limited............................      132,596      118,578         0.9
-----------------------------------------------------------------------------------------------------------------
                                    TOTAL STOCKS                           11,158,742   12,124,721        89.3
-----------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Natural Resources Portfolio
Schedule of Investments as of June 30, 1999  (Concluded)
--------------------------------------------------------------------------------

                           FACE                                                        VALUE (NOTE   PERCENT OF
                          AMOUNT           SHORT-TERM SECURITIES             COST          1A)       NET ASSETS
-----------------------------------------------------------------------------------------------------------------
US GOVERNMENT AGENCY    $1,501,000  Student Loan Marketing Association,
OBLIGATIONS***                       4.60% due 7/01/1999................  $ 1,500,808  $ 1,500,808        11.1%
-----------------------------------------------------------------------------------------------------------------
                                    TOTAL SHORT-TERM SECURITIES             1,500,808    1,500,808        11.1
-----------------------------------------------------------------------------------------------------------------
                                    TOTAL INVESTMENTS...................  $12,659,550   13,625,529       100.4
                                                                          -----------
                                                                          -----------
                                    LIABILITIES IN EXCESS OF OTHER
                                     ASSETS.............................                   (54,586)      (0.4)
                                                                                       -----------       -----
                                    NET ASSETS..........................               $13,570,943       100.0%
                                                                                       -----------       -----
                                                                                       -----------       -----
-----------------------------------------------------------------------------------------------------------------

  * American Depositary Receipts (ADR).
 ** Global Depositary Receipts (GDR).
*** US Government Agency Obligations are traded on a discount basis; the interest rate shown reflects the discount rate paid at the time of purchase by the Portfolio.
  + Non-income producing security.
 (a) Effective February 16, 1999, the Portfolio's Board of Directors adopted a change in valuation for Malaysian securities. The Portfolio will utilize a Malaysian exchange rate of 3.80 and record an estimated exit tax on the value of any investments made before February 15, 1999, based upon its value as of August 31, 1998, in the amount of 30% through March 31, 1999, 20% from April 1, 1999 through May 31, 1999 and 10% from June 1, 1999 through August 31, 1999. These changes are due to the capital controls implemented by the Malaysian government, which froze the Malaysian ringgit at 3.80 until September 1, 1999 and initiated a tax at various rates, as described above, on any funds repatriated from Malaysia.

See Notes to Financial Statements.

                 (This page has been left blank intentionally.)

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Statements of Assets and Liabilities as of June 30, 1999
--------------------------------------------------------------------------------

                                                     CAPITAL          GLOBAL
                                   BALANCED           STOCK          STRATEGY
                                   PORTFOLIO        PORTFOLIO        PORTFOLIO
--------------------------------------------------------------------------------
ASSETS:
Investments, at value* (Note
  1a).........................   $ 121,729,833    $ 385,303,827    $ 216,341,684
Cash..........................             480               --               --
Foreign cash (Note 1g)........              --           15,276          152,703
Unrealized appreciation on
  forward foreign exchange
  contracts (Note 1f).........              --           66,807           39,778
Receivable for securities
  sold........................         938,415        5,078,559        4,120,745
Interest receivable...........         798,550               --        1,041,848
Dividends receivable..........          42,817          224,288          214,633
Receivable for capital shares
  sold........................          33,189           20,501          169,019
Receivable for forward foreign
  exchange contracts (Note
  1f).........................              --          159,251           40,811
Prepaid expenses and other
  assets (Note 1e)............           5,763           14,079           73,132
                                 -------------    -------------    -------------
  Total assets................     123,549,047      390,882,588      222,194,353
                                 -------------    -------------    -------------
LIABILITIES:
Payable for securities
  purchased...................         760,694        4,907,172        1,648,402
Payable for capital shares
  redeemed....................             739          263,221          148,727
Payable to investment adviser
  (Note 2)....................          35,252          108,197           63,266
Payable for forward foreign
  exchange contracts (Note
  1f).........................              --           57,660          267,714
Accrued expenses and other
  liabilities.................          23,180          341,894          833,591
                                 -------------    -------------    -------------
  Total liabilities...........         819,865        5,678,144        2,961,700
                                 -------------    -------------    -------------
NET ASSETS....................   $ 122,729,182    $ 385,204,444    $ 219,232,653
                                 -------------    -------------    -------------
                                 -------------    -------------    -------------
NET ASSETS CONSIST OF:
Common Stock, $0.10 par
  value+......................   $     798,869    $   1,381,796    $   1,334,687
Paid-in capital in excess of
  par.........................     101,553,283      265,817,977      182,167,474
Undistributed
  (overdistributed) investment
  income (loss) -- net........       1,729,107        1,278,190         (823,220)
Undistributed (accumulated)
  realized capital gains
  (losses) on investments and
  foreign currency
  transactions -- net (Note
  5)..........................       4,383,351       26,068,882       13,061,322
Unrealized appreciation
  (depreciation) on
  investments and foreign
  currency transactions --
  net.........................      14,264,572       90,657,599       23,492,390
                                 -------------    -------------    -------------
NET ASSETS....................   $ 122,729,182    $ 385,204,444    $ 219,232,653
                                 -------------    -------------    -------------
                                 -------------    -------------    -------------
Capital shares outstanding....       7,988,692       13,817,965       13,346,874
                                 -------------    -------------    -------------
                                 -------------    -------------    -------------
Net asset value, offering and
  redemption price per
  share.......................   $       15.36    $       27.88    $       16.43
                                 -------------    -------------    -------------
                                 -------------    -------------    -------------
*Identified cost..............   $ 107,465,261    $ 294,712,190    $ 192,819,986
                                 -------------    -------------    -------------
                                 -------------    -------------    -------------
+Authorized shares............     100,000,000      100,000,000      100,000,000
                                 -------------    -------------    -------------
                                 -------------    -------------    -------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                   INTERMEDIATE       LONG TERM
                                    GROWTH            HIGH          GOVERNMENT        CORPORATE          MONEY
                                     STOCK            YIELD            BOND             BOND            RESERVE
                                   PORTFOLIO        PORTFOLIO        PORTFOLIO        PORTFOLIO        PORTFOLIO
-------------------------------------------------------------------------------------------------------------------
ASSETS:
Investments, at value* (Note
  1a).........................   $ 515,842,942    $ 105,223,764    $ 257,682,136    $ 125,314,650    $  569,209,954
Cash..........................              --              831              726              128             2,372
Foreign cash (Note 1g)........              --               --               --               --                --
Unrealized appreciation on
  forward foreign exchange
  contracts (Note 1f).........              --               --               --               --                --
Receivable for securities
  sold........................       5,198,621            2,000                6        3,026,979                --
Interest receivable...........              --        2,291,245        2,634,487        2,057,512         3,425,713
Dividends receivable..........         567,627           56,766               --               --                --
Receivable for capital shares
  sold........................         505,613           14,192            4,829           13,683           114,536
Receivable for forward foreign
  exchange contracts (Note
  1f).........................              --               --               --               --                --
Prepaid expenses and other
  assets (Note 1e)............          20,326            6,439           12,431            6,697            31,187
                                 -------------    -------------    -------------    -------------    --------------
  Total assets................     522,135,129      107,595,237      260,334,615      130,419,649       572,783,762
                                 -------------    -------------    -------------    -------------    --------------
LIABILITIES:
Payable for securities
  purchased...................              --           40,594       29,634,013        3,110,763         2,999,100
Payable for capital shares
  redeemed....................         212,078          488,299          155,872           38,087         1,011,669
Payable to investment adviser
  (Note 2)....................         145,910           31,901           67,607           37,222           152,803
Payable for forward foreign
  exchange contracts (Note
  1f).........................              --               --               --               --                --
Accrued expenses and other
  liabilities.................          89,187           28,617           41,161           25,968            78,420
                                 -------------    -------------    -------------    -------------    --------------
  Total liabilities...........         447,175          589,411       29,898,653        3,212,040         4,241,992
                                 -------------    -------------    -------------    -------------    --------------
NET ASSETS....................   $ 521,687,954    $ 107,005,826    $ 230,435,962    $ 127,207,609    $  568,541,770
                                 -------------    -------------    -------------    -------------    --------------
                                 -------------    -------------    -------------    -------------    --------------
NET ASSETS CONSIST OF:
Common Stock, $0.10 par
  value+......................   $   1,422,718    $   1,383,691    $   2,136,169    $   1,131,656    $   56,911,945
Paid-in capital in excess of
  par.........................     333,697,730      126,020,011      238,386,101      129,786,734       512,207,503
Undistributed
  (overdistributed) investment
  income (loss) -- net........       2,412,493          975,327        1,212,868          750,371                --
Undistributed (accumulated)
  realized capital gains
  (losses) on investments and
  foreign currency
  transactions -- net (Note
  5)..........................      51,434,500       (7,043,257)      (7,683,875)        (191,062)               --
Unrealized appreciation
  (depreciation) on
  investments and foreign
  currency transactions --
  net.........................     132,720,513      (14,329,946)      (3,615,301)      (4,270,090)         (577,678)
                                 -------------    -------------    -------------    -------------    --------------
NET ASSETS....................   $ 521,687,954    $ 107,005,826    $ 230,435,962    $ 127,207,609    $  568,541,770
                                 -------------    -------------    -------------    -------------    --------------
                                 -------------    -------------    -------------    -------------    --------------
Capital shares outstanding....      14,227,178       13,836,907       21,361,691       11,316,566       569,119,447
                                 -------------    -------------    -------------    -------------    --------------
                                 -------------    -------------    -------------    -------------    --------------
Net asset value, offering and
  redemption price per
  share.......................   $       36.67    $        7.73    $       10.79    $       11.24    $         1.00
                                 -------------    -------------    -------------    -------------    --------------
                                 -------------    -------------    -------------    -------------    --------------
*Identified cost..............   $ 383,122,429    $ 119,553,710    $ 261,297,437    $ 129,584,740    $  569,787,632
                                 -------------    -------------    -------------    -------------    --------------
                                 -------------    -------------    -------------    -------------    --------------
+Authorized shares............     100,000,000      100,000,000      100,000,000      100,000,000     2,000,000,000
                                 -------------    -------------    -------------    -------------    --------------
                                 -------------    -------------    -------------    -------------    --------------


                                   MULTIPLE          NATURAL
                                   STRATEGY         RESOURCES
                                   PORTFOLIO        PORTFOLIO
------------------------------
ASSETS:
Investments, at value* (Note
  1a).........................  $ 1,344,667,575    $ 13,625,529
Cash..........................               --             897
Foreign cash (Note 1g)........          141,502             318
Unrealized appreciation on
  forward foreign exchange
  contracts (Note 1f).........          110,155              --
Receivable for securities
  sold........................       27,320,111              --
Interest receivable...........        5,906,895              --
Dividends receivable..........          972,830          23,305
Receivable for capital shares
  sold........................           13,380              --
Receivable for forward foreign
  exchange contracts (Note
  1f).........................          167,680              --
Prepaid expenses and other
  assets (Note 1e)............           67,461             703
                                ---------------    ------------
  Total assets................    1,379,367,589      13,650,752
                                ---------------    ------------
LIABILITIES:
Payable for securities
  purchased...................       12,808,195              --
Payable for capital shares
  redeemed....................          150,850          47,739
Payable to investment adviser
  (Note 2)....................          389,727           3,925
Payable for forward foreign
  exchange contracts (Note
  1f).........................          439,865              --
Accrued expenses and other
  liabilities.................          618,861          28,145
                                ---------------    ------------
  Total liabilities...........       14,407,498          79,809
                                ---------------    ------------
NET ASSETS....................  $ 1,364,960,091    $ 13,570,943
                                ---------------    ------------
                                ---------------    ------------
NET ASSETS CONSIST OF:
Common Stock, $0.10 par
  value+......................  $     7,622,432    $    163,802
Paid-in capital in excess of
  par.........................    1,085,299,361      15,524,290
Undistributed
  (overdistributed) investment
  income (loss) -- net........       12,353,254         111,776
Undistributed (accumulated)
  realized capital gains
  (losses) on investments and
  foreign currency
  transactions -- net (Note
  5)..........................       62,525,872      (3,182,548)
Unrealized appreciation
  (depreciation) on
  investments and foreign
  currency transactions --
  net.........................      197,159,172         953,623
                                ---------------    ------------
NET ASSETS....................  $ 1,364,960,091    $ 13,570,943
                                ---------------    ------------
                                ---------------    ------------
Capital shares outstanding....       76,224,317       1,638,022
                                ---------------    ------------
                                ---------------    ------------
Net asset value, offering and
  redemption price per
  share.......................  $         17.91    $       8.28
                                ---------------    ------------
                                ---------------    ------------
*Identified cost..............  $ 1,147,513,879    $ 12,659,550
                                ---------------    ------------
                                ---------------    ------------
+Authorized shares............      300,000,000     100,000,000
                                ---------------    ------------
                                ---------------    ------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Statements of Operations for the Six Months Ended June 30, 1999
--------------------------------------------------------------------------------

                                                  CAPITAL          GLOBAL
                                  BALANCED         STOCK          STRATEGY
                                  PORTFOLIO      PORTFOLIO       PORTFOLIO
----------------------------------------------------------------------------
INVESTMENT INCOME (NOTES 1C &
  1D):
Interest and discount
  earned*.....................   $ 1,662,200    $    200,988    $  1,480,773
Dividends*....................       294,940       1,728,969       1,326,472
Other income..................            --              --              --
                                 -----------    ------------    ------------
Total income..................     1,957,140       1,929,957       2,807,245
                                 -----------    ------------    ------------
EXPENSES:
Investment advisory fees (Note
  2)..........................       193,816         583,476         357,838
Custodian fees................         9,923          29,264          73,009
Accounting services (Note
  2)..........................        12,280          33,269          22,378
Professional fees.............         4,931          10,217           7,888
Printing and shareholder
  reports.....................         1,433           1,162           2,934
Registration fees (Note 1e)...         1,517           3,644              --
Transfer agent fees (Note
  2)..........................         2,587           2,309           2,682
Pricing services..............           254           1,197             922
Directors' fees and
  expenses....................           417           1,112             823
Other.........................           876           2,537             251
                                 -----------    ------------    ------------
Total expenses before
  reimbursement...............       228,034         668,187         468,725
Reimbursement of expenses
  (Note 2)....................            --              --              --
                                 -----------    ------------    ------------
Expenses after
  reimbursement...............       228,034         668,187         468,725
                                 -----------    ------------    ------------
Investment income -- net......     1,729,106       1,261,770       2,338,520
                                 -----------    ------------    ------------
REALIZED & UNREALIZED GAIN
  (LOSS) ON INVESTMENTS &
  FOREIGN CURRENCY
  TRANSACTIONS -- NET (NOTES
  1D, 1F, 1G & 3):
Realized gain (loss) on
  investments -- net..........     4,446,130      26,969,018      10,199,425
Realized gain (loss) on
  foreign currency
  transactions -- net.........            --         207,330         888,748
Change in unrealized
  appreciation/depreciation on
  investments -- net..........      (732,382)     17,172,647      (2,698,072)
Change in unrealized
  appreciation/depreciation on
  foreign currency
  transactions -- net.........            --         112,865         (94,842)
                                 -----------    ------------    ------------
Total realized and unrealized
  gain (loss) on investments
  and foreign currency
  transactions -- net.........     3,713,748      44,461,860       8,295,259
                                 -----------    ------------    ------------
NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM
  OPERATIONS..................   $ 5,442,854    $ 45,723,630    $ 10,633,779
                                 -----------    ------------    ------------
                                 -----------    ------------    ------------
*Net of foreign withholding
  tax.........................   $     1,567    $     42,073    $    142,729
                                 -----------    ------------    ------------
                                 -----------    ------------    ------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                 INTERMEDIATE      LONG TERM
                                    GROWTH           HIGH         GOVERNMENT       CORPORATE         MONEY          MULTIPLE
                                    STOCK           YIELD            BOND             BOND          RESERVE         STRATEGY
                                  PORTFOLIO       PORTFOLIO        PORTFOLIO       PORTFOLIO       PORTFOLIO        PORTFOLIO
-------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME (NOTES 1C &
  1D):
Interest and discount
  earned*.....................   $    427,070    $  5,641,370    $  7,555,410     $  4,355,307    $ 14,117,325    $  10,059,332
Dividends*....................      2,873,264         481,668              --               --              --        6,532,811
Other income..................             --          31,786          44,688            2,000              --            2,251
                                 ------------    ------------    -------------    ------------    ------------    -------------
Total income..................      3,300,334       6,154,824       7,600,098        4,357,307      14,117,325       16,594,394
                                 ------------    ------------    -------------    ------------    ------------    -------------
EXPENSES:
Investment advisory fees (Note
  2)..........................        787,317         190,165         381,471          209,475         906,027        2,153,262
Custodian fees................         18,923          11,193          13,623            9,583          18,213          197,075
Accounting services (Note
  2)..........................         50,336          10,824          22,864           12,972          53,771          126,814
Professional fees.............         12,973           5,523           7,521            5,116          15,372           31,786
Printing and shareholder
  reports.....................          5,254           1,479           2,338            1,398           4,465           15,652
Registration fees (Note 1e)...          6,579              --           1,520              394           6,385           10,457
Transfer agent fees (Note
  2)..........................          2,533           2,682           2,417            2,490           2,257            2,500
Pricing services..............            419           4,321             949            3,546              --            2,118
Directors' fees and
  expenses....................          1,523             473             804              453           1,762            4,475
Other.........................          2,070             893           1,399              893           3,316            8,719
                                 ------------    ------------    -------------    ------------    ------------    -------------
Total expenses before
  reimbursement...............        887,927         227,553         434,906          246,320       1,011,568        2,552,858
Reimbursement of expenses
  (Note 2)....................             --              --              --               --              --               --
                                 ------------    ------------    -------------    ------------    ------------    -------------
Expenses after
  reimbursement...............        887,927         227,553         434,906          246,320       1,011,568        2,552,858
                                 ------------    ------------    -------------    ------------    ------------    -------------
Investment income -- net......      2,412,407       5,927,271       7,165,192        4,110,987      13,105,757       14,041,536
                                 ------------    ------------    -------------    ------------    ------------    -------------
REALIZED & UNREALIZED GAIN
  (LOSS) ON INVESTMENTS &
  FOREIGN CURRENCY
  TRANSACTIONS -- NET (NOTES
  1D, 1F, 1G & 3):
Realized gain (loss) on
  investments -- net..........     51,434,606        (568,456)     (2,006,019)          61,375          28,160       57,088,552
Realized gain (loss) on
  foreign currency
  transactions -- net.........             --              --              --               --              --        6,081,560
Change in unrealized
  appreciation/depreciation on
  investments -- net..........     13,834,660      (1,436,421)     (9,277,735)      (7,640,597)       (513,962)      23,216,161
Change in unrealized
  appreciation/depreciation on
  foreign currency
  transactions -- net.........             --              --              --               --              --          (85,021)
                                 ------------    ------------    -------------    ------------    ------------    -------------
Total realized and unrealized
  gain (loss) on investments
  and foreign currency
  transactions -- net.........     65,269,266      (2,004,877)    (11,283,754)      (7,579,222)       (485,802)      86,301,252
                                 ------------    ------------    -------------    ------------    ------------    -------------
NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM
  OPERATIONS..................   $ 67,681,673    $  3,922,394    $ (4,118,562)    $ (3,468,235)   $ 12,619,955    $ 100,342,788
                                 ------------    ------------    -------------    ------------    ------------    -------------
                                 ------------    ------------    -------------    ------------    ------------    -------------
*Net of foreign withholding
  tax.........................   $    110,359              --              --               --              --    $     514,141
                                 ------------    ------------    -------------    ------------    ------------    -------------
                                 ------------    ------------    -------------    ------------    ------------    -------------


                                  NATURAL
                                 RESOURCES
                                 PORTFOLIO
------------------------------
INVESTMENT INCOME (NOTES 1C &
  1D):
Interest and discount
  earned*.....................  $     44,695
Dividends*....................        99,206
Other income..................            --
                                ------------
Total income..................       143,901
                                ------------
EXPENSES:
Investment advisory fees (Note
  2)..........................        20,418
Custodian fees................         8,658
Accounting services (Note
  2)..........................         2,074
Professional fees.............         2,496
Printing and shareholder
  reports.....................            55
Registration fees (Note 1e)...            --
Transfer agent fees (Note
  2)..........................         2,763
Pricing services..............            --
Directors' fees and
  expenses....................            --
Other.........................            --
                                ------------
Total expenses before
  reimbursement...............        36,464
Reimbursement of expenses
  (Note 2)....................        (4,954)
                                ------------
Expenses after
  reimbursement...............        31,510
                                ------------
Investment income -- net......       112,391
                                ------------
REALIZED & UNREALIZED GAIN
  (LOSS) ON INVESTMENTS &
  FOREIGN CURRENCY
  TRANSACTIONS -- NET (NOTES
  1D, 1F, 1G & 3):
Realized gain (loss) on
  investments -- net..........    (1,173,701)
Realized gain (loss) on
  foreign currency
  transactions -- net.........          (854)
Change in unrealized
  appreciation/depreciation on
  investments -- net..........     3,737,911
Change in unrealized
  appreciation/depreciation on
  foreign currency
  transactions -- net.........       (12,566)
                                ------------
Total realized and unrealized
  gain (loss) on investments
  and foreign currency
  transactions -- net.........     2,550,790
                                ------------
NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM
  OPERATIONS..................  $  2,663,181
                                ------------
                                ------------
*Net of foreign withholding
  tax.........................  $      7,515
                                ------------
                                ------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                       BALANCED PORTFLOIO             CAPITAL STOCK PORTFOLIO
                                 ------------------------------    ------------------------------
                                    FOR THE          FOR THE          FOR THE          FOR THE
                                  SIX MONTHS          YEAR          SIX MONTHS          YEAR
                                     ENDED            ENDED            ENDED            ENDED
INCREASE (DECREASE) IN NET         JUNE 30,       DECEMBER 31,       JUNE 30,       DECEMBER 31,
ASSETS:                              1999             1998             1999             1998
-------------------------------------------------------------------------------------------------
OPERATIONS:
Investment income -- net......   $   1,729,106    $  3,102,582     $   1,261,770    $  3,543,943
Realized gain (loss) on
  investments and foreign
  currency transactions --
  net.........................       4,446,130       7,853,487        27,176,348      27,364,944
Change in unrealized
  appreciation/depreciation on
  investments -- net..........        (732,382)      3,434,242        17,172,647      17,602,882
Change in unrealized
  appreciation/depreciation on
  foreign currency
  transactions -- net.........              --              --           112,865         (49,325)
                                 -------------    -------------    -------------    -------------
Net increase (decrease) in net
  assets resulting from
  operations..................       5,442,854      14,390,311        45,723,630      48,462,444
                                 -------------    -------------    -------------    -------------
DIVIDENDS & DISTRIBUTIONS TO
  SHAREHOLDERS (NOTE 1H):
Investment income -- net......      (3,102,580)     (3,524,792)       (2,953,929)     (6,269,261)
Realized gain on investments
  -- net......................      (7,824,024)     (6,923,679)      (28,861,052)    (36,415,502)
                                 -------------    -------------    -------------    -------------
Net decrease in net assets
  resulting from dividends
  and distributions to
  shareholders................     (10,926,604)    (10,448,471)      (31,814,981)    (42,684,763)
                                 -------------    -------------    -------------    -------------
CAPITAL SHARE TRANSACTIONS
  (NOTE 4):
Net increase (decrease) in net
  assets derived from
  capital share
  transactions................       9,138,447       6,808,627        14,698,347      15,017,332
                                 -------------    -------------    -------------    -------------
NET ASSETS:
Total increase (decrease) in
  net assets..................       3,654,697      10,750,467        28,606,996      20,795,013
Beginning of period...........     119,074,485     108,324,018       356,597,448     335,802,435
                                 -------------    -------------    -------------    -------------
End of period*................   $ 122,729,182    $119,074,485     $ 385,204,444    $356,597,448
                                 -------------    -------------    -------------    -------------
                                 -------------    -------------    -------------    -------------
*Undistributed
  (overdistributed) investment
  income (loss) -- net........   $   1,729,107    $  3,102,581     $   1,278,190    $  2,970,349
                                 -------------    -------------    -------------    -------------
                                 -------------    -------------    -------------    -------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                   GLOBAL STRATEGY PORTFOLIO           GROWTH STOCK PORTFOLIO             HIGH YIELD PORTFOLIO
                                 ------------------------------    ------------------------------    ------------------------------
                                    FOR THE          FOR THE          FOR THE          FOR THE          FOR THE          FOR THE
                                  SIX MONTHS          YEAR          SIX MONTHS          YEAR          SIX MONTHS          YEAR
                                     ENDED            ENDED            ENDED            ENDED            ENDED            ENDED
                                   JUNE 30,       DECEMBER 31,       JUNE 30,       DECEMBER 31,       JUNE 30,       DECEMBER 31,
                                     1999             1998             1999             1998             1999             1998
-----------------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
Investment income -- net......   $   2,338,520    $  6,679,586     $   2,412,407    $  2,333,481     $   5,927,271    $ 13,245,621
Realized gain (loss) on
  investments and foreign
  currency transactions --
  net.........................      11,088,173         923,052        51,434,606      57,447,732          (568,456)     (5,883,144)
Change in unrealized
  appreciation/depreciation on
  investments -- net..........      (2,698,072)     13,588,593        13,834,660      65,374,802        (1,436,421)    (12,768,024)
Change in unrealized
  appreciation/depreciation on
  foreign currency
  transactions -- net.........         (94,842)        129,561                --              --                --              --
                                 -------------    -------------    -------------    -------------    -------------    -------------
Net increase (decrease) in net
  assets resulting from
  operations..................      10,633,779      21,320,792        67,681,673     125,156,015         3,922,394      (5,405,547)
                                 -------------    -------------    -------------    -------------    -------------    -------------
DIVIDENDS & DISTRIBUTIONS TO
  SHAREHOLDERS (NOTE 1H):
Investment income -- net......      (3,340,044)     (9,908,154)       (2,331,459)     (2,484,030)       (6,005,606)    (13,357,566)
Realized gain on investments
  -- net......................      (1,724,549)    (30,525,752)      (57,447,200)    (61,563,233)               --              --
                                 -------------    -------------    -------------    -------------    -------------    -------------
Net decrease in net assets
  resulting from dividends
  and distributions to
  shareholders................      (5,064,593)    (40,433,906)      (59,778,659)    (64,047,263)       (6,005,606)    (13,357,566)
                                 -------------    -------------    -------------    -------------    -------------    -------------
CAPITAL SHARE TRANSACTIONS
  (NOTE 4):
Net increase (decrease) in net
  assets derived from
  capital share
  transactions................     (17,480,605)      1,752,536        57,556,630      62,096,529        (7,521,313)     (8,390,914)
                                 -------------    -------------    -------------    -------------    -------------    -------------
NET ASSETS:
Total increase (decrease) in
  net assets..................     (11,911,419)    (17,360,578)       65,459,644     123,205,281        (9,604,525)    (27,154,027)
Beginning of period...........     231,144,072     248,504,650       456,228,310     333,023,029       116,610,351     143,764,378
                                 -------------    -------------    -------------    -------------    -------------    -------------
End of period*................   $ 219,232,653    $231,144,072     $ 521,687,954    $456,228,310     $ 107,005,826    $116,610,351
                                 -------------    -------------    -------------    -------------    -------------    -------------
                                 -------------    -------------    -------------    -------------    -------------    -------------
*Undistributed
  (overdistributed) investment
  income (loss) -- net........   $    (823,220)   $    178,304     $   2,412,493    $  2,331,545     $     975,327    $  1,053,662
                                 -------------    -------------    -------------    -------------    -------------    -------------
                                 -------------    -------------    -------------    -------------    -------------    -------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Statements of Changes in Net Assets  (Concluded)
--------------------------------------------------------------------------------

                                 INTERMEDIATE GOVERNMENT         LONG TERM CORPORATE
                                      BOND PORTFOLIO                BOND PORTFOLIO
                               ----------------------------  ----------------------------
                                  FOR THE        FOR THE        FOR THE        FOR THE
                                SIX MONTHS        YEAR        SIX MONTHS        YEAR
                                   ENDED          ENDED          ENDED          ENDED
INCREASE (DECREASE) IN NET       JUNE 30,     DECEMBER 31,     JUNE 30,     DECEMBER 31,
ASSETS:                            1999           1998           1999           1998
-----------------------------------------------------------------------------------------
OPERATIONS:
Investment income -- net...... $   7,165,192  $ 14,537,865   $   4,110,987  $  8,111,343
Realized gain (loss) on
  investments and foreign
  currency transactions --
  net.........................    (2,006,019)    3,351,865          61,375     1,387,596
Change in unrealized
  appreciation/depreciation on
  investments and foreign --
  net.........................    (9,277,735)    1,409,484      (7,640,597)      778,418
Change in unrealized
  appreciation/depreciation on
  foreign currency
  transactions -- net.........            --            --              --            --
                               -------------  -------------  -------------  -------------
Net increase (decrease) in net
  assets resulting from
  operations..................    (4,118,562)   19,299,214      (3,468,235)   10,277,357
                               -------------  -------------  -------------  -------------
DIVIDENDS & DISTRIBUTIONS TO
  SHAREHOLDERS (NOTE 1H):
Investment income -- net......    (7,223,333)  (14,551,966)     (4,051,273)   (8,233,350)
Realized gain on investments
  -- net......................            --            --              --            --
                               -------------  -------------  -------------  -------------
Net decrease in net assets
  resulting from dividends
  and distributions to
  shareholders................    (7,223,333)  (14,551,966)     (4,051,273)   (8,233,350)
                               -------------  -------------  -------------  -------------
CAPITAL SHARE TRANSACTIONS
  (NOTE 4):
Net increase (decrease) in net
  assets derived from
  capital share
  transactions................     1,195,236    13,623,838       2,998,022     4,938,990
                               -------------  -------------  -------------  -------------
NET ASSETS:
Total increase (decrease) in
  net assets..................   (10,146,659)   18,371,086      (4,521,486)    6,982,997
Beginning of period...........   240,582,621   222,211,535     131,729,095   124,746,098
                               -------------  -------------  -------------  -------------
End of period*................ $ 230,435,962  $240,582,621   $ 127,207,609  $131,729,095
                               -------------  -------------  -------------  -------------
                               -------------  -------------  -------------  -------------
*Undistributed investment
  income -- net............... $   1,212,868  $  1,271,009   $     750,371  $    690,657
                               -------------  -------------  -------------  -------------
                               -------------  -------------  -------------  -------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                                                  NATURAL RESOURCES
                                 MONEY RESERVE PORTFOLIO       MULTIPLE STRATEGY PORTFOLIO            PORTFOLIO
                               ----------------------------  -------------------------------  --------------------------
                                  FOR THE        FOR THE        FOR THE          FOR THE        FOR THE       FOR THE
                                SIX MONTHS        YEAR         SIX MONTHS         YEAR         SIX MONTHS       YEAR
                                   ENDED          ENDED          ENDED            ENDED          ENDED         ENDED
                                 JUNE 30,     DECEMBER 31,      JUNE 30,      DECEMBER 31,      JUNE 30,    DECEMBER 31,
                                   1999           1998            1999            1998            1999          1998
------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
Investment income -- net...... $  13,105,757  $ 29,005,190   $   14,041,536  $    32,701,556  $    112,391  $   283,101
Realized gain (loss) on
  investments and foreign
  currency transactions --
  net.........................        28,160        96,424       63,170,112       80,774,994    (1,174,555)  (1,297,578)
Change in unrealized
  appreciation/depreciation on
  investments and foreign --
  net.........................      (513,962)      (73,248)      23,216,161       23,078,285     3,737,911     (899,578)
Change in unrealized
  appreciation/depreciation on
  foreign currency
  transactions -- net.........            --            --          (85,021)         161,413       (12,566)         561
                               -------------  -------------  --------------  ---------------  ------------  ------------
Net increase (decrease) in net
  assets resulting from
  operations..................    12,619,955    29,028,366      100,342,788      136,716,248     2,663,181   (1,913,494)
                               -------------  -------------  --------------  ---------------  ------------  ------------
DIVIDENDS & DISTRIBUTIONS TO
  SHAREHOLDERS (NOTE 1H):
Investment income -- net......   (13,105,757)  (29,005,190)     (25,924,007)     (40,282,464)     (254,695)    (392,711)
Realized gain on investments
  -- net......................       (28,160)      (96,424)     (88,511,580)    (140,628,156)           --           --
                               -------------  -------------  --------------  ---------------  ------------  ------------
Net decrease in net assets
  resulting from dividends
  and distributions to
  shareholders................   (13,133,917)  (29,101,614)    (114,435,587)    (180,910,620)     (254,695)    (392,711)
                               -------------  -------------  --------------  ---------------  ------------  ------------
CAPITAL SHARE TRANSACTIONS
  (NOTE 4):
Net increase (decrease) in net
  assets derived from
  capital share
  transactions................    (9,746,696)   53,158,315       38,800,198       54,916,060      (601,872)  (3,281,405)
                               -------------  -------------  --------------  ---------------  ------------  ------------
NET ASSETS:
Total increase (decrease) in
  net assets..................   (10,260,658)   53,085,067       24,707,399       10,721,688     1,806,614   (5,587,610)
Beginning of period...........   578,802,428   525,717,361    1,340,252,692    1,329,531,004    11,764,329   17,351,939
                               -------------  -------------  --------------  ---------------  ------------  ------------
End of period*................ $ 568,541,770  $578,802,428   $1,364,960,091  $ 1,340,252,692  $ 13,570,943  $11,764,329
                               -------------  -------------  --------------  ---------------  ------------  ------------
                               -------------  -------------  --------------  ---------------  ------------  ------------
*Undistributed investment
  income -- net...............            --            --   $   12,353,254  $    24,235,725  $    111,776  $   254,080
                               -------------  -------------  --------------  ---------------  ------------  ------------
                               -------------  -------------  --------------  ---------------  ------------  ------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Financial Highlights
--------------------------------------------------------------------------------

                                               BALANCED PORTFOLIO
                                ------------------------------------------------
                                FOR THE
                                  SIX
                                 MONTHS      FOR THE YEAR ENDED DECEMBER 31,
                                 ENDED    --------------------------------------
INCREASE (DECREASE) IN NET      JUNE 30,
ASSET VALUE:                      1999      1998      1997      1996      1995
--------------------------------------------------------------------------------
THE FOLLOWING PER SHARE DATA
AND RATIOS HAVE BEEN DERIVED
FROM INFORMATION PROVIDED IN
THE FINANCIAL STATEMENTS.
PER SHARE OPERATING
  PERFORMANCE:
Net asset value, beginning of
  period......................  $16.18    $  15.78  $  15.36  $  14.86  $  13.27
                                --------  --------  --------  --------  --------
Investment income -- net......     .22         .42       .51       .54       .60
Realized and unrealized gain
  on investments and foreign
  currency transactions --
  net.........................     .44        1.52      1.76       .83      2.07
                                --------  --------  --------  --------  --------
Total from investment
  operations..................     .66        1.94      2.27      1.37      2.67
                                --------  --------  --------  --------  --------
LESS DIVIDENDS AND
  DISTRIBUTIONS:
Investment income -- net......    (.42  )     (.51)     (.27)     (.57)     (.62)
Realized gain on investments
  -- net......................   (1.06  )    (1.03)    (1.58)     (.30)     (.46)
                                --------  --------  --------  --------  --------
Total dividends and
  distributions...............   (1.48  )    (1.54)    (1.85)     (.87)    (1.08)
                                --------  --------  --------  --------  --------
Net asset value, end of
  period......................  $15.36    $  16.18  $  15.78  $  15.36  $  14.86
                                --------  --------  --------  --------  --------
                                --------  --------  --------  --------  --------
TOTAL INVESTMENT RETURN:**
Based on net asset value per
  share.......................   4.56%  ++   13.45%   16.93%     9.76%    21.59%
                                --------  --------  --------  --------  --------
                                --------  --------  --------  --------  --------
RATIOS TO AVERAGE NET ASSETS:
Expenses......................    .38%  *     .38%      .39%      .39%      .38%
                                --------  --------  --------  --------  --------
                                --------  --------  --------  --------  --------
Investment income -- net......   2.89%  *    2.73%     3.40%     3.63%     4.47%
                                --------  --------  --------  --------  --------
                                --------  --------  --------  --------  --------
SUPPLEMENTAL DATA:
Net assets, end of period (in
  thousands)..................  $122,729  $119,074  $108,324  $ 98,853  $ 97,181
                                --------  --------  --------  --------  --------
                                --------  --------  --------  --------  --------
Portfolio turnover............  58.76%     106.73%   143.20%   234.79%    32.92%
                                --------  --------  --------  --------  --------
                                --------  --------  --------  --------  --------

  *  Annualized.
 **  Total investment returns exclude insurance-related fees and expenses.
  +  Based on average shares outstanding.
 ++  Aggregrate total investment return.

See Notes to Financial Statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                            CAPITAL STOCK PORTFOLIO                          GLOBAL STRATEGY PORTFOLIO
                                ------------------------------------------------  ------------------------------------------------
                                FOR THE                                           FOR THE
                                  SIX                                               SIX
                                 MONTHS      FOR THE YEAR ENDED DECEMBER 31,       MONTHS      FOR THE YEAR ENDED DECEMBER 31,
                                 ENDED    --------------------------------------   ENDED    --------------------------------------
                                JUNE 30,                                          JUNE 30,
                                 1999+     1998+     1997+     1996+      1995     1999+     1998+     1997+     1996+      1995
----------------------------------------------------------------------------------------------------------------------------------
THE FOLLOWING PER SHARE DATA
AND RATIOS HAVE BEEN DERIVED
FROM INFORMATION PROVIDED IN
THE FINANCIAL STATEMENTS.
PER SHARE OPERATING
  PERFORMANCE:
Net asset value, beginning of
  period......................  $27.03    $  26.79  $  23.25  $  23.88  $  21.64  $16.00    $  17.44  $  16.80  $  15.25  $  14.54
                                --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
Investment income -- net......     .09         .26       .33       .46       .41     .17         .43       .47       .47       .52
Realized and unrealized gain
  on investments and foreign
  currency transactions --
  net.........................    3.17        3.39      4.57      2.86      3.70     .61         .97      1.35      1.56       .94
                                --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
Total from investment
  operations..................    3.26        3.65      4.90      3.32      4.11     .78        1.40      1.82      2.03      1.46
                                --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
LESS DIVIDENDS AND
  DISTRIBUTIONS:
Investment income -- net......    (.22  )     (.50)     (.22)     (.47)     (.34)   (.23  )     (.70)     (.55)     (.39)     (.55)
Realized gain on investments
  -- net......................   (2.19  )    (2.91)    (1.14)    (3.48)    (1.53)   (.12  )    (2.14)     (.63)     (.09)     (.20)
                                --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
Total dividends and
  distributions...............   (2.41  )    (3.41)    (1.36)    (3.95)    (1.87)   (.35  )    (2.84)    (1.18)     (.48)     (.75)
                                --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
Net asset value, end of
  period......................  $27.88    $  27.03  $  26.79  $  23.25  $  23.88  $16.43    $  16.00  $  17.44  $  16.80  $  15.25
                                --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
                                --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
TOTAL INVESTMENT RETURN:**
Based on net asset value per
  share.......................  13.28%  ++   15.56%   22.47%    16.54%    20.73%   4.98%  ++    9.49%   11.72%    13.78%    10.44%
                                --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
                                --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
RATIOS TO AVERAGE NET ASSETS:
Expenses......................    .38%  *     .38%      .41%      .40%      .41%    .42%  *     .41%      .45%      .42%      .44%
                                --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
                                --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
Investment income -- net......    .71%  *    1.03%     1.38%     2.11%     1.98%   2.12%  *    2.75%     2.69%     3.02%     3.59%
                                --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
                                --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
SUPPLEMENTAL DATA:
Net assets, end of period (in
  thousands)..................  $385,204  $356,597  $335,802  $289,696  $252,957  $219,233  $231,144  $248,505  $232,530  $212,683
                                --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
                                --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
Portfolio turnover............  49.37%     110.95%    90.19%    74.30%   130.54%  60.78%     124.92%   108.04%   160.89%    26.81%
                                --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
                                --------  --------  --------  --------  --------  --------  --------  --------  --------  --------

  *  Annualized.
 **  Total investment returns exclude insurance-related fees and expenses.
  +  Based on average shares outstanding.
 ++  Aggregrate total investment return.

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Financial Highlights (Continued)
--------------------------------------------------------------------------------

                                             GROWTH STOCK PORTFOLIO
                                ------------------------------------------------
                                FOR THE
                                  SIX
                                 MONTHS      FOR THE YEAR ENDED DECEMBER 31,
                                 ENDED    --------------------------------------
INCREASE (DECREASE) IN NET      JUNE 30,
ASSET VALUE:                     1999+      1998      1997      1996      1995
--------------------------------------------------------------------------------
THE FOLLOWING PER SHARE DATA
AND RATIOS HAVE BEEN DERIVED
FROM INFORMATION PROVIDED IN
THE FINANCIAL STATEMENTS.
PER SHARE OPERATING
  PERFORMANCE:
Net asset value, beginning of
  period......................  $36.70    $  32.82  $  27.79  $  24.06  $  19.20
                                --------  --------  --------  --------  --------
Investment income -- net......     .17         .19       .24       .32       .15
Realized and unrealized gain
  (loss) on investments and
  foreign currency
  transactions -- net.........    4.61       10.00      8.01      4.24      6.13
                                --------  --------  --------  --------  --------
Total from investment
  operations..................    4.78       10.19      8.25      4.56      6.28
                                --------  --------  --------  --------  --------
LESS DIVIDENDS AND
  DISTRIBUTIONS:
Investment income -- net......    (.19  )     (.24)     (.18)     (.24)     (.23)
Realized gain on investments
  -- net......................   (4.62  )    (6.07)    (3.04)     (.59)    (1.19)
                                --------  --------  --------  --------  --------
Total dividends and
  distributions...............   (4.81  )    (6.31)    (3.22)     (.83)    (1.42)
                                --------  --------  --------  --------  --------
Net asset value, end of
  period......................  $36.67    $  36.70  $  32.82  $  27.79  $  24.06
                                --------  --------  --------  --------  --------
                                --------  --------  --------  --------  --------
TOTAL INVESTMENT RETURN:**
Based on net asset value per
  share.......................  15.00%  ++   38.18%   33.75%    19.57%    35.35%
                                --------  --------  --------  --------  --------
                                --------  --------  --------  --------  --------
RATIOS TO AVERAGE NET ASSETS:
Expenses......................    .37%  *     .37%      .37%      .38%      .38%
                                --------  --------  --------  --------  --------
                                --------  --------  --------  --------  --------
Investment income -- net......    .99%  *     .61%      .86%     1.25%      .82%
                                --------  --------  --------  --------  --------
                                --------  --------  --------  --------  --------
SUPPLEMENTAL DATA:
Net assets, end of period (in
  thousands)..................  $521,688  $456,228  $333,023  $240,666  $184,152
                                --------  --------  --------  --------  --------
                                --------  --------  --------  --------  --------
Portfolio turnover............  28.90%      60.69%    84.90%    78.04%    87.66%
                                --------  --------  --------  --------  --------
                                --------  --------  --------  --------  --------

  *  Annualized.
 **  Total investment returns exclude insurance-related fees and expenses.
  +  Based on average shares outstanding.
 ++  Aggregrate total investment return.

See Notes to Financial Statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                              HIGH YIELD PORTFOLIO
                                ------------------------------------------------
                                FOR THE
                                  SIX
                                 MONTHS      FOR THE YEAR ENDED DECEMBER 31,
                                 ENDED    --------------------------------------
                                JUNE 30,
                                 1999+     1998+     1997+     1996+     1995+
--------------------------------------------------------------------------------
THE FOLLOWING PER SHARE DATA
AND RATIOS HAVE BEEN DERIVED
FROM INFORMATION PROVIDED IN
THE FINANCIAL STATEMENTS.
PER SHARE OPERATING
  PERFORMANCE:
Net asset value, beginning of
  period......................  $ 7.90    $   9.19  $   9.15  $   8.99  $   8.53
                                --------  --------  --------  --------  --------
Investment income -- net......     .40         .85       .90       .89       .93
Realized and unrealized gain
  (loss) on investments and
  foreign currency
  transactions -- net.........    (.17  )    (1.29)      .04       .16       .46
                                --------  --------  --------  --------  --------
Total from investment
  operations..................     .23        (.44)      .94      1.05      1.39
                                --------  --------  --------  --------  --------
LESS DIVIDENDS AND
  DISTRIBUTIONS:
Investment income -- net......    (.40  )     (.85)     (.90)     (.89)     (.93)
Realized gain on investments
  -- net......................      --          --        --        --        --
                                --------  --------  --------  --------  --------
Total dividends and
  distributions...............    (.40  )     (.85)     (.90)     (.89)     (.93)
                                --------  --------  --------  --------  --------
Net asset value, end of
  period......................  $ 7.73    $   7.90  $   9.19  $   9.15  $   8.99
                                --------  --------  --------  --------  --------
                                --------  --------  --------  --------  --------
TOTAL INVESTMENT RETURN:**
Based on net asset value per
  share.......................   2.91%  ++   (5.19%)   10.74%   12.32%    17.12%
                                --------  --------  --------  --------  --------
                                --------  --------  --------  --------  --------
RATIOS TO AVERAGE NET ASSETS:
Expenses......................    .39%  *     .39%      .39%      .39%      .38%
                                --------  --------  --------  --------  --------
                                --------  --------  --------  --------  --------
Investment income -- net......  10.11%  *    9.86%     9.67%     9.77%    10.25%
                                --------  --------  --------  --------  --------
                                --------  --------  --------  --------  --------
SUPPLEMENTAL DATA:
Net assets, end of period (in
  thousands)..................  $107,006  $116,610  $143,764  $123,643  $107,378
                                --------  --------  --------  --------  --------
                                --------  --------  --------  --------  --------
Portfolio turnover............  24.85%      47.69%    60.94%    50.48%    63.39%
                                --------  --------  --------  --------  --------
                                --------  --------  --------  --------  --------

  *  Annualized.
 **  Total investment returns exclude insurance-related fees and expenses.
  +  Based on average shares outstanding.
 ++  Aggregrate total investment return.

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Financial Highlights (Continued)
--------------------------------------------------------------------------------

                                            INTERMEDIATE GOVERNMENT PORTFOLIO
                               ------------------------------------------------------------
                               FOR THE SIX
                                 MONTHS              FOR THE YEAR ENDED DECEMBER 31,
                                  ENDED        --------------------------------------------
INCREASE (DECREASE) IN NET      JUNE 30,
ASSET VALUE:                      1999+          1998+      1997+      1996+       1995+
-------------------------------------------------------------------------------------------
THE FOLLOWING PER SHARE DATA
AND RATIOS HAVE BEEN DERIVED
FROM INFORMATION PROVIDED IN
THE FINANCIAL STATEMENTS.
PER SHARE OPERATING
  PERFORMANCE:
Net asset value, beginning of
  period...................... $  11.32        $   11.08  $   10.93  $   11.41   $    10.32
                               -----------     ---------  ---------  ---------   ----------
Investment income -- net......      .33              .71        .73        .76          .78
Realized and unrealized gain
  (loss) on investments and
  foreign currency
  transactions -- net.........     (.52)             .25        .15       (.49)        1.10
                               -----------     ---------  ---------  ---------   ----------
Total from investment
  operations..................     (.19)             .96        .88        .27         1.88
                               -----------     ---------  ---------  ---------   ----------
LESS DIVIDENDS AND
  DISTRIBUTIONS:
Investment income -- net......     (.34)            (.72)      (.73)      (.75)        (.79)
Realized gain on investments
  -- net......................       --               --         --         --           --
                               -----------     ---------  ---------  ---------   ----------
Total dividends and
  distributions...............     (.34)            (.72)      (.73)      (.75)        (.79)
                               -----------     ---------  ---------  ---------   ----------
Net asset value, end of
  period...................... $  10.79        $   11.32  $   11.08  $   10.93   $    11.41
                               -----------     ---------  ---------  ---------   ----------
                               -----------     ---------  ---------  ---------   ----------
TOTAL INVESTMENT RETURN:**
Based on net asset value per
  share.......................   (1.73%)++         8.94%      8.42%      2.61%       18.87%
                               -----------     ---------  ---------  ---------   ----------
                               -----------     ---------  ---------  ---------   ----------
RATIOS TO AVERAGE NET ASSETS:
Expenses......................     .37%*            .37%       .37%       .38%         .38%
                               -----------     ---------  ---------  ---------   ----------
                               -----------     ---------  ---------  ---------   ----------
Investment income -- net......    6.09%*           6.44%      6.74%      6.85%        7.22%
                               -----------     ---------  ---------  ---------   ----------
                               -----------     ---------  ---------  ---------   ----------
Investment income -- net and
  realized gain on investments
  -- net......................       --               --         --         --           --
                               -----------     ---------  ---------  ---------   ----------
                               -----------     ---------  ---------  ---------   ----------
SUPPLEMENTAL DATA:
Net assets, end of period (in
  thousands).................. $230,436        $ 240,583  $ 222,212  $ 221,863   $  239,340
                               -----------     ---------  ---------  ---------   ----------
                               -----------     ---------  ---------  ---------   ----------
Portfolio turnover............  175.61%           65.67%     41.23%     29.35%       57.38%
                               -----------     ---------  ---------  ---------   ----------
                               -----------     ---------  ---------  ---------   ----------

  *  Annualized.
 **  Total investment returns exclude insurance-related fees and expenses.
  +  Based on average shares outstanding.
 ++  Amount is less than $.01 per share.
 ++  Aggregrate total investment return.

See Notes to Financial Statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                               LONG TERM CORPORATE BOND PORTFOLIO
                                  -------------------------------------------------------------
                                   FOR THE
                                     SIX
                                   MONTHS              FOR THE YEAR ENDED DECEMBER 31,
                                    ENDED     -------------------------------------------------
                                  JUNE 30,
                                    1999+       1998+        1997+        1996+        1995+
-----------------------------------------------------------------------------------------------
THE FOLLOWING PER SHARE DATA
AND RATIOS HAVE BEEN DERIVED
FROM INFORMATION PROVIDED IN
THE FINANCIAL STATEMENTS.
PER SHARE OPERATING
  PERFORMANCE:
Net asset value, beginning of
  period......................    $  11.91    $    11.72   $    11.53   $    12.02   $    10.72
                                  ---------   ----------   ----------   ----------   ----------
Investment income -- net......         .37           .75          .79          .80          .83
Realized and unrealized gain
  (loss) on investments and
  foreign currency
  transactions -- net.........        (.68)          .21          .18         (.50)        1.30
                                  ---------   ----------   ----------   ----------   ----------
Total from investment
  operations..................        (.31)          .96          .97          .30         2.13
                                  ---------   ----------   ----------   ----------   ----------
LESS DIVIDENDS AND
  DISTRIBUTIONS:
Investment income -- net......        (.36)         (.77)        (.78)        (.79)        (.83)
Realized gain on investments
  -- net......................          --            --           --           --           --
                                  ---------   ----------   ----------   ----------   ----------
Total dividends and
  distributions...............        (.36)         (.77)        (.78)        (.79)        (.83)
                                  ---------   ----------   ----------   ----------   ----------
Net asset value, end of
  period......................    $  11.24    $    11.91   $    11.72   $    11.53   $    12.02
                                  ---------   ----------   ----------   ----------   ----------
                                  ---------   ----------   ----------   ----------   ----------
TOTAL INVESTMENT RETURN:**
Based on net asset value per
  share.......................      (2.64%)++      8.45%        8.80%        2.77%       20.66%
                                  ---------   ----------   ----------   ----------   ----------
                                  ---------   ----------   ----------   ----------   ----------
RATIOS TO AVERAGE NET ASSETS:
Expenses......................        .39%*         .38%         .38%         .39%         .40%
                                  ---------   ----------   ----------   ----------   ----------
                                  ---------   ----------   ----------   ----------   ----------
Investment income -- net......       6.55%*        6.39%        6.87%        6.90%        7.32%
                                  ---------   ----------   ----------   ----------   ----------
                                  ---------   ----------   ----------   ----------   ----------
Investment income -- net and
  realized gain on investments
  -- net......................          --            --           --           --           --
                                  ---------   ----------   ----------   ----------   ----------
                                  ---------   ----------   ----------   ----------   ----------
SUPPLEMENTAL DATA:
Net assets, end of period (in
  thousands)..................    $127,208    $  131,729   $  124,746   $  117,988   $  125,033
                                  ---------   ----------   ----------   ----------   ----------
                                  ---------   ----------   ----------   ----------   ----------
Portfolio turnover............      61.71%       106.93%      107.02%       92.45%      110.49%
                                  ---------   ----------   ----------   ----------   ----------
                                  ---------   ----------   ----------   ----------   ----------

                                ---------------------------------------------------------
                                 FOR THE
                                   SIX
                                 MONTHS            FOR THE YEAR ENDED DECEMBER 31,
                                  ENDED     ---------------------------------------------
                                JUNE 30,
                                  1999        1998        1997        1996        1995
------------------------------
THE FOLLOWING PER SHARE DATA
AND RATIOS HAVE BEEN DERIVED
FROM INFORMATION PROVIDED IN
THE FINANCIAL STATEMENTS.
PER SHARE OPERATING
  PERFORMANCE:
Net asset value, beginning of
  period......................  $   1.00    $    1.00   $    1.00   $    1.00   $    1.00
                                ---------   ---------   ---------   ---------   ---------
Investment income -- net......       .02          .05         .05         .05         .06
Realized and unrealized gain
  (loss) on investments and
  foreign currency
  transactions -- net.........        --           --          --          --          --
                                ---------   ---------   ---------   ---------   ---------
Total from investment
  operations..................       .02          .05         .05         .05         .06
                                ---------   ---------   ---------   ---------   ---------
LESS DIVIDENDS AND
  DISTRIBUTIONS:
Investment income -- net......      (.02)        (.05)       (.05)       (.05)       (.06)
Realized gain on investments
  -- net......................        --++         --++        --++        --++        --
                                ---------   ---------   ---------   ---------   ---------
Total dividends and
  distributions...............      (.02)        (.05)       (.05)       (.05)       (.06)
                                ---------   ---------   ---------   ---------   ---------
Net asset value, end of
  period......................  $   1.00    $    1.00   $    1.00   $    1.00   $    1.00
                                ---------   ---------   ---------   ---------   ---------
                                ---------   ---------   ---------   ---------   ---------
TOTAL INVESTMENT RETURN:**
Based on net asset value per
  share.......................     2.32%++      5.42%       5.43%       5.33%       5.81%
                                ---------   ---------   ---------   ---------   ---------
                                ---------   ---------   ---------   ---------   ---------
RATIOS TO AVERAGE NET ASSETS:
Expenses......................      .36%*        .36%        .36%        .36%        .35%
                                ---------   ---------   ---------   ---------   ---------
                                ---------   ---------   ---------   ---------   ---------
Investment income -- net......        --           --          --          --          --
                                ---------   ---------   ---------   ---------   ---------
                                ---------   ---------   ---------   ---------   ---------
Investment income -- net and
  realized gain on investments
  -- net......................     4.70%*       5.26%       5.30%       5.16%       5.67%
                                ---------   ---------   ---------   ---------   ---------
                                ---------   ---------   ---------   ---------   ---------
SUPPLEMENTAL DATA:
Net assets, end of period (in
  thousands)..................  $568,542    $ 578,802   $ 525,717   $ 557,690   $ 568,439
                                ---------   ---------   ---------   ---------   ---------
                                ---------   ---------   ---------   ---------   ---------
Portfolio turnover............        --           --          --          --          --
                                ---------   ---------   ---------   ---------   ---------
                                ---------   ---------   ---------   ---------   ---------

  *  Annualized.
 **  Total investment returns exclude insurance-related fees and expenses.
  +  Based on average shares outstanding.
 ++  Amount is less than $.01 per share.
 ++  Aggregrate total investment return.

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Financial Highlights (Concluded)
--------------------------------------------------------------------------------

                                               MULTIPLE STRATEGY PORTFOLIO
                                ----------------------------------------------------------
                                 FOR THE
                                   SIX
                                  MONTHS           FOR THE YEAR ENDED DECEMBER 31,
                                  ENDED     ----------------------------------------------
INCREASE (DECREASE) IN NET       JUNE 30,
ASSET VALUE:                      1999+       1998+       1997+       1996+       1995+
------------------------------------------------------------------------------------------
THE FOLLOWING PER SHARE DATA
AND RATIOS HAVE BEEN DERIVED
FROM INFORMATION PROVIDED IN
THE FINANCIAL STATEMENTS.
PER SHARE OPERATING
  PERFORMANCE:
Net asset value, beginning of
  period......................  $   18.17   $    18.97  $    17.13  $    17.24  $    16.22
                                ----------  ----------  ----------  ----------  ----------
Investment income -- net......        .18          .43         .47         .53         .56
Realized and unrealized gain
  (loss) on investments and
  foreign currency
  transactions -- net.........       1.11         1.35        2.57        1.63        2.03
                                ----------  ----------  ----------  ----------  ----------
Total from investment
  operations..................       1.29         1.78        3.04        2.16        2.59
                                ----------  ----------  ----------  ----------  ----------
LESS DIVIDENDS AND
  DISTRIBUTIONS:
Investment income -- net......       (.35 )       (.57)       (.29)       (.60)       (.48)
Realized gain on investments
  -- net......................      (1.20 )      (2.01)       (.91)      (1.67)      (1.09)
                                ----------  ----------  ----------  ----------  ----------
Total dividends and
  distributions...............      (1.55 )      (2.58)      (1.20)      (2.27)      (1.57)
                                ----------  ----------  ----------  ----------  ----------
Net asset value, end of
  period......................  $   17.91   $    18.17  $    18.97  $    17.13  $    17.24
                                ----------  ----------  ----------  ----------  ----------
                                ----------  ----------  ----------  ----------  ----------
TOTAL INVESTMENT RETURN:**
Based on net asset value per
  share.......................      7.75% ++     10.83%     19.17%      14.32%      17.55%
                                ----------  ----------  ----------  ----------  ----------
                                ----------  ----------  ----------  ----------  ----------
RATIOS TO AVERAGE NET ASSETS:
Expenses, net of
  reimbursement...............       .39% *       .38%        .39%        .39%        .38%
                                ----------  ----------  ----------  ----------  ----------
                                ----------  ----------  ----------  ----------  ----------
Expenses......................       .39% *       .38%        .39%        .39%        .38%
                                ----------  ----------  ----------  ----------  ----------
                                ----------  ----------  ----------  ----------  ----------
Investment income -- net......      2.13% *      2.45%       2.65%       3.26%       3.44%
                                ----------  ----------  ----------  ----------  ----------
                                ----------  ----------  ----------  ----------  ----------
SUPPLEMENTAL DATA:
Net assets, end of period (in
  thousands)..................  $1,364,960  $1,340,253  $1,329,531  $1,211,185  $1,169,357
                                ----------  ----------  ----------  ----------  ----------
                                ----------  ----------  ----------  ----------  ----------
Portfolio turnover............     57.12%      110.08%     108.41%     143.82%     140.83%
                                ----------  ----------  ----------  ----------  ----------
                                ----------  ----------  ----------  ----------  ----------

  *  Annualized.
 **  Total investment returns exclude insurance-related fees and expenses.
  +  Based on average shares outstanding.
 ++  Aggregrate total investment return.

See Notes to Financial Statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                          NATURAL RESOURCES PORTFOLIO
                                ------------------------------------------------
                                FOR THE
                                  SIX
                                 MONTHS      FOR THE YEAR ENDED DECEMBER 31,
                                 ENDED    --------------------------------------
                                JUNE 30,
                                 1999+     1998+     1997+     1996+      1995
--------------------------------------------------------------------------------
THE FOLLOWING PER SHARE DATA
AND RATIOS HAVE BEEN DERIVED
FROM INFORMATION PROVIDED IN
THE FINANCIAL STATEMENTS.
PER SHARE OPERATING
  PERFORMANCE:
Net asset value, beginning of
  period......................  $6.86     $   8.12  $   9.19  $   8.17  $   7.43
                                --------  --------  --------  --------  --------
Investment income -- net......    .07          .15       .14       .16       .17
Realized and unrealized gain
  (loss) on investments and
  foreign currency
  transactions -- net.........   1.50        (1.23)    (1.14)     1.03       .73
                                --------  --------  --------  --------  --------
Total from investment
  operations..................   1.57        (1.08)    (1.00)     1.19       .90
                                --------  --------  --------  --------  --------
LESS DIVIDENDS AND
  DISTRIBUTIONS:
Investment income -- net......   (.15   )     (.18)     (.07)     (.17)     (.16)
Realized gain on investments
  -- net......................     --           --        --        --        --
                                --------  --------  --------  --------  --------
Total dividends and
  distributions...............   (.15   )     (.18)     (.07)     (.17)     (.16)
                                --------  --------  --------  --------  --------
Net asset value, end of
  period......................  $8.28     $   6.86  $   8.12  $   9.19  $   8.17
                                --------  --------  --------  --------  --------
                                --------  --------  --------  --------  --------
TOTAL INVESTMENT RETURN:**
Based on net asset value per
  share.......................  23.35%  ++  (13.57%)  (10.97%)   14.72%   12.22%
                                --------  --------  --------  --------  --------
                                --------  --------  --------  --------  --------
RATIOS TO AVERAGE NET ASSETS:
Expenses, net of
  reimbursement...............   .50%   *     .50%      .50%      .50%      .47%
                                --------  --------  --------  --------  --------
                                --------  --------  --------  --------  --------
Expenses......................   .58%   *     .63%      .59%      .57%      .47%
                                --------  --------  --------  --------  --------
                                --------  --------  --------  --------  --------
Investment income -- net......  1.78%   *    1.94%     1.65%     1.79%     1.99%
                                --------  --------  --------  --------  --------
                                --------  --------  --------  --------  --------
SUPPLEMENTAL DATA:
Net assets, end of period (in
  thousands)..................  $13,571   $ 11,794  $ 17,352  $ 25,029  $ 21,035
                                --------  --------  --------  --------  --------
                                --------  --------  --------  --------  --------
Portfolio turnover............  35.19%      29.62%    24.10%    31.29%    38.50%
                                --------  --------  --------  --------  --------
                                --------  --------  --------  --------  --------

  *  Annualized.
 **  Total investment returns exclude insurance-related fees and expenses.
  +  Based on average shares outstanding.
 ++  Aggregrate total investment return.

                 (This page has been left blank intentionally.)

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Notes to Financial Statements
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES:

Merrill Lynch Series Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company, with the exceptions of Global Strategy Portfolio and Natural Resources Portfolio, which are classified as non-diversified. The Fund's financial statements are prepared in accordance with generally accepted accounting principles, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The Fund offers its shares to Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York (indirect wholly-owned subsidiaries of Merrill Lynch & Co., Inc. ("ML & Co.") and Monarch Life Insurance Company (an insurance company not affiliated with ML & Co.)) separate accounts to fund benefits under certain variable life insurance contracts. The following is a summary of significant accounting policies followed by the Fund.

(a) VALUATION OF INVESTMENTS -- Money Reserve and Multiple Strategy Portfolios:
Investments maturing more than sixty days after the valuation date are valued at the most recent bid price or yield equivalent as obtained from dealers that make markets in such securities. When such securities are valued with sixty days or less to maturity, the difference between the valuation existing on the sixty-first day before maturity and maturity value is amortized on a straight-line basis to maturity. Investments maturing within sixty days from their date of acquisition are valued at amortized cost, which approximates market value. For the purpose of valuation, the maturity of a variable rate certificate of deposit is deemed to be the next coupon date on which the interest rate is to be adjusted.

Balanced, Capital Stock, Global Strategy, Growth Stock, High Yield, Intermediate Government Bond, Long Term Corporate Bond, Multiple Strategy and Natural Resources Portfolios: Portfolio securities which are traded on stock exchanges are valued at the last sale price as of the close of business on the day the securities are being valued or, lacking any sales, at the closing bid price. Securities other than money market securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. Portfolio securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market, and it is expected that for debt securities this ordinarily will be the over-the-counter market. Short-term securities are valued at amortized cost, which approximates market value.

Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Futures contracts are valued at settlement price at the close of the applicable exchange. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund.

(b) REPURCHASE AGREEMENTS -- The Fund invests in US Government securities pursuant to repurchase agreements. Under such agreements, the counterparty agrees to repurchase the security at a mutually agreed upon time and price. The Fund takes possession of the underlying securities, marks to market such securities and, if necessary, receives additional securities daily to ensure that the contract is fully collateralized.

(c) INCOME TAXES -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(d) SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Portfolios have determined the ex-dividend date. Interest income (including

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Notes to Financial Statements  (Continued)
--------------------------------------------------------------------------------
amortization of premium and discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) PREPAID REGISTRATION FEES -- Prepaid registration fees are charged to expense as the related shares are issued.

(f) DERIVATIVE FINANCIAL INSTRUMENTS -- The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the equity, debt and currency markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

- FOREIGN CURRENCY OPTIONS AND FUTURES -- Certain Portfolios may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-US dollar denominated securities owned by the Portfolio, sold by the Portfolio but not yet delivered, or committed or anticipated to be purchased by the Portfolio.

- FORWARD FOREIGN EXCHANGE CONTRACTS -- Capital Stock, Global Strategy, Multiple Strategy and Natural Resources Portfolios are authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Portfolio's records. However, the effect on operations is recorded from the date the Portfolio enters into such contracts.

- OPTIONS -- Certain Portfolios are authorized to write and purchase call and put options. When a Portfolio writes an option, an amount equal to the premium received by the Portfolio is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Portfolio enters into a closing transaction), the Portfolio realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

- FINANCIAL FUTURES CONTRACTS -- Multiple Strategy and Natural Resources Portfolios may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Portfolio deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract . Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(g) FOREIGN CURRENCY TRANSACTIONS -- Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(h) DIVIDENDS AND DISTRIBUTIONS -- Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Notes to Financial Statements  (Continued)
--------------------------------------------------------------------------------

2. INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH AFFILIATES:

The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Asset Management, L.P. ("MLAM"). The general partner of MLAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of ML & Co., which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plan with Merrill Lynch Funds Distributor ("MLFD" or the "Distributor"), a division of Princeton Funds Distributor, Inc. ("PFD"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc. MLAM is responsible for the management of the Fund's portfolios and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the aggregate average daily value of the ten combined Portfolios' net assets at the following annual rates: 0.50% of the Fund's average daily net assets not exceeding $250 million, 0.45% of the next $50 million, 0.40% of the next $100 million, 0.35% of the next $400 million, and 0.30% of average daily net assets in excess of $800 million.

MLAM, Merrill Lynch Life Agency, Inc. and Monarch entered into an agreement which provided that Monarch will reimburse the Fund's expenses with respect to each Portfolio, to the extent that these expenses exceed 0.50% of the Portfolio's average daily net assets.

For the six months ended June 30, 1999, the Natural Resources Portfolio was reimbursed in the amount of $4,954.

Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., earned commissions on the execution of portfolio security transactions aggregating $3,615 in the Balanced Portfolio, $28,747 in the Capital Stock Portfolio, $11,258 in the Global Strategy Portfolio, $6,798 in the Growth Stock Portfolio, $625 in the High Yield Portfolio, $108,362 in the Multiple Strategy Portfolio, and $1,636 in the Natural Resources Portfolio for the six months ended June 30, 1999.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

During the six months ended June 30, 1999, Merrill Lynch Security Pricing Service, an affiliate of MLPF&S, was paid by Balanced Portfolio $269; Global Strategy $238; High Yield Portfolio $1,127; Intermediate Government Portfolio $1,020; Long Term Corporate Bond Portfolio $2,896; and Multiple Strategy Portfolio $253 for security price quotations to compute the net asset value of the Portfolios.

Accounting services are provided to the Fund by MLAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of MLAM, FDS, PSI, PFD, and/or ML & Co.

3. INVESTMENTS:

Purchases and sales of investments, excluding short-term securities, for the six months ended June 30, 1999 were as follows:

                                                                                                INTERMEDIATE  LONG TERM
                                           CAPITAL        GLOBAL                                GOVERNMENT    CORPORATE
                             BALANCED       STOCK        STRATEGY    GROWTH STOCK  HIGH YIELD      BOND          BOND
                            PORTFOLIO     PORTFOLIO     PORTFOLIO     PORTFOLIO     PORTFOLIO    PORTFOLIO    PORTFOLIO
-------------------------------------------------------------------------------------------------------------------------
Total Purchases..........  $ 68,792,506  $175,931,182  $133,431,432  $135,171,657  $27,455,251  $412,445,718 $ 78,975,973
                           ------------  ------------  ------------  ------------  -----------  -----------  ------------
                           ------------  ------------  ------------  ------------  -----------  -----------  ------------
Total Sales..............  $ 66,176,376  $198,747,163  $152,732,896  $155,076,917  $34,850,903  $410,610,292 $ 76,591,417
                           ------------  ------------  ------------  ------------  -----------  -----------  ------------
                           ------------  ------------  ------------  ------------  -----------  -----------  ------------


                              MULTIPLE        NATURAL
                              STRATEGY       RESOURCES
                             PORTFOLIO       PORTFOLIO
-------------------------
Total Purchases..........  $  751,696,320  $   4,233,712
                           --------------  --------------
                           --------------  --------------
Total Sales..............  $  808,399,460  $   3,760,195
                           --------------  --------------
                           --------------  --------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Notes to Financial Statements  (Continued)
--------------------------------------------------------------------------------

As of June 30, 1999, unrealized appreciation/depreciation for Federal income tax purposes were as follows:

                                                CAPITAL        GLOBAL        GROWTH         HIGH
                                  BALANCED       STOCK        STRATEGY       STOCK         YIELD
                                 PORTFOLIO     PORTFOLIO     PORTFOLIO     PORTFOLIO     PORTFOLIO
----------------------------------------------------------------------------------------------------
Appreciated securities........  $ 16,312,170  $ 93,680,545  $ 34,449,726  $136,796,627  $  3,392,869
Depreciated securities........    (2,047,598)   (3,088,908)  (10,928,028)   (4,076,114)  (17,722,815)
                                ------------  ------------  ------------  ------------  ------------
Net unrealized appreciation
  (depreciation)..............  $ 14,264,572  $ 90,591,637  $ 23,521,697  $132,720,513  $(14,329,946)
                                ------------  ------------  ------------  ------------  ------------
                                ------------  ------------  ------------  ------------  ------------
Cost for Federal income tax
  purposes....................  $107,465,261  $294,712,190  $192,819,986  $383,122,429  $119,553,710
                                ------------  ------------  ------------  ------------  ------------
                                ------------  ------------  ------------  ------------  ------------
Net realized gains (losses) for the six months ended June 30, 1999 and net unrealized gains (losses)
as of June 30, 1999 were as follows:

                                                                                       GLOBAL STRATEGY
                                  BALANCED PORTFOLIO     CAPITAL STOCK PORTFOLIO          PORTFOLIO
                                -----------------------  ------------------------  ------------------------
                                                                      UNREALIZED    REALIZED    UNREALIZED
                                 REALIZED   UNREALIZED    REALIZED       GAINS        GAINS        GAINS
                                  GAINS        GAINS        GAINS      (LOSSES)     (LOSSES)     (LOSSES)
-----------------------------------------------------------------------------------------------------------
Long-term securities..........  $4,446,130  $14,264,572  $26,969,018  $90,591,637  $10,199,425  $23,521,698
Short-term securities.........          --           --           --           --           --           --
Forward foreign exchange
  contracts...................          --           --           --       66,807    1,955,765       39,778
Foreign currency
  transactions................          --           --      207,330         (845)  (1,067,017)     (69,086)
                                ----------  -----------  -----------  -----------  -----------  -----------
Total.........................  $4,446,130  $14,264,572  $27,176,348  $90,657,599  $11,088,173  $23,492,390
                                ----------  -----------  -----------  -----------  -----------  -----------
                                ----------  -----------  -----------  -----------  -----------  -----------

4. CAPITAL SHARE TRANSACTIONS:
Transactions in capital shares were as follows:


                                 GROWTH STOCK PORTFOLIO       HIGH YIELD PORTFOLIO
                                -------------------------  --------------------------

                                 REALIZED     UNREALIZED    REALIZED     UNREALIZED
                                   GAINS        GAINS        LOSSES        LOSSES
------------------------------
Long-term securities..........  $51,434,606  $132,720,513  $  (568,455) $ (14,329,946)
Short-term securities.........           --            --           (1)            --
Forward foreign exchange
  contracts...................           --            --           --             --
Foreign currency
  transactions................           --            --           --             --
                                -----------  ------------  -----------  -------------
Total.........................  $51,434,606  $132,720,513  $  (568,456) $ (14,329,946)
                                -----------  ------------  -----------  -------------
                                -----------  ------------  -----------  -------------
4. CAPITAL SHARE TRANSACTIONS:
Transactions in capital shares

                                                                                        GLOBAL STRATEGY
                                   BALANCED PORTFOLIO     CAPITAL STOCK PORTFOLIO          PORTFOLIO
                                ------------------------  ------------------------  ------------------------
FOR THE SIX MONTHS ENDED                       DOLLAR                    DOLLAR                    DOLLAR
JUNE 30, 1999                     SHARES       AMOUNT       SHARES       AMOUNT       SHARES       AMOUNT
------------------------------------------------------------------------------------------------------------
Shares sold...................     410,365  $  6,092,123     401,451  $ 10,376,214     485,724  $  7,738,470
Shares issued to shareholders
  in reinvestment of dividends
  and distributions...........     746,863    10,926,604   1,296,982    31,814,981     321,970     5,064,593
                                ----------  ------------  ----------  ------------  ----------  ------------
Total issued..................   1,157,228    17,018,727   1,698,433    42,191,195     807,694    12,803,063
Shares redeemed...............    (529,483)   (7,880,280) (1,073,248)  (27,492,848) (1,905,128)  (30,283,668)
                                ----------  ------------  ----------  ------------  ----------  ------------
Net increase (decrease).......     627,745  $  9,138,447     625,185  $ 14,698,347  (1,097,434) $(17,480,605)
                                ----------  ------------  ----------  ------------  ----------  ------------
                                ----------  ------------  ----------  ------------  ----------  ------------

                                 GROWTH STOCK PORTFOLIO
                                ------------------------
FOR THE SIX MONTHS ENDED                       DOLLAR
JUNE 30, 1999                     SHARES       AMOUNT
------------------------------
Shares sold...................   1,111,234  $ 38,733,451
Shares issued to shareholders
  in reinvestment of dividends
  and distributions...........   1,876,881    59,778,659
                                ----------  ------------
Total issued..................   2,988,115    98,512,110
Shares redeemed...............  (1,192,934)  (40,955,480)
                                ----------  ------------
Net increase (decrease).......   1,795,181  $ 57,556,630
                                ----------  ------------
                                ----------  ------------

                                                                                        GLOBAL STRATEGY
                                   BALANCED PORTFOLIO     CAPITAL STOCK PORTFOLIO          PORTFOLIO
                                ------------------------  ------------------------  ------------------------
FOR THE YEAR ENDED                             DOLLAR                    DOLLAR                    DOLLAR
DECEMBER 31, 1998                 SHARES       AMOUNT       SHARES       AMOUNT       SHARES       AMOUNT
------------------------------------------------------------------------------------------------------------
Shares sold...................     778,807  $ 11,679,510   1,114,323  $ 27,803,421   1,072,544  $ 16,568,269
Shares issued to shareholders
  in reinvestment of dividends
  and distributions...........     731,174    10,448,471   1,821,223    42,684,763   2,756,231    40,433,906
                                ----------  ------------  ----------  ------------  ----------  ------------
Total issued..................   1,509,981    22,127,981   2,935,546    70,488,184   3,828,775    57,002,175
Shares redeemed...............  (1,015,516)  (15,319,354) (2,275,298)  (55,470,852) (3,631,415)  (55,249,639)
                                ----------  ------------  ----------  ------------  ----------  ------------
Net increase (decrease).......     494,465  $  6,808,627     660,248  $ 15,017,332     197,360  $  1,752,536
                                ----------  ------------  ----------  ------------  ----------  ------------
                                ----------  ------------  ----------  ------------  ----------  ------------


                                 GROWTH STOCK PORTFOLIO
                                ------------------------
FOR THE YEAR ENDED                             DOLLAR
DECEMBER 31, 1998                 SHARES       AMOUNT
------------------------------
Shares sold...................   2,365,185  $ 73,180,705
Shares issued to shareholders
  in reinvestment of dividends
  and distributions...........   2,391,608    64,047,263
                                ----------  ------------
Total issued..................   4,756,793   137,227,968
Shares redeemed...............  (2,471,233)  (75,131,439)
                                ----------  ------------
Net increase (decrease).......   2,285,560  $ 62,096,529
                                ----------  ------------
                                ----------  ------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Notes to Financial Statements  (Continued)
--------------------------------------------------------------------------------

                                INTERMEDIATE   LONG TERM
                                 GOVERNMENT    CORPORATE       MONEY         MULTIPLE       NATURAL
                                    BOND          BOND        RESERVE        STRATEGY      RESOURCES
                                 PORTFOLIO     PORTFOLIO     PORTFOLIO      PORTFOLIO      PORTFOLIO
-----------------------------------------------------------------------------------------------------
Appreciated securities........  $    328,439  $    680,057  $      4,641  $  237,745,458  $ 2,260,718
Depreciated securities........    (3,943,740)   (4,950,147)     (582,319)    (40,591,762)  (1,294,739)
                                ------------  ------------  ------------  --------------  -----------
Net unrealized appreciation
  (depreciation)..............  $ (3,615,301) $ (4,270,090) $   (577,678) $  197,153,696  $   965,979
                                ------------  ------------  ------------  --------------  -----------
                                ------------  ------------  ------------  --------------  -----------
Cost for Federal income tax
  purposes....................  $261,297,437  $129,584,740  $569,787,632  $1,147,513,879  $12,659,550
                                ------------  ------------  ------------  --------------  -----------
                                ------------  ------------  ------------  --------------  -----------
Net realized gains (losses) for the six months ended June 30, 1999 and net unrealized gains (losses)
as of June 30, 1999 were as follows:

                                INTERMEDIATE GOVERNMENT   LONG TERM CORPORATE BOND    MONEY RESERVE
                                     BOND PORTFOLIO              PORTFOLIO              PORTFOLIO
                                ------------------------  ------------------------  -----------------
                                 REALIZED
                                   GAINS     UNREALIZED    REALIZED    UNREALIZED   REALIZED UNREALIZED
                                 (LOSSES)      LOSSES        GAINS       LOSSES      GAINS    LOSSES
-----------------------------------------------------------------------------------------------------
Long-term securities..........  $(2,006,046) $(3,615,301) $   61,375   $(4,270,090)     --        --
Short-term securities.........           27           --          --            --  $28,160  $(577,678)
Forward foreign exchange
  contracts...................           --           --          --            --      --        --
Foreign currency
  transactions................           --           --          --            --      --        --
                                -----------  -----------  -----------  -----------  -------  --------
Total.........................  $(2,006,019) $(3,615,301) $   61,375   $(4,270,090) $28,160  $(577,678)
                                -----------  -----------  -----------  -----------  -------  --------
                                -----------  -----------  -----------  -----------  -------  --------

4. CAPITAL SHARE TRANSACTIONS:
Transactions in capital shares were as follows:


                                 MULTIPLE STRATEGY PORTFOLIO
                                ------------------------------    ------------------------------
                                  REALIZED        UNREALIZED        REALIZED        UNREALIZED
                                    GAINS            GAINS            GAINS            GAINS
                                  (LOSSES)         (LOSSES)         (LOSSES)         (LOSSES)
------------------------------
Long-term securities..........   $ 57,088,552     $197,153,696     $ (1,173,707)     $  965,979
Short-term securities.........             --               --                6              --
Forward foreign exchange
  contracts...................      6,156,920          110,155               --              --
Foreign currency
  transactions................        (75,360)        (104,679)            (854)        (12,356)
                                -------------    -------------    -------------    -------------
Total.........................   $ 63,170,112     $197,159,172     $ (1,174,555)     $  953,623
                                -------------    -------------    -------------    -------------
                                -------------    -------------    -------------    -------------
4. CAPITAL SHARE TRANSACTIONS:
Transactions in capital shares

                                                          INTERMEDIATE GOVERNMENT   LONG TERM CORPORATE BOND
                                  HIGH YIELD PORTFOLIO         BOND PORTFOLIO              PORTFOLIO
                                ------------------------  ------------------------  ------------------------
                                               DOLLAR                    DOLLAR                    DOLLAR
                                  SHARES       AMOUNT       SHARES       AMOUNT       SHARES       AMOUNT
------------------------------------------------------------------------------------------------------------
Shares sold...................   4,471,997  $ 34,993,850   1,061,053  $ 11,761,557     642,848  $  7,462,199
Shares issued to shareholders
  in reinvestment of dividends
  and distributions...........     766,913     6,005,606     654,417     7,223,333     350,362     4,051,273
                                ----------  ------------  ----------  ------------  ----------  ------------
Total issued..................   5,238,910    40,999,456   1,715,470    18,984,890     993,210    11,513,472
Shares redeemed...............  (6,168,659)  (48,520,769) (1,613,834)  (17,789,654)   (737,351)   (8,515,450)
                                ----------  ------------  ----------  ------------  ----------  ------------
Net increase (decrease).......    (929,749) $ (7,521,313)    101,636  $  1,195,236     255,859  $  2,998,022
                                ----------  ------------  ----------  ------------  ----------  ------------
                                ----------  ------------  ----------  ------------  ----------  ------------

                                   MONEY RESERVE PORTFOLIO
                                ------------------------------  ------------------------------  ------------------------------
                                                    DOLLAR                          DOLLAR                          DOLLAR
                                   SHARES           AMOUNT         SHARES           AMOUNT         SHARES           AMOUNT
------------------------------
Shares sold...................    119,670,844    $ 119,670,844        246,189    $   4,058,144      1,002,035    $   7,649,055
Shares issued to shareholders
  in reinvestment of dividends
  and distributions...........     13,145,010       13,145,010      6,873,008      114,435,587         37,676          254,695
                                -------------    -------------  -------------    -------------  -------------    -------------
Total issued..................    132,815,854      132,815,854      7,119,197      118,493,731      1,039,711        7,903,750
Shares redeemed...............   (142,562,550)    (142,562,550)    (4,671,315)     (79,693,533)    (1,117,521)      (8,505,622)
                                -------------    -------------  -------------    -------------  -------------    -------------
Net increase (decrease).......     (9,746,696)   $  (9,746,696)     2,447,882    $  38,800,198        (77,810)   $    (601,872)
                                -------------    -------------  -------------    -------------  -------------    -------------
                                -------------    -------------  -------------    -------------  -------------    -------------

                                                          INTERMEDIATE GOVERNMENT   LONG TERM CORPORATE BOND
                                  HIGH YIELD PORTFOLIO         BOND PORTFOLIO              PORTFOLIO
                                ------------------------  ------------------------  ------------------------
                                               DOLLAR                    DOLLAR                    DOLLAR
                                  SHARES       AMOUNT       SHARES       AMOUNT       SHARES       AMOUNT
------------------------------------------------------------------------------------------------------------
Shares sold...................   7,507,390  $ 63,434,459   2,645,259  $ 29,677,244   1,377,909  $ 16,238,970
Shares issued to shareholders
  in reinvestment of dividends
  and distributions...........   1,541,379    13,357,566   1,307,193    14,551,966     702,078     8,233,350
                                ----------  ------------  ----------  ------------  ----------  ------------
Total issued..................   9,048,769    76,792,025   3,952,452    44,229,210   2,079,987    24,472,320
Shares redeemed...............  (9,924,680)  (85,182,939) (2,742,781)  (30,605,372) (1,662,749)  (19,533,330)
                                ----------  ------------  ----------  ------------  ----------  ------------
Net increase (decrease).......    (875,911) $ (8,390,914)  1,209,671  $ 13,623,838     417,238  $  4,938,990
                                ----------  ------------  ----------  ------------  ----------  ------------
                                ----------  ------------  ----------  ------------  ----------  ------------


                                 MONEY RESERVE PORTFOLIO           PORTFOLIO                 PORTFOLIO
                                --------------------------  ------------------------  ------------------------
                                                 DOLLAR                    DOLLAR                    DOLLAR
                                   SHARES        AMOUNT       SHARES       AMOUNT       SHARES       AMOUNT
------------------------------
Shares sold...................   284,303,867  $284,303,867     633,962  $ 10,885,213     710,396  $  5,326,430
Shares issued to shareholders
  in reinvestment of dividends
  and distributions...........    29,096,871    29,096,871  11,010,994   180,910,620      49,398       392,711
                                ------------  ------------  ----------  ------------  ----------  ------------
Total issued..................   313,400,738   313,400,738  11,644,956   191,795,833     759,794     5,719,141
Shares redeemed...............  (260,242,423) (260,242,423) (7,971,065) (136,879,773) (1,181,796)   (9,000,546)
                                ------------  ------------  ----------  ------------  ----------  ------------
Net increase (decrease).......    53,158,315  $ 53,158,315   3,673,891  $ 54,916,060    (422,002) $ (3,281,405)
                                ------------  ------------  ----------  ------------  ----------  ------------
                                ------------  ------------  ----------  ------------  ----------  ------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Notes to Financial Statements  (Concluded)
--------------------------------------------------------------------------------

5. CAPITAL LOSS CARRYFORWARDS:

At December 31, 1998, the Fund had capital loss carryforwards of approximately $3,820,000 in the High Yield Portfolio, of which $349,000 expires in 1999, $231,000 expires in 2005 and $3,240,000 expires in 2006; $5,678,000 in the
Intermediate Government Bond Portfolio, of which $2,768,000 expires in 2002, $1,088,000 expires in 2003, and $1,822,000 expires in 2004; $252,000 in the Long
Term Corporate Bond Portfolio, all of which expires in 2002; $1,782,000 in the Natural Resources Portfolio, of which $155,000 expires in 1999, $297,000 expires in 2000, and $1,330,000 expires in 2006. These amounts will be available to offset like amounts of any future taxable capital gains. Expired capital loss carryforward in the amount of $3,019,030 and $1,186,895 in the High Yield and Natural Resources Portfolios, respectively, has been reclassified to paid-in capital in excess of par.

6. COMMITMENTS:

At June 30, 1999, the Global Strategy Portfolio and Multiple Strategy Portfolio entered into foreign exchange contracts, in addition to the contracts listed in the Schedule of Investments, under which they agreed to purchase various foreign currencies with values of approximately $722,000 and $2,398,000, respectively; the Global Strategy Portfolio and Multiple Strategy Portfolio have entered into foreign exchange contracts under which they have agreed to sell various foreign currencies with values of approximately $2,381,000 and $8,529,000, respectively.

7. SUBSEQUENT EVENTS:

On July 1, 1999, the Board of Directors declared dividends and distributions per share payable on July 1, 1999 to shareholders of record as of July 1, 1999 as follows:

                                                    ORDINARY
PORTFOLIO                                            INCOME
-------------------------------------------------------------
High Yield........................................  $ .070487
Intermediate Government Bond......................    .056777
Long Term Corporate Bond..........................    .066307
-------------------------------------------------------------

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                                       79

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                                       80

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Directors and Officers
--------------------------------------------------------------------------------

TERRY K. GLENN-President and Director

JACK B. SUNDERLAND-Director

STEPHEN B. SWENSRUD-Director

J. THOMAS TOUCHTON-Director

CHRISTOPHER G. AYOUB-Senior Vice President

ROBERT C. DOLL-Senior Vice President

LAWRENCE R. FULLER-Senior Vice President

VINCENT T. LATHBURY III-Senior Vice President

KEVIN J. MCKENNA-Senior Vice President

JOSEPH T. MONAGLE JR.-Senior Vice President

THOMAS R. ROBINSON-Senior Vice President

ROBERT M. SHEARER-Senior Vice President

JOEL HEYMSFELD-Vice President

ROBERT F. MURRAY-Vice President

JACQUELINE L. ROGERS-Vice President

DONALD C. BURKE-Treasurer

ALLAN J. OSTER-Secretary

PRINCIPAL OFFICE OF THE FUND
Box 9011
Princeton, New Jersey 08453-9011

CUSTODIAN
The Bank of New York
90 Washington Street
New York, New York 10286

TRANSFER AGENT
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, Florida 32246-6484
(800) 637-3863

This report is authorized for distribution only to Policyowners of certain variable life insurance policies which are funded by shares of Merrill Lynch Series Fund, Inc. This report is not authorized for use as an offer of sale or solicitation of an offer to buy shares of the Fund or the policies. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. An investment in Money Reserve Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation, any Government agency or MLAM. For Money Reserve Portfolio, although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio. Statements and other information herein are as dated and are subject to change.

59828-6/99